      As filed with the Securities and Exchange Commission on June 8, 2005

                                        Securities Act Registration No. 33-60967

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-6
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 13

                                   ----------

                  CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                   ----------

              900 Cottage Grove Road, Bloomfield, Connecticut 06152
                                 (203) 726-6000
    (Address and Telephone Number of Depositor's Principal Executive Offices)

                            Michael A. James, Esquire
                   Connecticut General Life Insurance Company
                                Two Liberty Place
                                   48th Floor
                             Philadelphia, PA 19192
                     (Name and Address of Agent for Service)

                                   ----------

                                    Copy to:

   Walter E. Heindl, Esquire                   Michael Berenson, Esquire
     Two Liberty Place                       1111 Pennsylvania Avenue, N.W.
         48th Floor                              Washington, D.C. 20004
    Philadelphia, PA 19192

                  Approximate date of proposed public offering:

   INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                (Title and Amount of Securities Being Registered)

        It is proposed that this filing will become effective:

        [ ]     immediately upon filing pursuant to paragraph (b)
        [ ]     on (date) pursuant to paragraph (b)
        [X]     60 days after filing pursuant to paragraph (a)(1)
        [ ]     on (date) pursuant to paragraph (a)(1) of Rule 485

CONNECTICUT GENERAL LIFE                         [COMPANY LOGO APPEARS HERE]
INSURANCE COMPANY                                CIGNA Group Insurance
CG VARIABLE LIFE INSURANCE                       Life . Accident . Disability
SEPARATE ACCOUNT A
Home Office Location:                            Mailing Address:
900 Cottage Grove Road                           CIGNA
Bloomfield, Connecticut 06002                    Lehigh Valley Corporate Center
                                                 1455 Valley Center Parkway
                                                 (800) 225-0646

               THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

        The Policy is a Group Variable Universal Life Insurance Policy.

        The Policy is a Group Policy. It is a contract between us, Connecticut General Life Insurance Company, and a Group Policyholder, which may be an Employer, a Labor Union, a Trustee on behalf of an employer or labor union, or some other group permitted by law.

        Eligible persons who enroll and are accepted will receive a Certificate of Insurance which describes their benefits under the Policy. Depending on the terms of a specific plan, Certificates of Insurance may also be available to the spouse of an employee or member.

        Your Certificate may terminate if at any time you are no longer eligible. The Policy may allow your Certificate to stay in force in some cases, or you may be allowed to convert to an individual life insurance Policy.

        We and the Group Policyholder reserve the right to change the terms of the Group Policy, or to terminate the Group Policy, subject to the requirements of state law.

        This Prospectus describes the features of the Group Policies that we offer to Group Policyholders. The terms of the specific Group Policy offered to your employer or union will be set forth in a Detailed Brochure which will accompany or follow this Prospectus. These terms will also be included in your Certificate.

        The Securities and Exchange Commission has not approved or disapproved these securities or determined that this Prospectus is accurate or complete. Any statement to the contrary is a crime.

        This Prospectus is valid and complete only when it is accompanied by the current prospectuses of each of the variable funds. Please read this with care. Please keep the prospectuses with your important papers for future reference.

        This Prospectus is not an offer to sell, and does not solicit an offer to buy, a certificate under the policy in any state where the policy cannot legally be offered, or with respect to any person to whom the policy cannot legally be offered.

                         PROSPECTUS DATED AUGUST 7, 2005

                                Table of Contents

                                                                         Page
Item                                                                   Number
-----------------------------------------------------------------------------
Benefits of the Policy .....................................................1
Risks of the Policy ........................................................2
Table of Fees and Charges ..................................................3
Right to Examine ...........................................................5
The Investment Funds .......................................................5
Fund Performance ...........................................................9
Investment Risk ...........................................................10
New Funds .................................................................10
Substitution or Elimination of Funds ......................................10
Fund Participation Agreements..............................................10
Investment Advisers .......................................................10
Eligibility and Enrollment ................................................10
Premium Payments ..........................................................11
Fees and Charges ..........................................................11
Monthly Certificate Expense Charges .......................................13
Termination, Reinstatement and Conversion .................................14
Life Insurance Benefits ...................................................16
Additional Benefit Options ................................................18
Cash Value Features .......................................................20
Other Important Provisions ................................................22
Tax Matters ...............................................................23
The Insurance Company .....................................................25
Other Matters .............................................................26
Illustrations .............................................................28

                             BENEFITS OF THE POLICY

Life Insurance             The Policy pays a life insurance benefit in
                           the event of your death. Depending on the plan chosen by the Group Policyholder, the Policy may also provide the following benefits:

                           . Availability of a Certificate insuring your spouse.

                           . Term life insurance benefits on your spouse or dependent children.

                           .   Additional benefits for accidental death.

                           . Payment of part of the life insurance benefit while you are living, in case of terminal illness.

                           . Waiver of the cost of life insurance if you become totally disabled.

                           .   Other benefits permitted by law.

                           See pages 16-20 for a description of the Policy's insurance benefits.

Cash Value                 Depending on the amount of premium paid, the
                           Policy builds Cash Value. You may obtain loans from us, using the Cash Value as security. You may also withdraw all or part of the Cash Value. Any Cash
                           Value which has not been loaned or withdrawn is added to your life insurance coverage amount, and is part of the death benefit paid to your beneficiary.

                           See pages 20-22 for a description of the Policy's Cash Value and loan features.

Flexible Premium
Payments                   The Policy provides for flexible premium payments.
                           Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. You may increase your premiums, or make lump sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies. If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value.

                           See pages 11-14 for a description of the Policy's premium provisions.

Investment Choices         Your Cash Value may be invested in one or
                           more Variable Funds, whose value depends on the investment performance of specific mutual funds, and which is not guaranteed by us. You may also invest all or part of your Cash Value in a Fixed Account, which earns interest at a rate set by us from time to time, and whose principal and interest are guaranteed by us. Within limits, you may make transfers between the various funds. See pages 5-9 for a brief description of the Policy's available investment funds. More information concerning each investment fund is contained in the fund prospectus, which is attached to this prospectus.

Tax Benefits               You are generally not subject to tax on the
                           Policy's earnings until you withdraw Cash Value in excess of your premium payments. This is known as tax deferral. Earnings paid to your beneficiary as part of the death benefit are generally not subject to income tax.

                           See pages 23-24 for an explanation of tax provisions affecting the Policy

                               RISKS OF THE POLICY

Investment
Performance                If you have invested all or part of your Cash Value
                           in any of the Variable Funds, your Cash Value will depend on the investment performance of the Variable
                           Funds. Neither the principal nor any rate of return is guaranteed. You may lose money.
                           See the Variable Fund prospectuses for information concerning the investment objectives and risks of each of the Variable Funds.

Suitability                Variable universal life insurance is designed for
                           long-term financial planning. It is not suitable for short-term savings, and the Variable Funds may not be suitable for all investors. You should not purchase the Policy if you will need the premium payment in a short period of time, or if you do not need life insurance protection.

Termination                Your certificate may lapse (terminate) if the Cash
                           Value is too low to support the monthly charges. You will receive a grace period during which you will be notified in writing that your certificate will terminate unless you pay additional premium. Unless your certificate's Cash Value exceeds $250, your certificate may terminate if your employment terminates, or if your employer no longer sponsors the group policy. If your certificate terminates for these reasons, you have a right to convert to an individual fixed benefit life insurance policy. If your certificate's Cash Value exceeds $250, or if we have agreed with your employer to make this option available in other cases, you may continue your certificate if your employment terminates. The monthly cost of insurance will increase.

                           See pages 14-15 for a description of the Policy's termination, conversion and portability provisions.

Impact of
Surrender Charges          Your cash surrender value may be reduced by surrender
                           charges. See page 3.

Impact of Loans            Policy loans reduce your certificate's Cash Value,
                           and, accordingly, reduce the death benefit. In addition, if your certificate's Cash Value is not enough to cover any part of monthly insurance expense charges that is not paid with current premium payments, your certificate will lapse (terminate). In addition, a portion of your Cash Value equal to the loan amount will be held in a Loan Account and will be credited with interest at 6%, which will affect
                           (negatively or positively) your investment return.

Adverse Tax
Consequences               If your premium payments exceed certain limits
                           imposed by the Internal Revenue Code, your certificate will become a modified endowment contract. In that case, policy loans and withdrawals may result in current taxable income.

                           See pages 23-24 for an explanation of tax provisions affecting the Policy.

                            TABLE OF FEES AND CHARGES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

I. Transaction Fees
        This table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between Investment Options.

                                      When Charge Deducted               Current Charge              Maximum Charge
                                      --------------------               --------------              --------------
Premium Charge                        On all premium payments            3.0%**                      5.0%
                                      received

Full or Partial Surrender             On all full or partial             $25.00**                    $25.00**
                                      surrenders

Transfers Between Funds               On all transfers between           $25.00**
                                      Funds in excess of 12
                                      transfers per Policy Year

Policy Loan Interest                  Due on each Policy                 8.0% on amount              8.0% on amount
                                      Anniversary                        loaned***                   loaned***

----------
** May be reduced or waived by agreement between us and the Group Policyholder. Surrender charges will not exceed 2% of the surrender amount.

*** Cash value equal to the policy loan amount will be transferred to the Loan Account and will be credited interest at a rate of 6.0%.

II. Periodic Charges (Other Than Investment Fund Charges)
        This table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

                                                                                                       Minimum and
                                     When Charge Deducted            Representative Charge             Maximum Charge
                                     --------------------            ---------------------             --------------
Monthly Life Insurance Charge        Monthly, on or after the        $1.96 per $10,000 of              $1.80 to $1508.70 per
(Employees and Spouses)**            first day of the month          insurance (representative         $10,000 of insurance
                                                                     cost for 45 year old active
                                                                     (based on age) employee
                                                                     nonsmoker, median rate
                                                                     among the Company's Group
                                                                     Policies)

Monthly Life Insurance Charge        Monthly, on or after the        $0.10 per $1,000 of               $0.10 to $0.20 per $1,000
(children)                           first day of the month          insurance, for all children       of insurance for all
                                                                     insured                           children insured
                                                                                                       (maximum charge is not
                                                                                                       guaranteed)

Monthly Certificate Expense          Monthly, on or after the        $4.00 (may be waived or           $0.00 to $6.00***
Charges                              first day of the month          reduced by agreement
                                                                     with the Group
                                                                     Policyholder)

Daily Charges on Variable            Monthly, on or after the        0.45% (annual rate)               0.0% to 0.90% (annual
Fund Balances                        first day of the month                                            rate)

----------
** The rates vary by the Insured's attained age, and (depending on the agreement with the Group Policyholder) on whether the Insured is a smoker or nonsmoker; and whether the Insured is an active employee under an inforce Group Policy, or is being direct billed either as a terminated employee or under a terminated Group Policy.

Premium tables among Group Policies will depend on the risk characteristics of the employer, including industry, distribution of ages and sex, and prior claim experience. Information regarding current rates applicable to your age and status are available from the Group Policyholder or by calling our Customer Service Center at (800) 225-0646. Maximum rates applicable to each age are shown in this Prospectus on pages 12-13.

*** Maximum monthly charge is $5.00, for Certificates having no Cash Value, or Cash Value in excess of $10,000

III. Investment Fund Charges
        This table describes the minimum and maximum total operating expenses charged by the Investment Funds that you may pay periodically during the time that you own the contract. More detail concerning each Investment Fund's fees and expenses is contained in the prospectus for each Investment Fund.

Total Annual Investment Fund Expenses                 Minimum    Maximum
-------------------------------------                 -------    -------
(expenses that are deducted from Investment Fund      0.26%      1.00%
assets, including management fees, distribution                  (annual rate)**
and/or service (12b-1) fees, and other expenses)

----------
** Annual rates do not take into account reductions in these charges due to expense reimbursement and fee waiver agreements at the Investment Funds.

                                RIGHT TO EXAMINE

        When you receive your Certificate, you should read it with care. You may return your Certificate within 30 days after you receive it. The Certificate will be void as if it had never been issued. We will refund all premiums paid, without interest, minus any partial surrenders, and minus any loans and interest. Usually we will make this refund within 7 days of receiving your request. However, if premiums were paid by check, we may wait for the check to clear.

        Any premiums will be held in the Fixed Account until three days after the end of this 30-day period. At that time, premiums will be allocated to the Funds as you have directed. Until that time, interest will be credited from the later of the effective date or the date the premium was received at our customer payment address.

        This right may vary based on state law. This right shall not apply if your Certificate was issued to replace another Group Variable Universal Life Insurance Certificate we have issued through the Separate Account.

                              THE INVESTMENT FUNDS

Choosing Investment Funds

        When you apply, you must choose to have your premiums allocated in any combination to one or more of the Variable Funds available under the group policy issued to your employer, and/or the Fixed Account.

        You may change this allocation at any time free of charge. This change will be applied to premiums received no later than one week after our Customer Service Center receives notice.

        We may require that all premiums be placed in the Fixed Account, if your Cash Value is less than $500, or if you have not chosen to make premium payments in excess of your monthly insurance and expense charge. We may also require that an amount of premium up to the current monthly insurance and expense charge be placed in the Fixed Account.

Transfers Between Funds

        You may transfer all or part of your Cash Value between funds, as follows:

        .   From any Variable Fund(s) to the Fixed Account.

        .   From one Variable Fund to another Variable Fund.

        .   From the Fixed Account to one or more Variable Funds.

        Transfers from the Fixed Account to the Variable Funds are subject to these limits:

        . Transfers may only be made during the 30-day period after a Policy Anniversary (this date will be shown in your brochure, and in your Certificate).

        . Total value of transfers made during this 30-day period each year cannot exceed 25% of your Cash Value in the Fixed Account as of the Policy Anniversary.

        . We may place further limits on transfers from the Fixed Account at any time.

        Transfers from any Variable Fund to the Fixed Account, or between Variable Funds, may be made at any time. Transfers may be subject to limits as to dollar amounts, and any limits imposed by the Variable Funds.

        You may make up to 12 transfers during a Policy Year (the 12-month period beginning on a Policy Anniversary). We charge a fee of $25.00 for each transfer in excess of 12. We have the right to waive this fee in some cases.

        To make a transfer, you must send a written request to our Customer Service Center (whose address will be shown in your Certificate). Your transfer will be effective as of the Valuation Day on which our Customer Service Center receives your request in good order.

        Before you make a transfer, you should carefully consider:

        .   Current market conditions.

        .   Each Fund's investment policies.

        .   Related risks.

        Please see the brief description of each Variable Fund below, and read the Prospectus of each Fund.

Excess Trading (Market Timing)

        Overly frequent transfers, or an attempt to engage in market timing, may reduce the long-term returns of the variable funds, by increasing their costs (such as brokerage commissions) or disrupting their portfolio management strategies. This can be harmful to other persons with investments in those funds.

        We do not market the Policy to individuals or entities for the purpose of engaging in market timing activity. You should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.


        We reserve the right to refuse transfers, either for one Certificate Owner or a group of Certificate Owners, if we believe that: (a) excessive trading or a specific transfer request or group of transfer requests may have a detrimental effect on the Unit Value of a Variable Fund or (b) we are informed by one or more of the Variable Funds that purchase or sale is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on the Unit Values of the affected Variable Fund."


        Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

Telephone Transfers

        You may make transfers by telephone, if you have given our Customer Service Center written approval to accept telephone transfers.

        To make a telephone transfer, you must call the Customer Service Center and provide the following information:

        .   Your Certificate Number;

        .   Your Social Security Number; and

        . Your Personal Identification Number (which will be provided when you authorize telephone transfers).

        We will send you a written confirmation within 5 business days. We are not liable for any losses that result from unauthorized or fraudulent telephone transactions. We may be liable for these losses if we do not follow these procedures, which we believe are reasonable.

The Fixed Account

        The Fixed Account is not part of the Separate Account. We guarantee the principal amount and any interest earned under the Fixed Account. We will credit interest at a rate we specify from time to time. This rate will never be less than 4%.

                               THE VARIABLE FUNDS

        All Cash Value not placed in the Fixed Account must be invested in one or more of the Variable Funds, which are described below. Each of the Variable Funds buys shares of a portfolio of a trust or a corporation which is registered as an open-end, diversified management investment company under the Investment Company Act of 1940.

        Note: Not all of the Variable Funds are available for investment by all certificate holders. Funds available for investment may be limited by agreement with group policyholders.

        These funds are not the same as, and may not produce the same investment results as, publicly available mutual funds with similar names. Please read the Prospectus of each Variable Fund before investing cash value in the Fund.

        The TimesSquare VP Money Market Fund transferred the assets and liabilities in the fund to the PIMCO Variable Insurance Trust (PVIT) Money Market Portfolio, in exchange for the Institutional Class shares of the PVIT fund having a net asset value equal to the net asset value of the assets and liabilities so transferred. This transfer occurred on April 22, for all investors having a fund balance in the TimesSquare VP Money Market Fund as of the close of business on April 21, 2005.

        The TimesSquare VP S&P 500 Index Fund transferred the assets and liabilities in the fund to the Dreyfus Stock Fund, a similar index fund that seeks to match the performance of the S&P 500, in exchange for the shares of the Dreyfus Stock Fund having a net asset value equal to the net asset value of the assets and liabilities so transferred. This transfer occurred on April 29, for all investors having a fund balance in the TimesSquare VP S&P 500 Index Fund as of the close of business on April 28, 2005.

The prospectus includes the two new fund prospectuses.

PIMCO Money Market Portfolio

        The portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The portfolio seeks to achieve its objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The portfolio also may invest up to 5% of its total assets in money market securities that are in the second highest rating category for short-term obligations. The portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar weighted average portfolio maturity of the Portfolio may not exceed 90 days. The portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

Fidelity VIP Investment Grade Bond Portfolio

        This Fund seeks as high a level of current income as is consistent with the preservation of capital. Its principal investment strategies include:

        . Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

        . Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers(R) Aggregate Bond Index.

        .   Allocating assets across different market sectors and maturities.

        . Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

        . Potentially investing in lower-quality debt securities or decreasing the fund's exposure to changing security prices or other factors that affect security values.

        This Fund is subject to the following principal investment risks:

        . Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

        . Foreign exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.

        . Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

        . Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment grade quality) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market , or economic developments.

        When a shareholder sells shares they may be worth more or less than what the shareholder paid for them, which means that the shareholder could lose money.

Fidelity VIP Asset Manager Portfolio

        This Fund seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments. Its principal investment strategies include:

        . Allocating the fund's assets among stocks, bonds, and short-term money market instruments.

        . Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

        . Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short term/money market class (0%-50%).

        .   Investing in domestic and foreign issuers.

        . Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

        This Fund is subject to the following principal investment risks:

        . Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

        . Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

        . Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.

        . Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

        . Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

        When a shareholder sells shares they may be worth more or less than what the shareholder paid for them, which means that the shareholder could lose money.

Dreyfus Stock Index Fund

        The Fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

        The fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

        The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

Fidelity VIP Equity-Income Portfolio

        This Fund seeks a reasonable income. This Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500/SM/ Index (S&P 500(R)). Its principal investment strategies include:

        .   Normally investing at least 80% of assets in equity securities.

        . Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.

        . Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

        .   Investing in domestic and foreign issuers.

        . Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

        This Fund is subject to the following principal investment risks:

        . Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

        . Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

        . Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.

        . Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

        . "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

        When a shareholder sells shares they may be worth more or less than what the shareholder paid for them, which means that the shareholder could lose money.

American Century VP Capital Appreciation

This Portfolio's goal is capital growth. The Fund's portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers' principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

        The Portfolio's principal risks include:

        . Market Risk. The value of the portfolio's shares will go up and down based on the performance of the companies whose securities they own and other factors generally affecting the securities market.

        . Price Volatility. The value of the portfolio's shares may fluctuate significantly in the short term.

        . Principal Loss. At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the portfolio.

Fidelity VIP Overseas Portfolio

        This Fund seeks long-term growth of capital. Its principal investment strategies include:

        .   Normally investing at least 80% of assets in non-U.S. securities.

        .   Normally investing primarily in common stocks.

        . Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

        . Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

        This Fund is subject to the following principal investment risks:

        . Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

        . Foreign exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.

        . Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

        When a shareholder sells shares they may be worth more or less than what the shareholder paid for them, which means that the shareholder could lose money.

--------------------------------------------------------------------------------

                                FUND PERFORMANCE

        This table shows actual effective annual rates of return for each of the Variable Funds for periods ending December 31, 2004. Please note that past rates of return does not necessarily show future performance.

        This table takes into account each Variable Fund's management fee and operating expenses. This table does not take into account mortality and expense charges, monthly insurance charges, or monthly certificate expense charges (see pages 11-14). These charges, if taken into account, would lower each Variable Fund's performance.

                                                                                                                        Fund
                                                                                                         From         Inception
Fund Name                                                  1 Year         5 Years      10 Years        Inception        Date
---------                                                  ------         -------      --------        ---------     ----------
CIGNA Fixed Account.........................................4.00%          4.91%         5.42%           6.34%       01/01/1988
PIMCO PVIT Money Market Portfolio...........................1.06%           n/a          n/a             2.55%       04/10/2000
Fidelity VIP Investment Grade Bond Portfolio................4.46%          7.90%         7.60%           7.60%       12/05/1988
Fidelity VIP Asset Manager Portfolio........................5.47%          0.91%         8.02%           8.77%       09/06/1989
Dreyfus Stock Index Fund....................................3.97%         (4.76%)       10.13%           9.00%       01/04/1993
Fidelity Equity-Income Portfolio...........................11.53%          4.46%        11.31%          11.14%       10/09/1986
American Century VP Capital Appreciation....................7.58%         (4.34%)        4.58%           6.99%       11/20/1987
Fidelity VIP Overseas Portfolio............................13.64%         (3.70%)        6.32%           6.62%       01/28/1987

--------------------------------------------------------------------------------

                                 INVESTMENT RISK

        We do not guarantee that the investment objective of any of the Funds will be met. You bear the complete investment risk for your Cash Value invested in any Variable Fund. Each of the Variable Funds involves investment risk, which varies greatly among the Variable Funds. You should read each Fund's prospectus with care, and understand each Variable Fund's risk, before making or changing your investment choices.

        The shares of each Variable Fund are issued only in connection with qualified pension and profit sharing plans, variable life insurance policies, and variable annuity contracts. We do not believe there is any harm to Certificate owners that the shares are also held in connection with annuities and qualified plans. However, if a significant and irreconcilable conflict were to occur, a separate account might withdraw its entire investment in a Variable Fund. This might force the Variable Fund to sell its portfolio securities at unfavorable prices.

New Funds

        We may, from time to time, make available additional Variable Funds for the Policies. We may set limits on investments in these Variable Funds.

Substitution or Elimination of Funds

        We may eliminate any Variable Fund, or substitute another Variable Fund, if a Fund is no longer available for investment by the Separate Account, or if we believe further investment in that Variable Fund would not be appropriate. The SEC and state insurance departments must approve the change, and may impose requirements, including notice.

        In addition, funds available for investment may be limited by agreement with group policyholders.

Fund Participation Agreements

        We have entered into agreements with the Variable Funds to make the Variable Funds available under the Policies. We provide services in connection with the shares of each Variable Fund held by the Separate Account. In some cases, we may be paid for these services.

Investment Advisers

        The Investment Companies and their investment advisers are:

        Fidelity VIP Equity-Income Portfolio and Fidelity VIP Overseas Portfolio are portfolios of the Variable Insurance Products Fund; and Fidelity VIP II Asset Manager Portfolio and Fidelity VIP Investment Grade Bond Portfolio are portfolios of the Variable Insurance Products Fund.

        Fidelity Management & Research Company is the investment adviser to these Funds.

        American Century VP Capital Appreciation is a portfolio of American Century Variable Portfolios, Inc.

        American Century Investment Management, Inc. is the investment adviser to this Portfolio.

        PIMCO Money Market Portfolio is a portfolio of the PIMCO Variable Insurance Trust.

        PIMCO is the investment adviser to PIMCO Variable Insurance Trust
(PVIT).

        Dreyfus Stock Index Fund is a fund of the Dreyfus Family of Funds.

        The Dreyfus Corporation is the investment adviser to the Dreyfus Stock Index Fund.

                           ELIGIBILITY AND ENROLLMENT

Who is Eligible

        The Policy is a Group Policy, which may be issued to an employer, a labor union, a trustee or some other group eligible under state law. Certificates under the Group Policy can be bought by employees or members who are in eligible classes set forth in the Group Policy.

        Certificates may also be available to Retired Employees, and Spouses of employees or members. Details on who is eligible will be shown in your brochure. The amounts of coverage that are available will be shown in the brochure.

        We will not issue any Certificate to any person if we believe the Policy is not a suitable investment for that person.

Participation Requirements

        We will not issue any Certificate unless a minimum number or percentage of eligible persons in the Group apply for insurance. These minimums will be set before Certificates are offered to employees or members.

                                PREMIUM PAYMENTS

        When you apply for a Certificate, you must choose:

        .   How much premiums to pay;

        .   How premiums are to be paid; and

        . How your premiums will be allocated to the Variable Funds and/or the Fixed Account.

        Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. The first premium is due on your Certificate's effective date.

        You may increase your premiums, or make lump-sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies. We will notify you if any premium payment would cause your Certificate to become a Modified Endowment Contract, as defined in Section 7702A of the Internal Revenue Code. Unless you agree in writing to permit your Certificate to become a Modified Endowment Contract, we reserve the right to refund any excess premium payment to preserve the status of your Certificate. See Tax Matters, page 23, for more information.

        If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value. If at any time your Cash Value is less than the amount needed to pay monthly charges, your Certificate will lapse (terminate) after a grace period.

        For employees, premiums are usually paid by payroll deduction. In other cases, including employees no longer actively at work, direct billing of premiums is available.

        You may also make lump-sum premium payments, which must be at least $25. Unless we agree, if there is a loan outstanding, any lump-sum premium will first be used to repay the loan.

        All premiums paid directly are deemed to be received when we actually receive the payment at our customer payment address.

        Premiums paid by payroll deduction are deemed to be received when we confirm we have received a wire transfer to our Group Variable Universal Life premium account. We must, at least two business days before the wire transfer, receive the data we require to allocate premiums to individual Certificates. Please note that payroll deduction may involve delays because of reconciliation by the employer and coordination of payroll cycles with monthly premium due dates.

        Section 7702 of the Internal Revenue Code limits the amount of premiums which can be paid under flexible premium life insurance policies (see Tax Matters, page 23, for more information). We may refuse to accept any premium if it would cause the Policy not to qualify as a life insurance policy under
Section 7702. If a premium payment would cause your Certificate not to qualify as a life insurance policy, we may ask you to increase your coverage. We will ask you to provide proof of good health, at your expense, to qualify for this increase. If you do not apply to increase your coverage, or we do not approve your request, we will return any excess premiums without interest.

                                FEES AND CHARGES

Premium Charge

        All premium payments are subject to a charge which covers state insurance premium taxes, and federal income taxes under Section 848 of the Internal Revenue Code (dealing with deferred acquisition costs). This charge will be stated in the Group Policy but will not be more than 5.00%.

        We may choose to waive part of this charge equal to the state premium tax for any cash value received under a life insurance policy or certificate underwritten by us or one of our affiliates, which is assigned to us as part of an exchange of life insurance policies subject to Section 1035 of the Internal Revenue Code.

        State premium taxes vary from state to state and range from 0.00% to 3.00%. A portion of the premium charge reflects an average of state premium taxes.

Monthly Insurance Charges

        We will make a monthly deduction from your Cash Value for the cost of life insurance and any other benefits provided under the Group Policy. The cost of life insurance will depend on your age on your last birthday as of the last Policy Anniversary. The cost may also depend on whether you are a smoker. This cost may also include amounts to reimburse us for administrative expenses, agent commissions, and profit, but will never exceed the maximum rates shown in the tables below.

        The monthly rates at the time you apply for insurance will be shown in the brochure. These rates may depend on the following risk factors:

    .   The Group Policyholder's industry.

    .   The number of eligible persons.

    .   The age, sex and occupation of the eligible persons.

    . The prior claims experience of group life insurance plans sponsored by the Group Policyholder.

    . Expenses of the Group Policy, including commissions to agents or brokers.

    .   Our prior claims experience under the Group Policies.

    .   Other factors which we believe affect our risk under the Group Policy.

        We may change these rates from time to time. However, the monthly cost of life insurance (not including other benefits) will never exceed the maximum rates shown below. These guaranteed maximum rates are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

1. If the Group Policy provides for the same rates for smokers and nonsmokers, the rates will not exceed these rates (based on attained age, per $10,000 per month):

   Age         Rate      Age         Rate      Age         Rate      Age        Rate       Age        Rate       Age        Rate
   ---         ----      ---         ----      ---         ----      ---        ----       ---        ----       ---        ----
   16..........1.99      30..........2.19      44..........5.47      58.........17.86      72.........64.67      86........243.05
   17..........2.15      31..........2.25      45..........5.92      59.........19.44      73.........71.72      87........264.86
   18..........2.27      32..........2.34      46..........6.41      60.........21.20      74.........79.51      88........287.59
   19..........2.35      33..........2.44      47..........6.93      61.........23.20      75.........87.89      89........311.42
   20..........2.37      34..........2.56      48..........7.48      62.........25.45      76.........96.76      90........336.81
   21..........2.37      35..........2.71      49..........8.10      63.........27.98      77........106.02      91........364.47
   22..........2.35      36..........2.90      50..........8.78      64.........30.79      78........115.76      92........395.85
   23..........2.30      37..........3.11      51..........9.57      65.........33.82      79........126.29      93........434.54
   24..........2.25      38..........3.35      52.........10.45      66.........37.08      80........138.01      94........488.72
   25..........2.19      39..........3.63      53.........11.46      67.........40.53      81........151.28      95........575.26
   26..........2.15      40..........3.94      54.........12.58      68.........44.27      82........166.45      96........732.95
   27..........2.14      41..........4.28      55.........13.78      69.........48.41      83........183.54      97.......1061.50
   28..........2.12      42..........4.64      56.........15.06      70.........53.10      84........202.21      98.......1508.68
   29..........2.15      43..........5.04      57.........16.42      71.........58.48      85........222.14      99.......1508.68

2. If the Group Policy provides for different rates for smokers and nonsmokers, the rates for nonsmokers will not exceed these rates (based on attained age, per $10,000 per month):

   Age         Rate      Age         Rate      Age         Rate      Age        Rate       Age        Rate       Age        Rate
   ---         ----      ---         ----      ---         ----      ---        ----       ---        ----       ---        ----
   16..........1.80      30..........1.80      44..........3.85      58.........13.47      72...........56.30    86........229.11
   17..........1.92      31..........1.84      45..........4.15      59.........14.89      73...........62.85    87........251.08
   18..........2.01      32..........1.87      46..........4.49      60.........16.47      74...........70.23    88........274.01
   19..........2.07      33..........1.94      47..........4.87      61.........18.22      75...........78.33    89........297.98
   20..........2.10      34..........2.01      48..........5.26      62.........20.21      76...........86.88    90........323.32
   21..........2.09      35..........2.10      49..........5.68      63.........22.45      77...........95.91    91........350.22
   22..........2.06      36..........2.21      50..........6.15      64.........24.99      78..........105.34    92........380.00
   23..........2.01      37..........2.35      51..........6.70      65.........27.79      79..........115.44    93........414.73
   24..........1.96      38..........2.50      52..........7.33      66.........30.84      80..........126.61    94........460.55
   25..........1.90      39..........2.67      53..........8.08      67.........34.12      81..........139.18    95........529.23
   26..........1.85      40..........2.86      54..........8.93      68.........37.65      82..........153.57    96........647.36
   27..........1.82      41..........3.09      55..........9.90      69.........41.46      83..........170.06    97........885.25
   28..........1.80      42..........3.31      56.........10.98      70.........45.73      84..........188.34    98.......1473.40
   29..........1.80      43..........3.58      57.........12.16      71.........50.63      85..........208.14    99.......1508.68

3. If the Group Policy provides for different rates for smokers and nonsmokers, the rates for smokers will not exceed these rates (based on attained age, per $10,000 per month):

   Age         Rate      Age         Rate      Age         Rate      Age        Rate       Age        Rate       Age        Rate
   ---         ----      ---         ----      ---         ----      ---        ----       ---        ----       ---        ----
   16..........2.35      30..........2.62      44..........7.16      58.........24.16      72.........78.42      86........259.07
   17..........2.56      31..........2.70      45..........7.86      59.........26.07      73.........86.07      87........279.08
   18..........2.71      32..........2.80      46..........8.56      60.........28.21      74.........94.51      88........299.20
   19..........2.81      33..........2.94      47..........9.33      61.........30.63      75........103.50      89........319.44
   20..........2.89      34..........3.09      48.........10.14      62.........33.33      76........113.44      90........340.09
   21..........2.91      35..........3.29      49.........11.03      63.........36.49      77........123.66      91........364.81
   22..........2.89      36..........3.51      50.........12.02      64.........39.95      78........134.04      92........392.00
   23..........2.82      37..........3.81      51.........13.12      65.........43.71      79........144.93      93........423.51
   24..........2.76      38..........4.13      52.........14.36      66.........47.62      80........156.75      94........465.41
   25..........2.67      39..........4.50      53.........15.77      67.........51.69      81........169.90      95........529.23
   26..........2.60      40..........4.94      54.........17.30      68.........55.89      82........184.77      96........647.36
   27..........2.56      41..........5.43      55.........18.92      69.........60.60      83........201.61      97........885.25
   28..........2.55      42..........5.95      56.........20.63      70.........65.82      84........219.94      98.......1473.40
   29..........2.57      43..........6.54      57.........22.39      71.........71.70      85........239.24      99.......1508.68

        Monthly charges for insurance are due on the first day of each month. Charges will be deducted on or after the due date. This date may vary from month to month. Unless we have required that an amount of premium equal to these charges be placed in the Fixed Account, we will deduct these charges from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

Monthly Certificate Expense Charges

        We will make a monthly deduction from your Cash Value for a Certificate administrative charge. This charge covers the cost of premium billing and collection, Certificate value calculation, transaction processing, periodic reports and other expenses.

        This charge will vary depending on the Group Policyholder, including the number of eligible persons and the expected costs of administering the Certificates under the Group Policy.

        We may change the monthly administrative charge. However, this charge will not exceed:

    . $6.00 per month, for Certificates having Cash Value (net of loans) of more than zero but not more than $10,000.

    . $5.00 per month, for Certificates having no Cash Value, or having Cash Value (net of loans) of more than $10,000.

     Monthly administrative charges are due on the first day of each month. Charges will be deducted on or after the due date. This date may vary from month to month. Unless we have required that an amount of premium equal to these charges be placed in the Fixed Account, we will deduct these charges from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

Daily Charges on Fund Balances

        We make a daily charge on Fund balances to cover mortality and expense risks. This charge is currently 0.45% per year. We may change this charge from time to time, but it will never be more than 0.90% per year.

        This charge pays us for the risks that:

    . The group insured will, on average, live for shorter periods of time than we estimated.

    . The cost of issuing and administering Certificates may be more than we estimated.

        We assume the risk that the actual costs and assumed risks will be more or less than this charge.

        Each Fund makes a daily charge for management fees. These charges will affect the investment results for the Fund. These charges are shown above under FUND EXPENSES.

Transaction Fees

        A fee of $25.00 (or 2% of the amount of the surrender, if less) is charged for the following transactions:

    .   A full surrender of your Certificate.

    .   A partial surrender of your Certificate.

    . Each transfer of Cash Value between Funds, in excess of 12 transfers per Policy Year.

        We may waive this fee in some cases. This will depend on the nature of the Group, including the number of insured persons and the expected costs of administering the Group Policy.

                    TERMINATION, REINSTATEMENT AND CONVERSION

Termination of the Group Policy

        Either we or the Group Policyholder may terminate the Group Policy at any time on 60 days' written notice to the other. We may agree with the Group Policyholder that the Group Policy may not be terminated for a minimum period of time.

        We may agree with the Group Policyholder to change the terms of the Group Policy. We may also change insurance and expense charges at any time. This will be subject to the limits shown in this Prospectus.

        If the Group Policy is terminated, your coverage will end, except where the Group Policy provides for PORTABILITY (described below).

Termination of Employment or Membership

        Coverage under the Group Policy is only available to employees or members who are in an eligible class described in the Group Policy. If you are no longer in an eligible class, your coverage will end, except where the Group Policy provides for PORTABILITY (described below).

Portability

        If you have more than $250.00 of Cash Value (net of any loans), you may choose to keep your Certificate in force if the Group Policy is terminated, or if you are no longer in an eligible class.

        The Group Policy may also provide that Certificates may be kept in force if you are no longer eligible for these reasons:

    .   Retirement.

    .   Leave of absence.

    .   Termination of employment.

        If the Group Policy permits issuing Certificates to spouses of employees or members, the Group Policy may also provide that Certificates may be kept in force if your spouse is no longer eligible for these reasons:

    .   Termination of your employment.

    .   Your death.

    .   Divorce.

        The Group Policy may also provide that Certificates may be kept in force if the Group Policy is terminated. This will not apply to persons who are eligible to be insured under a replacement group policy.

        Monthly insurance and administrative charges may be higher for persons who choose to keep their Certificates in force under these provisions. These charges will not, however, be higher than the guaranteed maximum charges shown in this Prospectus.

Conversion Privilege

        If your Certificate terminates for any reason other than lapse or surrender, and if you are not eligible to keep your Certificate in force under the above portability provisions, then you may obtain an individual life insurance policy.

        This converted life insurance policy will:

    . Be on a form of life insurance we are then offering to persons of your age, in the amount for which you are applying.

    .   Not be term life insurance.

    .   Not include disability waiver of premium or other extra benefits.

        The amount of converted life insurance will not exceed the lesser of:

    . Your life insurance coverage amount under the Group Policy, minus any group life insurance for which you become eligible within 31 days of termination.

    . $10,000, if you convert because the Group Policy is terminated, or amended so that you are no longer eligible.

        If your coverage ends because the Group Policy is terminated, or amended so that you are no longer eligible, you may not convert unless you have been insured under the Group Policy for at least three years.

        To convert, you must apply to our Customer Service Center within 31 days of termination, and pay the required premium. You do not need to provide proof of good health.

Full Surrenders

        You may surrender your Certificate at any time by returning the Certificate, with a written and signed request for a full surrender, to our Customer Service Center. We will pay your Cash Value, as of the Valuation Day on which the surrender is received in good order, minus:

    . A surrender charge of $25.00, or 2% of the cash value if less, during the first 20 Policy Years.

    .   Any outstanding policy loan balance.

        You may also make a partial surrender (see partial surrenders on page 21 for details).

Lapse

        If there is not enough Cash Value to cover a monthly insurance or administrative charge, your Certificate will terminate (lapse), unless you make a payment within the grace period provided in the Group Policy. We will notify you at least 61 days before the end of the grace period.

        If you allocate your premium payments to one or more of the Variable Funds, it is possible that your cash value at the time we deduct monthly charges will not be enough to cover monthly insurance and expense charges if shares in the Variable Funds decline in value after your premium is received. Unless you have sufficient Cash Value, you may be required to pay additional premium to keep your insurance in force.

Reinstatement

        If your Certificate lapses, you may apply to have it reinstated at any time up to three years after the date of lapse. We may require you to provide proof of good health at your expense. We may also require you to pay insurance and expense charges for two months prior to the date of reinstatement. Also, if you had a Certificate loan in force on the date of lapse, you must pay loan interest from the date of lapse.

        Reinstatement will be effective when we approve your application and any proof of good health and receive the required payment. This effective date will apply for purposes of the suicide and incontestability provisions of the Group Policy.

        If your coverage lapses while you are on a leave of absence covered by the Family and Medical Leave Act, or Uniformed Services Employment and Re-employment Rights Act, you may reinstate your Certificate within 31 days of your return to work, without providing proof of good health.

                             LIFE INSURANCE BENEFITS

        When you apply, you must choose an amount of life insurance coverage as follows. The choices will depend on the terms of the Group Policy, as agreed to by the Group Policyholder, and are subject to the following:

    .   The coverage amount will be a multiple of your annual compensation.

    .   The coverage amount will not be less than $10,000.

    . The coverage amount will not be more than the lesser of 10 times your annual compensation, or a fixed amount.

    .   Amounts and choices may be limited by state law.

Guaranteed Issue Amounts

        If you apply for insurance during the open enrollment period, we and the Group Policyholder may allow you (and your family members, if eligible) to buy a certain amount of life insurance coverage (the guaranteed issue amount) without answering health questions or providing proof of good health.

        The open enrollment period will be agreed to by us and the Group Policyholder and will be at least 31 days.

Proof of Good Health

        You will be required to provide proof of good health:

    .   If you apply for more life insurance than the Guaranteed Issue Amount.

    .   If you apply for an increase in your life insurance coverage amount.

    .   If you apply for insurance after the end of the open enrollment period.

Effective Date of Coverage

        If you apply during the open enrollment period, the coverage you apply for (up to the Guaranteed Issue Amount) will begin on the later of:

    .   The date you become eligible; and

    .   The date your application is received at our Customer Service Center.

     Coverage will not begin until we approve your application and proof of good health, in these cases:

    .   Any amount of coverage that exceeds the Guaranteed Issue Amount.

    .   Any request to increase your amount of coverage.

    .   Any application not received within 31 days after you first become eligible.

        If you are not actively at work on the date your coverage would otherwise begin, your coverage will not begin until the date you return to work.

        If your spouse is disabled, or if your spouse or child is confined in a hospital or confined at home under medical care, that person's coverage will not begin until that person is no longer disabled or the confinement ends.

        If coverage is delayed more than 90 days due to these conditions, you will need to make a new application and provide proof of good health.

Changing the Coverage Amount

        You may change your life insurance coverage amount by making a request in writing to our Customer Service Center.

        You must provide proof of good health to increase life insurance coverage, except in these cases:

    . Increases under the Automatic Increase Option, if provided for in the Group Policy.

    . If the Group Policy provides, an increase of one times your annual compensation made within 31 days of a qualifying Life Status Change, as defined in the Group Policy.

        You may also decrease your life insurance coverage amount. You may not decrease the coverage amount below $10,000 (or a lower amount, if required by state law). You may not decrease your coverage amount below the lowest amount which will meet the definition of a Life Insurance Policy under Section 7702 of the Internal Revenue Code (See Tax matters, page 23).

Automatic Increase Feature

        If the Group Policy provides an Automatic Increase Feature, and if you choose this feature, your life insurance coverage will be increased on each Policy Anniversary to reflect increases in your compensation since the last Policy Anniversary.

        You do not need to provide proof of good health. There may be limits on the amount or percentage of any increase. This feature will terminate if you change your coverage amount to an amount which is not a multiple of your compensation.

        The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Life Insurance Death Benefit

        If you die, we will pay a life insurance benefit to your beneficiary. This benefit will be the total of:

    .   Your life insurance coverage amount.

    .   Your Cash Value, as of the date of death.

        The life insurance benefit will be reduced by any Accelerated Payment Benefit that has been paid. Any outstanding loans, including loan interest, and premiums due, will also reduce the life insurance benefit we will pay.

        We will pay the death benefit in a lump sum within 7 days after we receive, at our Customer Service Center, due proof of death and other information to confirm that the claim is covered. Payment may be delayed if:

    .   The proper beneficiary cannot be identified or located.

    .   The beneficiary is a minor or not able to give a valid release.

    . The Certificate is being contested due to misstatements on the application, or other valid reasons.

    .   A release needs to be received from any tax authority.

    . Any other reason that would prevent timely payment of the benefit. Interest will be paid if we believe it is required by state law.

        The life insurance benefit will never be less than the minimum amounts shown in the Table below. If the amount shown in the table below is more than the total of your life insurance coverage amount and your Cash Value, we may do any of the following:

    . Require you to increase your life insurance coverage amount, and provide proof of good health.

    .   Require you to surrender some of your Cash Value.

    .   Refuse to take premium payments.

       Percent              Percent            Percent             Percent                Percent                 Percent
Age      of           Age      of       Age       of         Age      of        Age          of           Age        of
 at      Cash         at      Cash      at       Cash        at      Cash       at          Cash          at        Cash
Death   Value        Death    Value    Death     Value      Death    Value     Death        Value        Death      Value
0-40....250%          47......203%       54......157%         61......128%      68............117%         75-90.....105%
41......243%          48......197%       55......150%         62......126%      69............116%         91........104%
42......236%          49......191%       56......146%         63......124%      70............115%         92........103%
43......229%          50......185%       57......142%         64......122%      71............113%         93........102%
44......222%          51......178%       58......138%         65......120%      72............111%         94........101%
45......215%          52......171%       59......134%         66......119%      73............109%         95-99.....100%
46......209%          53......164%       60......130%         67......118%      74............107%

Misstatement of Age

        If a person's age has not been correctly reported, all benefits will be adjusted to equal the benefits that would have been provided, based on the person's correct age and the amount of insurance charges paid.

Suicide

        If you commit suicide within two years of the effective date of your Certificate, the death benefit will not be paid. Instead, we will refund all premiums that were paid, minus:

    .   Any Policy loan amount; and

    .   Any partial surrender payments made.

The Beneficiary

        The life insurance death benefit is paid to your beneficiary. You must choose a beneficiary when you apply for a Certificate.

        You may change the beneficiary at any time prior to your death. Unless the existing beneficiary is an irrevocable beneficiary, you do not need the beneficiary's consent. The change must be in writing, must be signed by you (or by the Owner, if you have assigned your Certificate), must be in a form acceptable to us, and must be recorded by our Customer Service Center. A change of beneficiary will be effective on the date it was signed. However, the change will not affect any payment we make or action we take before the change is recorded.

        Unless you direct otherwise:

    . If a beneficiary dies before you, that beneficiary's share will be paid to the other beneficiaries.

    . If you choose more than one beneficiary, the beneficiaries will be paid equal shares.

        If you have not chosen a beneficiary, or if there is no beneficiary alive when you die, we will pay:

    .   Your spouse, if living.

    .   If not, in equal shares to your living children.

    .   If there are none, in equal shares to your living parents.

    .   If there are none, in equal shares to your living brothers and sisters.

    .   If there are none, to your estate.

                           ADDITIONAL BENEFIT OPTIONS

        The benefit options below are available as options for the Group Policyholder. Depending on the plan chosen by the Group Policyholder, these benefits may be available or may be included in the Certificates available to you. There may be an additional charge for these benefits.

Accidental Death, Dismemberment and Injury

        The Group Policy may include one of three Accident Benefit Riders. These riders pay an additional benefit for death or certain injuries that are caused by an accident, and from no other cause, within 90 days of the accident, and while coverage is in force.

        The three options are:

        1. An additional death benefit equal to the life insurance coverage amount.

        2. The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for loss of a hand, loss of a foot, total loss of sight in an eye, or loss of the thumb and index finger of the same hand.

        3. The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for total loss of speech, total loss of hearing, paraplegia, hemiplegia or quadriplegia.

        If an accident results in more than one loss, the additional benefit will not be more than the life insurance coverage amount. The Group Policy may provide that this benefit is available to your family members as well.

        This benefit is subject to Exclusions which are contained in the Certificate, and which will be described in the brochure.

        The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Waiver of Cost of Insurance Due to Disability

        The Group Policy may provide that some charges will not be deducted if you become totally disabled before reaching age 60, and remain totally disabled for the number of months (at least six but not more than 12) required by the Group Policy.

        If the Group Policy provides this benefit, these charges will not be deducted:

    .   Your monthly charge for life insurance.

    .   Your monthly Certificate administrative fee.

    . Any premiums for term life insurance on your spouse or children. (You may not add child life insurance after you have become disabled.)

        Any of these charges deducted after you became totally disabled will be refunded. These charges WILL continue to be deducted:

    .   Any charges on account of premiums paid after you become disabled.

    .   Any charges under a Certificate issued to your spouse.

    . Any charge for additional benefits. You must provide proof that you are totally disabled:

    .   Not more than 12 months after you first become disabled.

    . After that, whenever we ask for proof, but not more than once a year after two years.

        We must also receive proof that you were totally disabled through the date of your death, within 12 months of your death.

        You will be deemed totally disabled if you cannot do any work for wage or profit, due to sickness or injury.

        You may not increase your life insurance coverage amount while charges are being waived.

        Waiver of charges will end if:

    .   You reach age 65.

    .   You fail to provide proof of disability when we request.

    .   You surrender your Certificate.

        The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Paid-Up Life Insurance

        The Group Policy may allow you to use all or part of your Cash Value (less any loan amount, including loan interest) to buy paid-up life insurance under a separate policy.

        The premium for paid-up life insurance will be based on the guaranteed maximum cost of insurance under the Group Policy, and the minimum guaranteed rate of interest for the Fixed Account.

        You do not need to provide proof of good health. Your life insurance coverage amount under the Group Policy will be reduced by the amount of paid-up life insurance you buy.

Accelerated Payment Benefits

        The Group Policy may provide for one or more of the following three options:

        1. A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount, if you become Terminally Ill. At least two physicians (not affiliated with each other) must certify that you are expected to live less than 12 months. We may require other medical proof that you are terminally ill.

        2. A benefit for confinement in a Nursing Care or Custodial Care Facility. To receive this benefit, you must:

    . Have an IMPAIRMENT, as defined in the Group Policy (this generally means the inability to perform two or more defined activities of daily living, or disability due to Alzheimer's Disease or similar conditions).

    . Be confined for at least 90 days in a Nursing Care or Custodial Care Facility, as defined in the Group Policy.

    . Provide certification by two physicians (not affiliated with each other) that you are expected to need confinement for the rest of your life.

    This benefit will be paid either as:

    . A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount; or

    . Monthly payments which total the lump sum benefit percentage provided in the Group Policy.

        3. A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount, if you are diagnosed with one or more of the following Specified Diseases, as defined in the Group Policy:

    .   Life threatening cancer.

    .   Heart attack.

    .   Kidney failure.

    .   Stroke.

    .   Organ transplants.

    .   Acquired Immune Deficiency Syndrome (AIDS).

        A physician must certify the diagnosis. We may require other medical proof.

        Only one of these three benefits may be claimed. This benefit will end when one of the benefits is paid. Your life insurance coverage amount will be reduced by the amount of this benefit paid. Monthly insurance charges will still be payable based on the life insurance coverage amount before the reduction.

        The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Seat Belt Benefit

        The Group Policy may provide for an extra benefit of 10% of your life insurance coverage amount (but not more than $10,000) if you die as a result of an accident while driving or riding in a private passenger car and properly wearing your seat belt. Proper use of the seat belt must be certified in the official accident report.

        The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Life Insurance for Family Members

        The Group Policy may include life insurance coverage options for your spouse and dependent children. These options may include:

    . The option for your spouse to buy his or her own variable life insurance Certificate (including the right to build Cash Value in the Variable Funds and/or the Fixed Account).

    .   The option for you to buy term life insurance coverage on your spouse.

    . The option for you to buy term life insurance coverage on your dependent children.

        Eligibility requirements for children will be set forth in the Group Policy, and may include:

    . Age limits (including a higher age limit for full time students or handicapped children).

    .   A requirement that the child be unmarried.

    .   A requirement that the child be dependent.

        Life insurance coverage for spouses will be subject to these limits:

    .   Coverage may not exceed three times your annual compensation.

    .   Coverage may not exceed $100,000.

    .   Coverage may be subject to lower limits under state law.

        Term life insurance coverage on a spouse or dependent child will end when:

    .   The spouse or child is no longer eligible.

    .   Your Certificate terminates.

    .   You choose to terminate the coverage.

    . A spouse or child chooses to buy a variable life insurance Certificate (if permitted by the Group Policy).

                               CASH VALUE FEATURES

How Your Certificate is Valued

        Your Cash Value consists of the total value invested in all of the Variable Funds and in the Fixed Account.

        When premiums are allocated to one of the Variable Funds, Units of the Variable Fund are Bought at the Unit Value of the Variable Fund as of the current Valuation Day.

        When monthly deductions, surrenders and transfers are made, or when transaction fees are charged, Units of the Variable Fund are Sold at the Unit Value of the Variable Fund as of the current Valuation Day.

        Valuation Day means any day on which trading on the New York Stock Exchange is open, other than any day on which the Exchange is restricted, or a day on which the SEC has determined that an emergency exists which prevents valuing or trading securities. We reserve the right to provide that any day which is a scheduled office closing holiday for our Customer Service Center will not be a Valuation Day. All valuations shall be made as of the close of trading on a Valuation Day (currently 4:00 p.m., Eastern Time). The Friday after Thanksgiving is the only scheduled office closing holiday on which the New York Stock Exchange is open.

        The Unit Value of each Variable Fund will increase or decrease based on the investment performance of the Variable Fund. The Unit Value as of each Valuation Day is equal to the Unit Value as of the last Valuation Day, multiplied by the Investment Factor, which measures the Variable Fund's investment performance (net of expenses) since the last Valuation Day.

        The Investment Factor as of each Valuation Day is figured as follows:

        1. The Net Asset Value per share of the Variable Fund as of the Valuation Day; plus

        2. The per-share amount of any distribution declare by the Variable Fund, if the "ex-dividend" date is after the last Valuation Day (and we will reinvest any distribution in shares of the Variable Fund); minus

        3. The per-share amount of any taxes imposed on the Separate Account since the last Valuation Day; minus

        4. The Daily Charge on Fund Balances for mortality and expense risks, multiplied by the number of days since the last Valuation Day; divided by

        5. The Net Asset Value per share of the Variable Fund as of the last prior Valuation Day.

        As of each Valuation Day, your Cash Value invested in each Variable Fund equals the number of Units multiplied by the Unit Value.

        Your Cash Value in the Fixed Account as of each day is figured as follows:

        1.  Cash Value in the Fixed Account as of the previous day; plus

        2.  Interest at the current interest rate on the above; plus

        3. Transfers into, and premiums allocated to, the Fixed Account since the previous day; minus

        4. Charges deducted from the Fixed Account, and transfers and surrenders from the Fixed Account, since the previous day.

        Your Cash Value in the Fixed Account is guaranteed. However, there is no guarantee that the Cash Value in the Variable Funds will equal or exceed the premiums allocated to the Variable Funds.

        We will provide you, at least annually, with a report which shows:

    .   The number of Units of each Variable Fund credited to your Certificate.

    .   The current Unit Value for each Variable Fund.

    .   The Cash Value in each Variable Fund.

    .   The Cash Value in the Fixed Account.

    .   The amount of any outstanding loans.

        You may obtain this information daily from our Customer Service Center.

Policy Loans

        You may obtain a loan from us at any time. Each loan must be for at least $250.00. The total of all loans may not exceed 90% of your Cash Value. We will require you to sign a loan agreement which assigns your Certificate to us as security for the loan.

        We will charge Interest on the loan at an annual rate of 8%. Payment of interest is due on each Policy Anniversary, or when your Certificate is terminated or surrendered. If you do not pay interest within 30 days of the Policy Anniversary, we will add it to the loan, as of the Policy Anniversary.

        When you obtain a loan, or when interest is added to your loan, we will withdraw Cash Value equal to the amount loaned from your Cash Value and place it in a special Loan Account. Unless you direct otherwise in writing, we will make these withdrawals from each Variable Fund in which your Cash Value is invested, and from the Fixed Account, in proportion to the balance of each Fund and the Fixed Account. We will credit interest to this Loan Account at an effective annual rate of at least 6%.

        If your Certificate terminates for any reason, including surrender, lapse, death or termination of the Group Policy, we will use the amount in the Loan Account to repay the loan. If the amount of the loan is greater than the value of the Loan Account, we will reduce the death benefit or surrender amount by the difference.

        Unless you specify otherwise, any amounts paid to our Customer Service Center will be treated as a premium contribution and not as the repayment of any outstanding loan. Because premium contributions are subject to a premium charge, and outstanding loans are subject to interest, it may be to your benefit to request that payments to our Customer Service Center be treated as loan repayments. Loan repayments may not be made from payroll deducted contributions.

        When you repay all or part of any loan, we will transfer the amount of the repayment from the Loan Account to the Variable Funds and the Fixed Account, based on the premium allocation percentage then in force.

        A loan, whether or not it is repaid, will affect the death benefit and the Cash value. This is because the investment results of the Variable Funds and the Fixed Account only apply to the non-loaned part of the Cash Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Funds or the Fixed Account while the loan is outstanding, this effect could be favorable or unfavorable.

Partial Surrenders

        You may make a partial surrender of your Cash Value at any time by making a written request to our Customer Service Center. The amount of the partial surrender may not be more than 90% of your Cash Value (net of any loan amount), and may not be less than $250.00. A $25.00 transaction fee will be charged, or 2% of the amount of the partial surrender if less, for partial surrenders during the first 20 Policy Years.

        Unless we agree otherwise, we will deduct the amount surrendered and the transaction charge from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

        A partial surrender will not reduce your life insurance coverage amount. Since it reduces your Cash Value, however, it will reduce the death benefit.

                           OTHER IMPORTANT PROVISIONS

Deferral of Payment

        We may defer the payment of any amount from a Variable Fund:

    .   When the New York Stock Exchange is closed;

    .   When required by the Securities and Exchange Commission.


        We may defer the payment of any amount surrendered from the Fixed Account for up to six months. If required by law, we will pay interest.

Fixed Benefit Policy Exchange

        If required by state law, you may exchange your Certificate for a certificate under a fixed benefit Group Universal Life Insurance Policy, within 18 months of your Certificate effective date. This certificate will bear the same effective date as your Certificate under this Policy. If available, the certificate will include any additional benefits provided to you under your Certificate under this Policy. Your Certificate's Cash Value as of the date of the exchange will be transferred to the fixed benefit certificate.

Assignment

        You may transfer, as a gift, all of your rights under your Certificate to any other person, while you are living, by making a written assignment, in a form acceptable to us. The person to whom you assign your Certificate will become the owner of the Certificate, and will have the power to exercise all rights and receive all benefits provided by the Certificate.

        We will not be bound by any assignment until we receive and record it at our Customer Service Center. We are not responsible for the validity of any assignment. We may refuse to record any assignment where we believe:

    .   The assignment would not be permitted by law; or

    .   The assignment would increase our duties or risks.

        We issue Certificates in reliance on the statements you make in your application, and on any proof of good health that you provide. We may rescind your Certificate, to the extent permitted by law, if the information on which we relied is incorrect.

        No statement will be used to rescind your Certificate or deny a claim, unless you die within two years of your Certificate effective date.

        If your life insurance coverage amount was increased, or if your Certificate was reinstated, no statement will be used to contest the increase or the reinstatement, unless you die within two years of the effective date of the increase or reinstatement.

State Variations

        The terms of the Policy may vary from state to state, due to the requirements of state law.

Nonparticipating Policies

        The Group Policy is a nonparticipating policy, and is not entitled to share in our surplus or profits.

Dollar Cost Averaging

        If you have Cash Value of at least $3,000 in the PIMCO Money Market Portfolio, you may choose to take part in this program. Under this program, Cash Value is reallocated between the Variable Funds every month. This may reduce the impact of market fluctuations, when compared to making reallocations less frequently. Since the same dollar amount is transferred each month, more Units of each Variable Fund are bought if the Unit Value is low, and fewer are bought if the Unit Value is high. As a result, over the long term, a lower average cost per unit may be obtained. This plan allows you to take advantage of market fluctuations, while reducing the risk of short term price fluctuations. However, it does not guarantee a profit, or protect against a loss in declining markets.

        To elect this program, you must request a Dollar Cost Averaging Election Form and return it to our Customer Service Center. This program will begin with the first month after your completed form is received, as long as you have at least $3,000 in the PIMCO Money Market Portfolio.

        All Dollar Cost Averaging transfers will take place as of the first Valuation Day of each month. The minimum amount of any transfer is $250.00. There is no charge for this program. However, each transfer counts toward the 12 free transfers between Funds each Policy Year. A fee will be charged for each extra transfer. We may charge a fee for this service in the future.

        Dollar Cost Averaging will end when:

    .   The number of transfers requested have taken place.

    . There is not enough Cash Value in the PIMCO Money Market Portfolio to make a scheduled transfer.

    .   We receive your written request to terminate the program.

VOTING RIGHTS

        Shareholders of the Variable Funds may have the right to vote those shares at meetings of shareholders of the Funds. While we are the owner of the shares in the Separate Account, we will cast our vote as we are directed by the owners of Certificates.

        We will do this because we believe it is required by current law. We may, however, vote the shares in our own right, if at any time we believe it is permitted by law.

        You will receive any appropriate Proxy Materials and reports. We will request your instructions at least 14 days prior to the shareholder meeting.

        We will vote ALL the shares of a Variable Fund owned by the Separate Account (or abstain from voting) pro rata, based on the written instructions we receive from Certificate owners. Your voting share will be based on your pro rata number of Units invested in a particular Variable Fund. This will be figured as of the record date set by the Variable Fund, which will not be more than 60 days before the meeting. Your voting share will be figured separately for each Variable Fund in which you have invested Cash Value. We will vote on the basis of fractional shares, if necessary.

        The Variable Funds do not hold regular meetings of shareholders.

        We may disregard voting instructions received from Certificate owners, if we are required to do so by state insurance regulators. This may be required if the vote would change the investment objectives of the Variable Fund:

    .   In a way prohibited by state insurance law; or

    .   In a way that would harm the Separate Account; or

    .   In a way that would result in overly speculative or unsound investments.

        This may also be required if the vote is to approve or disapprove an investment advisory contract for the Variable Fund.

        If for any reason we do disregard voting instructions from Certificate owners, we will include the reasons for this action in the next annual report to Certificate owners.

                                   TAX MATTERS

        Below is a brief summary of federal tax issues affecting the Group Policy. This summary is based on current federal tax law and regulations, and may be subject to change if there are any changes in those laws and regulations. This is a general summary and should not be relied on as tax advice. For specific advice, please consult a qualified tax advisor.

        All Section references below are to the Internal Revenue Code of 1986, as amended.

Qualification as a Life Insurance Policy

        Section 7702 provides that if certain tests are met, a Policy will be treated as a life insurance contract for federal tax purposes. We will monitor compliance with these tests. As a result, the following federal income tax rules should apply:

    .   Death Benefits should be excluded from the beneficiary's income under
        Section 101(a). This includes any CASH VALUE that is paid as part of the death benefit. This also includes any benefit for accidental death.

    . Increases in Cash Value should not be subject to income tax until it is withdrawn, or until the Certificate terminates.

    . Surrenders of Cash Value should be subject to income tax only to the extent that the total amount received is greater than the total amount of premiums you have paid for the Certificate. See Section 72(e).

    . Policy Loan proceeds should not be subject to tax. However, if your Certificate LAPSES while a policy loan is outstanding, you will be subject to income tax to the extent that your Certificate's Cash Value (including the loan amount) is greater than the total premiums paid.

    . Amounts that you receive while you are Terminally Ill may be excluded from your income under Section 101(g).

    . Benefits for Accidental Injuries should be excluded from your income under Section 105(c).

    . Any other benefit which you receive due to Injury Or Sickness may be excluded from your income under Section 104(a)(3), unless premiums were paid by your employer and not included in your income. See IRS Regulations, Section 1.72-15.

Modified Endowment Contracts

        Section 7702A imposes different rules on policies where the total premiums paid during the first 7 years are more than the premiums that would have been required for the policy's benefits to be paid-up after seven equal annual premiums. These policies are known as Modified Endowment Contracts.

        If, under this test, a Certificate is a Modified Endowment Contract, these special rules apply:

    . Any partial surrender or loan proceeds (including loan proceeds from another lender to whom you have assigned the Certificate as collateral) is subject to income tax to the extent your Certificate's Cash Value is greater than the total premiums paid for your Certificate.

    . Any amount that is subject to income tax under the rule above will also be subject to a 10% penalty tax, unless you (or your assignee, if you have assigned your Certificate) are over age 59 1/2 or are disabled.

        If your Certificate is not a Modified Endowment Contract based on the premiums and life insurance coverage amount when it is issued, we will monitor your premium payments.

        We will notify you if, as a result of premium payments or coverage changes, it appears your Certificate will become a Modified Endowment Contract. Unless you notify us in writing that you are willing to allow your Certificate to become a Modified Endowment Contract, we may refuse any coverage change or refund any excess premiums to prevent the Certificate from becoming a Modified Endowment Contract.

Interest on Policy Loans

        Interest paid on loans for personal purposes is not deductible. While interest paid on loans for business purposes may be deductible, there are strict limits on deducting interest on life insurance policy loans for business purposes. See Section 264. You should consult a qualified tax advisor before taking a policy loan for business purposes.

Alternative Minimum Tax

        If a Certificate is owned by a corporation, then the Alternative Minimum Tax imposed by Section 55 may apply to:

        .   All or part of increases in Cash Value.

        .   Death benefits.

        .   Other distributions.

    See Section 56(c)(1) and Section 56(g)(4)(B).

Diversification Requirements

        Section 817(h) provides that a variable life insurance policy will not enjoy the favorable tax treatment of a life insurance policy unless the investments of the Separate Account are adequately diversified. We believe that the Separate Account meets these requirements.

        In 1986, the IRS stated that it might issue guidelines that would cause a policy to fail to meet these requirements if the Certificate owner has too much control over the Variable Fund investments. The IRS has not issued any guidelines and we do not expect that any such guidelines would adversely affect the policies. If the IRS issues regulations limiting the number of Variable Funds, transfers among funds, etc., we will take whatever steps we can so that the Policies would continue to qualify for favorable income tax treatment as life insurance policies.

Taxation of the Company

        We are taxed as a life insurance company under the Internal Revenue Code. Since the Separate Account is a part of the insurance company, it is not taxed separately as a regulated investment company under Subchapter M.

        We do not expect to incur any federal income tax liability that would be chargeable to the Separate Account. As a result, we do not impose a charge on the Separate Account for federal income taxes. We may impose a charge if at any time we believe that the Separate Account will incur any federal income taxes.

        We may also incur state and local taxes, other than premium taxes. At present, we are paying these taxes, and not charging them to Certificate holders, as they are not significant. We may, however, impose charges on account of these taxes if they increase.

Premium Taxes and Deferred Acquisition Costs

        In general, all premiums (including lump sum premiums) paid for life insurance policies are subject to premium tax under state law. These taxes range from 0.0% to 3.0%.

        We are also subject to federal income tax under Section 848 on account of deferred acquisition costs.

        We will recover all or part of these taxes through the PREMIUM CHARGE (see page 11). Part of these taxes may also be recovered through other charges (such as the monthly cost of insurance).

Other Tax Considerations

        All or part of Policy benefits may also be subject to federal estate and gift taxes, as well as state and local income, estate and inheritance taxes. Policy benefits may also be subject to foreign taxes, if you are subject to foreign taxes. You should consult a qualified tax advisor for advice concerning the tax consequences of buying a Certificate or making transactions under it.

                              THE INSURANCE COMPANY

        Connecticut General Life Insurance Company is a stock life insurance company, incorporated in Connecticut in 1865. Our Home Office mailing address is Hartford, Connecticut 06152; telephone (860) 226-6000. We are licensed to sell group and individual life and health insurance and annuity contracts in all states, the District of Columbia, Puerto Rico and certain foreign countries. We are an indirect wholly owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania, and have other affiliates and subsidiaries which are also in the business of insurance.

        The Policies are sold by independent insurance brokers, general agents, and registered representatives of broker dealers who are members of the National Association of Securities Dealers, Inc. ("NASD").

The Separate Account

        We established CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A (THE SEPARATE ACCOUNT) on May 22, 1995 for the purpose of holding shares of the Funds which support your Cash Value. Under Connecticut law, the income, gains or losses of the Separate Account are credited to policyholders without regard to our other income, gains or losses. The Separate Account is protected against claims of our other creditors, to the extent of our obligations to variable life insurance policyholders funded by the Separate Account. The result is that the investment performance of Certificates invested in the Funds depend on the investment performance of the Funds--and not on the results of our other businesses and investments.

        The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a "separate account." The SEC does not supervise the Separate Account or our management or investments. We do not guarantee the investment performance of the Separate Account, or of Policies whose Cash Values are invested in the Separate Account.

        We have other separate accounts which are registered with the SEC as Unit Investment Trusts, for the purpose of funding our variable annuity contracts and other variable life insurance contracts.

        We own all the assets of the Separate Account, which we hold as custodian for the benefit of policyholders whose Cash Values are invested in the Separate Account. All of our obligations under the Policies are our general corporate obligations.

        We may take the following actions with respect to the Separate Account. We will take these actions only as permitted by applicable laws, including obtaining any required regulatory approval.

    .   Add, combine, or remove any Fund.

    .   Create new separate accounts.

    .   Combine the Separate Account with one or more other separate accounts.

    . Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or in any other form permitted by law.

    . Terminate the registration of the Separate Account under the Investment Company Act of 1940.

    .   Use a committee to manage the Separate Account.

    . Transfer assets in any Fund to another Fund, to other separate accounts, or to our general account.

    . Take any actions required to comply with the Investment Company Act of 1940, or to obtain and continue any exemptions from that Act.

Financial Ratings

        We are rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. These ratings are intended to reflect our financial strength or claims-paying ability. They are not based on the investment results or financial strength of the Separate Account. We may advertise these ratings from time to time. We may also advertise comparisons of currently taxable and tax deferred investments, based on selected tax brackets, or discuss other investments and general economic conditions.

                                  OTHER MATTERS

Agreements with Group Policyholders

        We may agree with the Group Policyholder to make changes in the terms of the Group Policy. These changes may include, for example:

        . Agreeing to limit participation in certain of the Variable Funds offered under the Group Policy.

        . Agreeing to specific fees and charges. In no case will these fees or charges be more than the maximum amounts shown in this Prospectus.

        . Agreeing to waive specific fees and charges, in all cases, or only if certain conditions are met.

        . Extending the time periods for exercising certain rights under the Group Policy.

        . Agreeing to limit the conditions under which proof of good health will be required to buy or increase life insurance coverage.

        . Setting forth eligibility requirements for employees or members and their family members.

        .   Other changes permitted by law.

        You will be given information concerning the specific terms of your employer's or union's Group Policy.

State Regulation

        We are subject to insurance laws and regulations of Connecticut, our home state, as well as those of other states where we do business. Each year, we file an annual statement with insurance departments that cover our operations for the prior year, and our financial condition at the end of the prior year.

        State regulation includes periodic review by regulators to determine our contract liabilities and reserves so the insurance department may certify that those items are correct. Our books and accounts are subject to insurance department review at any time, and includes a full examination of our operations at least every five years by the National Association of Insurance Commissioners.

        This regulation does not involve any supervision of our management or investment practices or policies. A blanket bond for $10 million covers all of our officers and employees.

Reports to Certificate Owners

        We will provide you with an annual statement which will show:

        .   Your current life insurance coverage amount.

        .   Your current death benefit.

        .   Your current Cash Value.

        .   Your Cash Value after policy loans are taken into account.

        .   Premiums paid since the last report.

        .   Monthly charges deducted since the last report.

        .   Loan activity and interest since the last report.

        . The amount of Cash Value in each Variable Fund, and in the Fixed Account.

        We will also provide you with an annual report including a financial statement for the Separate Account.

        We will also provide you with a statement of significant transactions, such as:

        .   Changes in life insurance coverage amount.

        . Changes in allocations of premium payments to the Variable Funds and/or the Fixed Account.

        . Transfers among the Variable Funds, or between the Variable Funds and the Fixed Account.

        .   Loans and loan repayments.

        .   Termination and reinstatement.

Legal Proceedings

        We are not involved in, or aware of, any lawsuits or administrative proceedings, which would have a material adverse effect on our ability to meet our obligations under the Certificates.

        Neither the Separate Account, nor Westport Financial Services, LLC, the principal underwriter, is a party to any material lawsuits of any kind.

Experts

        Actuarial opinions regarding the Policies have been provided by Renee Cieslukowski, FSA, MAAA, and are contained in the opinion filed as an exhibit to our Registration Statement, on Ms. Cieslukowski's authority as an expert in actuarial matters.

        Legal matters involving the federal securities laws have been reviewed by Morgan, Lewis & Bockius, LLP, Washington D.C.

        Legal matters related to the Policies have been reviewed by Michael A. James, Chief Counsel, CIGNA Group Insurance, Philadelphia, PA 19192, in the opinion filed as an exhibit to our Registration Statement, given on his authority as an expert in these matters.

        The consolidated financial statements as of December 31, 2003 and 2004, and for each of the years included in this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting.

Registration Statement

        We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Group Policies. This prospectus does not contain all the information in the Registration Statement (as amended), and its exhibits. You should refer to the Registration Statement for more information.

        The statements in this Prospectus about the Policy are a summary of the Policy. The complete terms of the Policy are contained in the Policy which was filed with the Registration Statement, and the specific terms of the Policy issued to a particular Group Policy will be contained in that Group Policy, which can be inspected at the Group Policyholder's offices.

                                  ILLUSTRATIONS

Below are tables which show how Cash Value and death benefits may vary over time based on investment performance. These tables are based on the following assumptions:

    .   The Certificate was issued at age 40.

    .   The life insurance coverage amount is $100,000.

    .   There are no optional benefits.

    .   The monthly premium is $100.00.

    . There are no premium payments other than the monthly premiums shown in the tables.

    . There are no policy loans, partial surrenders, or changes in coverage amount.

    .   No premiums are allocated to the Fixed Account.

    .   Not more than 12 transfers between Funds are made during a Policy Year.

    . Investment management fees and other fund expenses are at an effective annual rate of 0.62% of Cash Value. This is the arithmetic mean of the current fees imposed by the funds, not taking into account any agreements reducing such fees.

    .   No taxes are imposed on the Separate Account.

CURRENT VALUE illustrations are based on the following assumptions:

    . Monthly cost of insurance rates are based on the current cost of insurance rates for active employees insured under the group insurance policy which covers the greatest number of certificateholders. Monthly cost of insurance rates for other group policies will differ. Monthly cost of insurance rates for persons who are not active employees are higher but will not exceed the guaranteed maximum cost of insurance.

    .   Daily charges on Fund balances at an effective annual rate of 0.45%.

    . Premium charges of 2.00% of each premium payment. This is the current charge under the group insurance policy which covers the greatest number of certificateholders.

    . Monthly certificate expense charges of $1.00 per month. This is the current charge under the group insurance policy which covers the greatest number of certificateholders.

    .   GUARANTEED illustrations are based on the following assumptions:

    . Monthly cost of insurance rates are based on the maximum rates permitted by the Policy.

    .   Daily charges on Fund balances at an effective annual rate of 0.90%.

    .   Premium charges of 5.00% of each premium payment.

    . Monthly certificate expense charges of $6.00 per month for each month where Cash Value (net of loans) does not exceed $10,000, or $5.00 per month for each month where Cash Value (net of loans) exceeds $10,000.

The last column of the tables shows the amount which would accumulate if an amount equal to each premium payment illustrated were invested, and earned interest, after taxes, at 5% per year compounded each year.

If investment management fees and other charges against the Funds are taken into account, the actual rates of return shown in these illustrations would be:

GROSS                                 GUARANTEED
RATE OF                     CURRENT     MAXIMUM
RETURN                      CHARGES     CHARGES
0%.........................  -1.07%      -1.52%
6%.........................   4.93%       4.48%
12%........................  10.93%      10.48%

If you request, we will provide similar illustrations, showing values based on both current charges and guaranteed maximum charges, based on:

    .   Your age;

    .   Your requested amount of life insurance coverage;

    .   Your requested monthly premium payment.

These illustrations are based on hypothetical rates of return. They are not intended to show actual past or expected future performance. Actual rates of return may be more or less than is shown here. Your actual rate of return will depend on a number of factors, including:

    .   Your investment allocations.

    .   The actual returns of each Variable Fund.

    .   Whether you take Policy loans or make partial surrenders.

A personalized illustration can be obtained from our Customer Service Center by calling 1-800-225-0646.

--------------------------------------------------------------------------------
          ILLUSTRATION BASED ON CURRENT EXPENSE AND MORTALITY CHARGES

                                            0% Return                   6% Return                   12% Return
End of                 Policy         ---------------------       ---------------------       ----------------------       Premiums
Policy                 Year           Cash          Death         Cash          Death         Cash           Death          Plus 5%
Year         Age       Premium        Value         Benefit       Value         Benefit       Value          Benefit        Interest
------       ---       -------        ------        -------       ------        -------       ------         -------        --------
1            40        1,200           1,091        101,091        1,126        101,126        1,161         101,161         1,232
2            41        1,200           2,163        102,163        2,301        102,301        2,441         102,441         2,526
3            42        1,200           3,214        103,214        3,523        103,523        3,852         103,852         3,885
4            43        1,200           4,246        104,246        4,798        104,798        5,408         105,408         5,311
5            44        1,200           5,259        105,259        6,128        106,128        7,126         107,126         6,809
6            45        1,200           6,251        106,251        7,512        107,512        9,021         109,021         8,382
7            46        1,200           7,222        107,222        8,954        108,954       11,112         111,112        10,033
8            47        1,200           8,170        108,170       10,454        110,454       13,417         113,417        11,767
9            48        1,200           9,091        109,091       12,011        112,011       15,957         115,957        13,588
10           49        1,200           9,987        109,987       13,628        113,628       18,758         118,758        15,499
11           50        1,200          10,854        110,854       15,306        115,306       21,845         121,845        17,506
12           51        1,200          11,694        111,694       17,047        117,047       25,250         125,250        19,614
13           52        1,200          12,505        112,505       18,854        118,854       29,007         129,007        21,827
14           53        1,200          13,286        113,286       20,728        120,728       33,151         133,151        24,151
15           54        1,200          14,038        114,038       22,674        122,674       37,726         137,726        26,590
16           55        1,200          14,760        114,760       24,692        124,692       42,779         142,779        29,152
17           56        1,200          15,450        115,450       26,784        126,784       48,356         148,356        31,842
18           57        1,200          16,090        116,090       28,937        128,937       54,500         154,500        34,666
19           58        1,200          16,681        116,681       31,151        131,151       61,268         161,268        37,632
20           59        1,200          17,217        117,217       33,425        133,425       68,725         168,725        40,746
25           64        1,200          19,022        119,022       45,700        145,700      119,175         219,175        58,812
30           69        1,200          19,632        119,632       60,043        160,043      202,449         302,449        81,870

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                ILLUSTRATION BASED ON GUARANTEED MAXIMUM EXPENSE
                             AND MORTALITY CHARGES

                                            0% Return                     6% Return                  12% Return
End of                 Policy          ---------------------       ---------------------       ----------------------       Premiums
Policy                 Year           Cash          Death         Cash          Death         Cash           Death          Plus 5%
Year         Age       Premium        Value         Benefit       Value         Benefit       Value          Benefit        Interest
------       ---       -------        ------        -------       ------        -------       ------         -------        --------
1            40        1,200            600         100,600         619         100,619          639         100,639          1,232
2            41        1,200          1,151         101,151       1,226         101,226        1,302         101,302          2,526
3            42        1,200          1,651         101,651       1,815         101,815        1,990         101,990          3,885
4            43        1,200          2,098         102,098       2,383         102,383        2,700         102,700          5,311
5            44        1,200          2,487         102,487       2,925         102,925        3,432         103,432          6,809
6            45        1,200          2,818         102,818       3,437         103,437        4,184         104,184          8,382
7            46        1,200          3,087         103,087       3,913         103,913        4,955         104,955         10,033
8            47        1,200          3,291         103,291       4,348         104,348        5,741         105,741         11,767
9            48        1,200          3,428         103,428       4,736         104,736        6,542         106,542         13,588
10           49        1,200          3,490         103,490       5,066         105,066        7,349         107,349         15,499
11           50        1,200          3,473         103,473       5,330         105,330        8,157         108,157         17,506
12           51        1,200          3,363         103,363       5,509         105,509        8,951         108,951         19,614
13           52        1,200          3,152         103,152       5,591         105,591        9,720         109,720         21,827
14           53        1,200          2,827         102,827       5,556         105,556       10,451         110,451         24,151
15           54        1,200          2,376         102,376       5,383         105,383       11,125         111,125         26,590
16           55        1,200          1,792         101,792       5,059         105,059       11,721         111,721         29,152
17           56        1,200          1,068         101,068       4,565         104,565       12,219         112,219         31,842
18           57        1,200            196         100,196       3,886         103,886       12,601         112,601         34,666
19           58        1,200             **              **       3,003         103,003       12,845         112,845         37,632
20           59        1,200             **              **       1,891         101,891       12,918         112,918         40,746
25           64        1,200             **              **          **              **        8,957         108,957         58,812
30           69        1,200             **              **          **              **           **              **         81,870

-------------------
** Note: The planned premium for this illustration will not provide cash values and death benefits in these policy years.

--------------------------------------------------------------------------------

For contract owners wanting to request a Statement of Additional Information or personalized illustrations, free of charge, call 1-800-225-0646. Information about the Registrant (including the Statement of Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Registrant are available on the Commission's Internet Site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102.

HOW TO CONTACT US - You can contact us by: calling our GVUL Customer Service Center toll free 1-800-225-0646 during our normal business hours, 8:00 a.m. EST to 6:00 p.m. EST, Monday through Friday or writing to us via regular mail at CIGNA Group Insurance, P.O. Box 20330, Lehigh Valley, Pennsylvania 18002-0330 OR for express mail CIGNA Group Insurance, 1455 Valley Center Parkway, Bethlehem, Pennsylvania 18017. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Connecticut General Life Insurance Company................................2
CG Variable Life Separate Account A.......................................2
Underwriters..............................................................3
Financial Statements......................................................4

The date of this SAI is August 7 , 2005

File No.  811-07317

                       STATEMENT OF ADDITIONAL INFORMATION

                 GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                   Issued by:
                   Connecticut General Life Insurance Company
                  CG Variable Life Insurance Separate Account A
                             900 Cottage Grove Road
                          Bloomfield, Connecticut 06002
                        Telephone Number: 1-800-225-0646

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus, dated August 7, 2005, for the Group Variable Universal Life Insurance Policies issued by Connecticut General Life Insurance Company through its CG Variable Life Insurance Separate Account A (Separate Account).

        For a free copy of the prospectus:

        Call:            1-800-225-0646

        Or write:        Connecticut General Life Insurance Company
                         Lehigh Valley Corporate Center
                         1455 Valley Center Parkway
                         Bethlehem, PA 18017

        Or contact your financial representative

                                TABLE OF CONTENTS

Connecticut General Life Insurance Company....................................2
CG Variable Life Insurance Separate Account A.................................2
Underwriters..................................................................3
Financial Statements..........................................................4

The date of this SAI is August 7, 2005.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

        Connecticut General Life Insurance Company is a stock life insurance company, incorporated in Connecticut in 1865. Our home office mailing address is Hartford, Connecticut 06152; telephone (860) 726-6000. We are licensed to sell group insurance and annuity contracts in all states, the District of Columbia, Puerto Rico and certain foreign countries. We are an indirect wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania, and have other affiliates and subsidiaries which are also in the business of insurance.

        The Policies are sold by independent insurance brokers, general agents, and registered representatives of broker-dealers who are members of the National Association of Securities Dealers, Inc. (NASD).

                  CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A

        We established the CG Variable Life Insurance Separate Account A (the Separate Account) on May 22, 1995 for the purpose of holding shares of the Funds which support your Cash Value. Under Connecticut law, the income, gains or losses of the Separate Account are credited to policyholders without regard to our other income, gains or losses. The Separate Account is protected against claims of our other creditors, to the extent of our obligations to variable life insurance policyholders funded by the Separate Account. The result is that the investment performance of Certificates invested in the Funds depends on the investment performance of the Funds--and not on the results of our other businesses and investments.

        The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a "separate account." The SEC does not supervise the Separate Account or our management or investments. We do not guarantee the investment performance of the Separate Account, or of Certificates whose Cash Values are invested in the Separate Account. We have other separate accounts which are registered with the SEC as Unit Investment Trusts, for the purpose of funding our variable annuity contracts and other variable life insurance contracts.

        We own all the assets of the Separate Account, which we hold as custodian for the benefit of policyholders whose Cash Values are invested in the Separate Account. All of our obligations under the Policies are our general corporate obligations.

        We may take the following actions with respect to the Separate Account. We will take these actions only as permitted by applicable laws, including obtaining any required regulatory approval.

    .   Add, combine, or remove any Fund.

    .   Create new separate accounts.

    .   Combine the Separate Account with one or more other separate accounts.

    . Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or in any other form permitted by law.

    . Terminate the registration of the Separate Account under the Investment Company Act of 1940.

    .   Use a committee to manage the Separate Account.

    . Transfer assets in any Fund to another Fund, to other separate accounts, or to our general account.

    . Take any actions required to comply with the Investment Company Act of 1940, or to obtain and continue any exemptions from that Act.

                                  UNDERWRITERS

The offering of the securities is continuous. The Policies will be distributed by our principal underwriter, Westport Financial Services, L.L.C. , 39 Old Ridgebury Road, Danbury, CT 06810. Westport is a limited liability company formed in Delaware in 1994. It is the principal underwriter for our other registered Separate Accounts. Westport has received no underwriting commissions in the past three years in connection with these securities.

                            CONNECTICUT GENERAL LIFE
                                INSURANCE COMPANY
                         STATUTORY FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

[LOGO]
--------------------------------------------------------------------------------

                                                 PricewaterhouseCoopers LLP
                                                 Two Commerce Square, Suite 1700
                                                 2001 Market Street
                                                 Philadelphia PA 19103-7042
                                                 Telephone (267) 330 3000
                                                 Facsimile (267) 330 3300
                                                 www.pwc.com

                         Report of Independent Auditors

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of Connecticut General Life Insurance Company (the Company ) as of December 31, 2004 and 2003, and the related statutory statements of income and changes in surplus, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which differs from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material; they are described in Note 1.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004 and 2003, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2004.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, on the basis of accounting described in Note 1.

/s/ PricewaterhouseCoopers LLP

February 28, 2005

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                            STATUTORY BALANCE SHEETS



------------------------------------------------------------------------------------------------------
(In millions, except share information)
------------------------------------------------------------------------------------------------------

As of December 31,                                                                 2004           2003
------------------------------------------------------------------------------------------------------
ASSETS Cash and invested assets:
    Bonds, principally at amortized cost (market, $9,161; $20,914)         $      8,204   $     19,239
    Preferred stocks, at cost (market, $6; $9)                                        6              7
    Common stocks, at market (cost, $17; $61)                                        41             79
    Mortgage loans                                                                2,724          7,536
    Real estate                                                                     144            236
    Policy loans                                                                  1,556          1,528
    Other invested assets                                                           507            417
    Cash, cash equivalents and short-term investments                               242            468
                                                                           ------------   ------------
       Total cash and invested assets                                            13,424         29,510
Amounts due from reinsurers                                                         168            224
Deferred tax assets                                                                 285            480
Premiums and considerations receivable                                              699            869
Accrued investment income                                                           194            363
Other assets                                                                        454            605
Separate account assets                                                          35,441         37,554
------------------------------------------------------------------------------------------------------
    Total assets                                                           $     50,665   $     69,605
---------------------------------------------------------------------------===========================

LIABILITIES
Aggregate reserves for life, accident and health policies and contracts    $      8,478   $      9,320
Premium and deposit fund liabilities                                                826         16,131
Contract claims - accident and health                                             1,260          1,323
Other policy and contract liabilities                                               588            593
Accrued commissions, expenses and taxes                                             661            697
Remittance and items not allocated                                                  187            308
Asset valuation reserve                                                             212            230
Interest maintenance reserve                                                        282            253
Other liabilities                                                                   350            318
Separate account liabilities                                                     35,390         37,503
------------------------------------------------------------------------------------------------------
    Total liabilities                                                      $     48,234   $     66,676
------------------------------------------------------------------------------------------------------

CONTINGENCIES - NOTE 12

CAPITAL AND SURPLUS
Capital stock (shares issued and outstanding: 5,978,322)                   $         30   $         30
Paid in surplus                                                                     311          1,255
Unassigned surplus                                                                2,090          1,644
------------------------------------------------------------------------------------------------------
    Total capital and surplus                                                     2,431          2,929
------------------------------------------------------------------------------------------------------
    Total liabilities and capital and surplus                              $     50,665   $     69,605
---------------------------------------------------------------------------===========================


The Notes to the Statutory Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


        STATUTORY STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS



---------------------------------------------------------------------------------------------------
(In millions)
---------------------------------------------------------------------------------------------------

For the years ended December 31,                                      2004        2003         2002
---------------------------------------------------------------------------------------------------
REVENUES
Premiums and annuity and other considerations                  $     5,557  $    6,422   $    6,468
Commissions and expense allowances on reinsurance ceded                 66          84           86
Net investment income and amortization of IMR                        1,223       2,174        2,226
Other revenues                                                          --          --          515
                                                               -----------  ----------   ----------
         Total                                                       6,846       8,680        9,295
                                                               -----------  ----------   ----------

BENEFITS AND EXPENSES
Benefits expense                                                     5,915       7,771        7,654
Interest on policy or contract funds                                   202         896        1,056
Increase (decrease) in policy reserves                                (622)     (1,298)         547
Commissions expense                                                    133         161          177
General insurance expenses and taxes                                   441         506          736
Net transfers from separate accounts                                  (178)       (134)        (397)
Policyholder dividends                                                   5          14           20
                                                               -----------  ----------   ----------
         Total                                                       5,896       7,916        9,793
                                                               -----------  ----------   ----------

INCOME (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAXES              950         764         (498)
Federal income taxes (benefit)                                         289         173         (165)
                                                               -----------  ----------   ----------

INCOME (LOSS) FROM OPERATIONS                                          661         591         (333)
Realized capital gains (losses), net of taxes and interest
 maintenance reserve                                                   155         114         (112)
                                                               -----------  ----------   ----------

NET INCOME                                                             816         705         (445)
Dividends paid to stockholder                                         (331)       (300)        (350)
Additional paid in (contributed to) surplus                           (944)         --          850
Change in:
         Surplus as a result of reinsurance                            (20)        (30)         (36)
         Net unrealized capital gains                                   34          33           21
         Net deferred income tax                                      (107)       (203)         162
         Non-admitted assets                                            35         329          (34)
         Liability for reinsurance in unauthorized companies             1          75          (69)
         Reserve valuation basis                                        --          --           (5)
         Asset valuation reserve                                        18         (48)          50
         Other gains in surplus                                         --          70           13
                                                               -----------  ----------   ----------

Net increase (decrease) in capital and surplus                        (498)        631          157

Capital and surplus, beginning of year                               2,929       2,298        2,141
---------------------------------------------------------------------------------------------------

CAPITAL AND SURPLUS, End of Year                               $     2,431  $    2,929   $   2, 298
---------------------------------------------------------------====================================


The Notes to the Statutory Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


                        STATUTORY STATEMENTS OF CASH FLOW



------------------------------------------------------------------------------------------------------------
(In millions)
------------------------------------------------------------------------------------------------------------

For the years ended December 31,                                        2004            2003            2002
------------------------------------------------------------------------------------------------------------
NET CASH FROM OPERATIONS
Premiums and annuity and other considerations                   $      5,811    $      6,538    $      6,316
Net investment income                                                  1,201           2,208           2,167
Miscellaneous income                                                     146              29             992
                                                                ------------    ------------    ------------
     Total revenues received                                           7,158           8,775           9,475
                                                                ------------    ------------    ------------
Benefits and loss related payments                                     6,261           8,612           7,484
Commissions, expenses and taxes                                          544             552             954
Net transfers from separate accounts                                    (182)           (218)           (409)
                                                                ------------    ------------    ------------
         Total benefits, expenses and transfers paid                   6,623           8,946           8,029
Dividends to policyholders                                                 5              14              21
Federal income taxes paid (received)                                     155            (429)            224
                                                                ------------    ------------    ------------
      Total expenses paid                                              6,783           8,531           8,274
                                                                ------------    ------------    ------------
      Net cash provided by operations                                    375             244           1,201
                                                                ------------    ------------    ------------

NET CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
   Bonds                                                               4,576           9,104           4,623
   Stocks                                                                 58              51              87
   Mortgage loans                                                        860           1,884           1,955
   Real estate                                                            43              69              28
   Other, net                                                             83             418             337
                                                                ------------    ------------    ------------
      Net proceeds from investments sold, matured or repaid            5,620          11,526           7,030
                                                                ------------    ------------    ------------
  Cost of investments acquired:
   Bonds                                                              (4,069)         (8,090)         (8,083)
   Stocks                                                                 (5)            (43)             (2)
   Mortgage loans                                                       (934)         (1,849)         (1,029)
   Real estate                                                            (4)            (11)            (27)
   Other, net                                                           (291)           (297)            (61)
                                                                ------------    ------------    ------------
      Net cost of investments acquired                                (5,303)        (10,290)         (9,202)
                                                                ------------    ------------    ------------
   Net (increase) decrease in policy loans and premium notes             (28)            600             295
                                                                ------------    ------------    ------------
         Net cash provided by (used in) investment activities            289           1,836          (1,877)
                                                                ------------    ------------    ------------

NET CASH FROM FINANCING
Net deposits (withdrawals) on deposit-type contract funds               (451)         (2,052)            219
Contribution from parent                                                  --              --             850
Other sources (uses)                                                    (108)            (10)             28
Dividends paid to stockholder                                           (331)           (300)           (350)
                                                                ------------    ------------    ------------
         Net cash provided by (used in) financing activities            (890)         (2,362)            747
------------------------------------------------------------------------------------------------------------
Net change in cash and short-term investments                           (226)           (282)             71
Cash and short-term investments, beginning of year                       468             750             679
------------------------------------------------------------------------------------------------------------
Cash and short-term investments, end of year                    $        242    $        468    $        750
----------------------------------------------------------------============================================


The Notes to the Statutory Financial Statements are an integral part of these statements.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.      Nature of Operations

        Connecticut General Life Insurance Company (the "Company") is a wholly-owned subsidiary of Connecticut General Corporation (CGC), which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA). The Company and its subsidiaries provide employee benefits offered through the workplace. Principal products and services are group life and health insurance. In addition, the Company has an international operation that offers similar products to businesses and individuals in selected markets, and has certain inactive businesses including a run-off retirement operation (see Note 3) and a run-off reinsurance operation. The Company is domiciled in the state of Connecticut and licensed in all states and selected international locations.

B.      Accounting Practices

        The Statutory Financial Statements of the Company are presented in conformity with accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the "Department"). The National Association of Insurance Commissioners' (NAIC) Statutory Accounting Principles (SAP), as outlined in the Accounting Practices and Procedures Manual (APPM) effective January 1, 2001, have been adopted by the Department as a component of prescribed or permitted accounting practices.

        Effective January 1, 2003, the Company adopted Statement of Statutory Accounting Principle (SSAP) No. 86, Accounting for Derivative Instruments and Hedging Activities. See Note 6 for further information.

        Certain reclassifications have been made to prior year amounts to conform to the 2004 presentation.

C.      Use of Estimates in the Preparation of the Financial Statements

        The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Significant estimates include those used in determining aggregate reserves and policy and contract liabilities, related reinsurance recoverables, and valuation allowances for invested assets. SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

D.      Accounting Policy

        (1) Financial Instruments: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as bonds, preferred and common stock and off-balance sheet financial instruments such as investment and loan commitments. These instruments may change in value due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, obtains collateral or other forms of security to limit risk of loss. Financial instruments that are subject to fair value disclosure requirements are carried in the financial statements at amounts that approximate fair value, except for bonds, mortgage loans and deposit fund liabilities. Fair values of off-balance sheet financial instruments are disclosed in Note 6.

                Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments with comparable terms and credit quality, except for the fair value for bonds which is based on estimated market values as specified by the NAIC. If market values of bonds are not provided by the NAIC, amortized cost is used as market value.

        (2) Cash and Cash Equivalents: Cash and cash equivalents consist of short-term investments with original maturities of three months or less.

                          NOTES TO FINANCIAL STATEMENTS

        (3) Investments: Investments are valued in accordance with the requirements of the NAIC. The carrying values of investments are generally stated as follows:

                Bonds, short-term investments and preferred stock. Investments in bonds, short-term investments and redeemable preferred stock are carried at amortized cost, and non-redeemable preferred stock at cost, except those in or near default, which are carried at fair value. Bonds and preferred stock are considered impaired and amortized cost is written down to fair value, when management expects a decline in value to persist. Bonds that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status, and thereafter interest income is recognized only when payment is received.

                Common stocks. Common stocks are carried at fair value except for common stocks of affiliates that are valued using methods described in Note 1(D)(17).

                Mortgage loans and policy loans. Mortgage loans and policy loans are carried at the unpaid principal balance. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is established to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan. Mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status, and thereafter interest income is recognized only when payment is received.

                Real estate. Investment real estate can be occupied by the company, held for the production of income, or held for sale. The Company carries real estate occupied by the company and held for the production of income at depreciated cost less encumbrances; and any write downs to fair value due to impairment are recorded as a realized loss. Depreciation is generally calculated using the straight-line method based on the estimated useful life of each asset.

                The Company acquires most real estate held for sale through foreclosure of mortgage loans. At the time of foreclosure, the Company values the asset received at the lower of its fair value at the time of the foreclosure or the mortgage carrying value recognizing any decrease as a realized capital loss. The recorded fair value is established as the new cost basis and the asset acquired is reclassified from mortgage loans to real estate. Subsequent to foreclosure, these investments are carried at the lower of depreciated cost or current fair value less encumbrances and estimated costs to sell. Valuation reserves reflect changes in fair value after foreclosure. The Company considers several methods in determining fair value for real estate, but relies primarily on discounted cash flow analyses.

                Derivative financial instruments. Statutory accounting rules provide that in order to qualify for hedge accounting, the derivative shall be designated as a hedge of a specific asset, liability, or anticipated transaction. The specific asset, liability, or anticipated transaction to be hedged must expose the reporting entity to a risk and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item. When hedge accounting treatment does not apply, derivatives are recorded at fair value, with changes in fair value recognized in net income when the derivatives terminate. Changes in fair value are recognized currently in net income.

                Investment gains and losses. Unrealized capital gains and losses on investments carried at fair value are reflected directly in unassigned surplus. Realized capital gains and losses resulting from asset sales, write-downs and valuation reserves are determined using the specific identification method and are recognized in net income.

        (4) Nonadmitted Assets: Certain assets are excluded from the Company's balance sheet and are charged to unassigned surplus. These nonadmitted assets include furniture and equipment, leasehold improvements, electronic data processing equipment, unsecured receivables, prepaid expenses and overdue insurance premiums.

        (5) Separate Accounts: Separate Account assets and liabilities are principally carried at fair value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, do not affect the Company's net income.

                          NOTES TO FINANCIAL STATEMENTS

        (6) Aggregate Reserves: Aggregate reserves for life, health and annuity policies are established in amounts that are adequate to meet the estimated future obligations of policies in force and that equal or exceed the required statutory minimums. For individual life policies, liabilities were calculated using the net level premium method and the modified preliminary term method. Annuity liabilities are calculated in such a way that they equal or exceed those produced by application of the Commissioner's Annuity Reserve Valuation Method. Valuation of individual life insurance and annuity policies assumes interest discount using rates that do not exceed the statutory maximums. Current discount rates ranged from 2% to 13.25% in both 2004 and 2003, with some rates grading to lower levels over time. Mortality and morbidity assumptions are predominately based on industry tables and are at least as conservative as the statutory minimums. The Company also discounts liabilities for certain cancelable disability insurance business. The liabilities at December 31, 2004 and 2003 included $80.7 million and $94.8 million, respectively, of such discounted reserves. The aggregate amount of discount at December 31, 2004 and 2003 is $23.0 million and $28.5 million, respectively.

        (7) Premium and Deposit Fund Liabilities: Premium and deposit funds are liabilities for investment-related products. These liabilities primarily consist of deposits received from customers and accumulated net investment income on their fund balances less accumulated administrative charges.

        (8) Other Policy and Contract Liabilities: Liabilities for other policy and contract claims are estimates of payments to be made on insurance claims for reported losses and estimates of incurred but not reported losses. Estimated amounts of reinsurance recoverable on unpaid losses are deducted from the liability for unpaid claims. Estimated liabilities are established for policies that contain experience-rating provisions.

        (9) Premiums and Annuity and Other Considerations: Premiums for individual life insurance, individual and group annuity products and group life and accident and health insurance are considered revenue when due.

        (10) Participating Business: The Company's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of the Company's participating line of business.

        (11) Income Taxes: The Company is included in the consolidated United States federal income tax return filed by CIGNA, the Company's ultimate parent. Pursuant to the Tax Sharing Agreement with CIGNA, federal income taxes are allocated to the Company as if it were filing on a separate return basis. The tax benefit of net operating losses, capital losses and tax credits are funded to the extent they reduce the consolidated federal income tax liability. The Company generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes (temporary difference). Note 7 contains detailed information about the Company's income taxes.

        (12) Asset Valuation Reserve (AVR): The AVR is a reserve designed to reduce the impact on unassigned surplus of fluctuations in the market value of all invested assets by providing an investment reserve for potential future losses on invested assets. The AVR is calculated in accordance with methods prescribed by the NAIC.

        (13) Interest Maintenance Reserve (IMR): The IMR is a reserve designed to defer realized capital gains and losses resulting from general interest rate changes. As prescribed by the NAIC, such realized capital gains and losses, net of related taxes, are deferred and amortized to net investment income over the stated or expected maturity of the invested asset disposed. To the extent the deferral of capital losses results in a net asset, such amount will be non-admitted.

        (14) Reinsurance in Unauthorized Companies: The Company has ceded insurance liabilities with insurers not licensed by, or not approved by, the Department. To the extent such liabilities are not collateralized, Connecticut insurance regulations require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $33.2 million and $34.3 million as of December 31, 2004 and 2003, respectively and were reported in other liabilities.

        (15) Other Liabilities: Other liabilities consist of various insurance related liabilities including amounts related to reinsurance contracts, guaranty fund assessments that management can reasonably estimate, accrued commissions and general expenses including premium and state taxes, postretirement and postemployment benefits.

                          NOTES TO FINANCIAL STATEMENTS

        (16) Loan-backed and Other Structured Securities: Loan-backed bonds and structured securities are valued at amortized cost using the constant level yield method. Significant changes in estimated cash flows from the original purchase assumptions are accounted for generally using the retrospective adjustment method. Significant changes in estimated cash flows from the original purchase assumptions for loan-backed and structured securities that have potential for loss of a significant portion of the original investment are accounted for using the prospective method. These securities are presented on the balance sheet as components of bonds. The Company had loan-backed securities of $660 million at December 31, 2004 and $2.4 billion as of December 31, 2003.

                Prepayment assumptions for loan-backed securities and other structured securities were obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all securities except for interest only securities, which are valued using the prospective method.

        (17)    Subsidiaries, Controlled, and Affiliated (SCA) Entities:
                Subsidiaries, controlled, and affiliated entities are carried at market, statutory equity, adjusted statutory equity or GAAP equity as appropriate in accordance with SSAP No. 46, Investments in Subsidiary, Controlled, and Affiliated Entities. These entities are presented on the balance sheet as components of common stock and other invested assets.

        (18) Joint Ventures, Partnerships and Limited Liability Companies: In accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, joint ventures, partnerships and limited liability companies are reported in other invested assets and generally use the statutory equity method as defined. Limited partnerships in which the Company has a minor ownership interest are recorded based on the underlying audited GAAP equity of the investee. These investments are presented on the balance sheet as components of other invested assets.

        (19) Differences between NAIC SAP and GAAP. Statutory accounting principles as described above differ in some respects from generally accepted accounting principles (GAAP). Under GAAP, differences in these financial statements include the following:

                .       Acquisition costs are deferred and amortized over the
                        estimated contract period of the related policies.
                .       Aggregate reserves for life policies are calculated
                        using mortality, interest and expense assumptions
                        derived from the Company's own experience or various
                        actuarial tables. Aggregate reserves for variable
                        annuities are based on fund balances.
                .       Non-admitted assets less applicable allowance accounts
                        are restored to the balance sheet.
                .       The AVR and the IMR are not provided.
                .       The liability for reinsurance in unauthorized companies
                        is not recorded.
                .       A transition obligation for post-retirement benefits
                        other than pensions was fully recognized in 1992. The post-retirement benefit obligation includes a portion accrued for employees not currently eligible for post-retirement benefits.
                .       Fixed maturities and preferred stocks classified as
                        available for sale are carried at fair value.
                        Adjustments to fair value are recorded in shareholder's equity as net unrealized appreciation or depreciation on investments, net of amounts required to adjust reserves for certain annuities and deferred income taxes.
                .       Prior to sale of retirement benefits business, fixed
                        maturities and equity securities classified as securities supporting experience-rated pension policyholder contracts were carried at fair value.
                        Adjustments to fair value are reported in other revenues. Under the experience-rating process, results generally accrue to policyholders and are offset by amounts reported in benefits expense.
                .       Reinsurance recoverables are presented as assets and are
                        not netted against insurance liabilities.
                .       Investments in subsidiaries are consolidated rather than
                        carried on the balance sheet as described above.
                .       Statutory deferred taxes assets are limited to the
                        admittable amount allowed in accordance with SSAP No.
                        10, "Income Taxes." GAAP deferred tax assets or liabilities also include financial statement items that are recognized differently for GAAP than for statutory accounting purposes. The GAAP tax asset is net of a valuation allowance which reflects management's assessment as to whether certain deferred tax assets will be realizable. These assessments could be revised in the near term if underlying circumstances change.

                Preparing financial statements in accordance with GAAP results in an increase in total assets and equity of $19.1 billion and $1.2 billion and an increase in net income of $158 million for 2004. Preparing financial statements in accordance with GAAP results in an increase in total assets and equity of $9.6 billion and $1.6 billion and an increase in net income of $289 million for 2003.

                          NOTES TO FINANCIAL STATEMENTS

        (20) Rounding: The Company elected to use rounding in reporting certain amounts in the statement. The amounts in this statement pertain to the entire Company's business including, as appropriate, its Separate Account business.


NOTE 2 - ACCOUNTING CHANGES AND DIFFERENCE BETWEEN FILED ANNUAL STATEMENT AND AUDITED FINANCIAL STATEMENTS


        The Company did not have a change in accounting principles during the periods ended December 31, 2004 and 2003.

        In 2004, the Company identified an adjustment that impacted the Company's 2004 annual statement filed with regulatory authorities. The adjustment relates to a reclassification of an amount reported on the Summary of Operations. There was no impact to total capital and surplus or to total net income. In 2004, the Company identified an adjustment that impacted the Company's 2001 and prior annual statements filed with regulatory authorities. The net impact of this adjustment was recorded in unassigned surplus for the year ended December 31, 2003.

        (In millions)                                                     2003
        -------------                                         ----------------
        Total capital and surplus per Annual Statement        $          2,859
        Adjustment:
        Federal income tax recoverable and related benefit                  70
                                                              ----------------
        Total adjusted capital and surplus                    $          2,929
                                                              ================

NOTE 3 - SALE OF RETIREMENT BENEFITS BUSINESS

On April 1, 2004, CIGNA sold its retirement benefits business, excluding the corporate life insurance business, both of which are written by the Company, for cash proceeds of $2.1 billion.

Prior to the sale, the Company distributed a dividend consisting of all of the outstanding stock of its subsidiary CIGNA Life Insurance Company (CLIC) to its parent company, Connecticut General Corporation (CGC). As part of the sale, the Company ceded its retirement business to CLIC. The Company distributed a second dividend consisting of cash and invested assets of $0.9 billion, to CGC, which was contributed to CLIC to support the transferred business. CGC sold CLIC to The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. Subsequently, CLIC was renamed Prudential Retirement Insurance and Annuity Company (PRIAC).

At June 30, 2004, the Company reported a loss on reinsurance of approximately $1.2 billion ($820 million, net of tax) as a result of the sale of the business. This loss is offset by an IMR adjustment on reinsurance of approximately $1,185 million ($770 million, net of tax) and a realized gain on real estate transferred of approximately $77 million, net of tax. The sales agreement provides for post-closing adjustments; however, any future adjustments are not expected to be material to the Company's results of operations, liquidity or financial condition.

Upon closing the sale, the Company reinsured $15.1 billion of general account liabilities under an indemnity reinsurance and assumption arrangement and $35.2 billion of general and separate account liabilities under modified coinsurance and assumption arrangements, including $33.4 billion in separate account liabilities. The Company also transferred invested assets with a fair value of approximately $16.1 billion along with other assets and liabilities as part of the indemnity reinsurance arrangement.

On December 1, 2004, the Company transferred $3.8 billion of separate account assets supporting modified coinsurance arrangements to the buyer and converted these arrangements to indemnity coinsurance.

At December 31, 2004, the Company had approximately $1.8 billion of invested assets, primarily fixed maturities and mortgage loans, supporting a modified coinsurance arrangement with PRIAC, which were held in a business trust established by the Company. This modified coinsurance arrangement provides for conversion to an indemnity reinsurance structure. PRIAC will assume ownership of the trust assets in 2006 unless PRIAC elects termination, in which case the Company would retain the trust assets and the insurance liabilities.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 4 - INVESTMENTS

A.      Bonds


        The amortized cost and market value by contractual maturity periods for bonds were as follows at December 31, 2004:

        ------------------------------------------------------------------
                                                            2004
        ------------------------------------------------------------------
                                                     Amortized    Fair
        (In millions)                                  Cost       Value
        ------------------------------------------------------------------
        Due in one year or less                      $     129  $      131
        Due after one year through five years            1,197       1,302
        Due after five years through ten years           2,802       2,969
        Due after ten years                              2,768       3,368
        Mortgage- and other asset-backed securities      1,308       1,391
        ------------------------------------------------------------------
        Total                                        $   8,204  $    9,161
        ------------------------------------------------------------------

        Gross unrealized appreciation (depreciation) for bonds by type of issuer was as follows:


        -----------------------------------------------------------------------------------
                                                       December 31, 2004
        -----------------------------------------------------------------------------------
                                       Amortized     Unrealized     Unrealized         Fair
        (In millions)                       Cost   Appreciation   Depreciation        Value
        -----------------------------------------------------------------------------------
        Federal government          $         33  $           4  $          --   $       37
        State and local government           302            223             --          525
        Foreign government                   263             19             (1)         281
        Corporate                          6,298            645            (16)       6,927
        Asset-backed                       1,308             87             (4)       1,391
        -----------------------------------------------------------------------------------
        Total                       $      8,204  $         978  $         (21)  $    9,161
        -----------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------
                                                       December 31, 2003
        -----------------------------------------------------------------------------------
                                       Amortized     Unrealized      Unrealized        Fair
        (In millions)                       Cost   Appreciation    Depreciation       Value
        -----------------------------------------------------------------------------------
        Federal government          $        411  $           7  $           -   $      418
        State and local government           359            183             (1)         541
        Foreign government                   324             29             (5)         348
        Corporate                         13,800          1,229            (58)      14,971
        Asset-backed                       4,345            305            (14)       4,636
        -----------------------------------------------------------------------------------
        Total                       $     19,239  $       1,753  $         (78)  $   20,914
        -----------------------------------------------------------------------------------


        Private placement bonds constituted 48% and 45% of the bond portfolio at December 31, 2004 and 2003, respectively.

        For the year ended December 31, 2004, the Company recognized $931 million of gross realized gains on proceeds from sales of fixed maturities of $16.1 billion. For the year ended December 31, 2003, the Company recognized $224 million of gross realized gains on proceeds from sales of fixed maturities of $9.1 billion. For the year ended December 31, 2002, the Company recognized $176 million of gross realized losses on proceeds from sales of fixed maturities of $4.6 billion.

        Review of Declines in Fair Value

        The Company reviews fixed maturities and equity securities for impairment based on criteria that include:

                .       length of time and severity of decline;
                .       financial health and specific near term prospects of the
                        issuer; and
                .       changes in the regulatory, economic or general market
                        environment of the issuer's industry or geographic region.

                          NOTES TO FINANCIAL STATEMENTS

        As of December 31, 2004, fixed maturities with a decline in fair value from cost (primarily investment grade corporate bonds) were as follows, including the length of time of such decline:

        ---------------------------------------------------------------
                                      Fair   Amortized      Unrealized
        (In millions)                Value        Cost    Depreciation
        ---------------------------------------------------------------
        One year or less:
           Investment grade     $    1,072  $    1,086    $         14
           Below investment
           grade                $       31  $       32    $          1
        More than one year:
           Investment grade     $      103  $      106    $          3
           Below investment
           grade                $       29  $       30    $          1
        ---------------------------------------------------------------

        As of December 31, 2004 there are no equity securities with a significant decline in fair value from cost.

        See Note 4 (D) for discussion of impairments included in realized gains and losses.


B.      Mortgage Loans


        (In millions)                                                                 2004               2003
                                                                                ----------------------------------
        The minimum and maximum lending rates during 2004 and 2003 were as         Min     Max       Min       Max
        follows:                                                                   ---     ---       ---       ---
             City Loans                                                            4.2%    9.4%      3.9%      7.2%
             Purchase Money Mortgage Loans                                           -%      -%        6%        6%
        The Company reduced interest rates on outstanding mortgage loans with principal amounts as follows:
             1-2%                                                               $           --     $            25
             2-3%                                                                           --                   8
             over 3%                                                                        --                  48
        During 2004 and 2003, the maximum percentage of any one loan to the
        value of security at the time of the loan was:                                    79.1%               78.5%

        .    As of year end, the Company held mortgages with interest more than 180 days past due with a recorded investment, excluding accrued interest:
                     (a)     Total interest due on mortgages with interest
                             more than 180 days past due                                     1                  --
        .    Current year impaired loans with a related allowance for credit
             losses                                                                         19                  90
        .    Related allowance for credit losses                                             2                  16
        .    Impaired mortgage loans without an allowance for credit losses                106                 254
        .    Average recorded investment in impaired loans                                 225                 277
        .    Interest income recognized during the period the loans were
             impaired                                                                       10                  25
        .    Amount of interest income recognized on a cash basis during the
             period the loans were impaired                                                  4                   1
        .    Allowance for credit losses:
                 .   Balance at the beginning of the period                                 16                  10
                 .   Additions charged to operations                                         1                   6
                 .   Direct write-downs charged against the allowance                      (15)                 --
                 .   Recoveries of amounts previously charged off                           --                  --
                 .   Balance at the end of the period                                        2                  16

                          NOTES TO FINANCIAL STATEMENTS

        At December 31, mortgage loans comprised the following property types and geographic regions:

        ---------------------------------------------------
        (In millions)                    2004          2003
        ---------------------------------------------------
        Property type:
           Office buildings         $   1,020     $   2,931
           Retail facilities              743         1,881
           Apartment buildings            305           917
           Hotels                         286           909
           Industrial                     321           745
          Other                            49           153
        ---------------------------------------------------
        Total                       $   2,724     $   7,536
        ---------------------------------------------------

        ---------------------------------------------------
        (In millions)                    2004          2003
        ---------------------------------------------------
        Geographic region:
           Central                  $     564     $   1,824
           Pacific                        658         1,749
           Middle Atlantic                486         1,153
           South Atlantic                 571         1,693
           Mountain                       200           712
           New England                    245           405
        ---------------------------------------------------
        Total                       $   2,724     $   7,536
        ---------------------------------------------------

        The fair value of the Company's mortgage loans as of December 31, 2004 and 2003 was $2.9 billion and $8.1 billion, respectively.


C.      Debt Restructuring


        (In millions)                             2004        2003
                                                --------------------
        The total recorded investment in
         restructured loans, as of year end $ 54 $ 149 The realized capital losses related
         to these loans                         $      9   $      57

        The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans is generally recognized on a cash basis.


D.      Impairments


        Net realized investment gains and losses included impairments in the value of investments of $23 million in 2004, $128 million in 2003 and $203 million in 2002.


NOTE 5 - JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES


The Company recognized no significant impairment write downs on investments in Joint Ventures, Partnerships and Limited Liability Companies during the year ended December 31, 2004.

The Company recognized the following impairment write-downs during the years ended December 31, 2003 and 2002:

2003

Worcester Center: The Company recognized a $13.6 million impairment due to a significant decrease in the market value due to two major tenants announcing intentions to vacate the building for alternate locations.

                          NOTES TO FINANCIAL STATEMENTS

2002

Worcester Center: The Company recognized a $27.8 million impairment due to a significant change in the extent or manner in which the asset is used. Fair value was determined using the present value of future cash flows generated by the property.

454P00 CORAC, LLC: The Company recognized a $14.2 million impairment due to a significant decrease in the market value of the asset. Fair value was determined using the present value of future cash flows generated by the property.

NOTE 6 - DERIVATIVE INSTRUMENTS

The Company's investment strategy is to manage the characteristics of investment assets (such as duration, yield, currency, and liquidity) to meet the varying demands of the related policy and contract liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, the Company typically uses derivatives to minimize interest rate, foreign currency and equity price risks. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize credit risk. The accounting loss the Company would incur if all dealers completely failed to perform under derivative contracts would be the total positive net fair values by dealers, or $0.1 million and $1.1 million at the end of 2004 and 2003, respectively. The Company does not provide, nor require dealers to provide, collateral to support derivative contracts, except for futures contracts. The Company has segregated in a tri-party arrangement certain long term bonds as collateral under future contracts. Total par value and fair market value at December 31, 2004 were $240.6 million and $224.4 million, respectively.

Under SSAP No. 86, effective January 1, 2003, in order to qualify for hedge accounting the derivative must be designated as a hedge of a specific asset, liability, or anticipated transaction. The specific item to be hedged must expose the reporting entity to a risk and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item.

At December 31, 2004 and 2003, the Company's derivative contracts were as follows (in millions of dollars):

Derivative         Notional Amount          Carrying Amount            Fair Value
---------------------------------------------------------------------------------------
                  2004          2003        2004        2003        2004         2003
                  ----          ----        ----        ----        ----         ----
Forwards      $      112    $    2,959   $     (2)   $     (2)   $     (2)   $    (256)
Futures            1,334         1,670          -           -           -            -
Swaps                453           663          -           2         (29)         (15)
Options               96            94          -           -           -            -
---------------------------------------------------------------------------------------
Total         $    1,995    $    5,386   $     (2)   $      -    $    (31)   $    (271)
=======================================================================================

                          NOTES TO FINANCIAL STATEMENTS

The table below presents information about the nature and accounting treatment of the Company's primary derivative financial instruments. Notional amounts are in millions of dollars.


                     Notional
 Instrument           Amount           Risk           Purpose                Cash Flows             Accounting Policy
---------------------------------------------------------------------------------------------------------------------------
                   2004      2003
                   ----      ----
Forward Swaps    $-          $2,729  Interest    Prior to the April     The Company               Prior to the April 1,
                                     Rate Risk   1, 2004 sale of the    periodically exchanges    2004 sale of the
                                                 retirement benefits    the difference between    retirement benefits
                                                 business, to hedge     variable and fixed rate   business, using hedge
                                                 fair value changes     cash flows, to begin at   accounting, forward
                                                 in pension policy      a designated future       swaps are reported at
                                                 contracts.             date.                     amortized cost in pension
                                                                                                  policy liabilities. The
                                                                                                  cash flows of forward
                                                                                                  swaps are reported with
                                                                                                  the results of the hedged
                                                                                                  liabilities in benefits
                                                                                                  expense.
---------------------------------------------------------------------------------------------------------------------------
Futures and         1,434     1,800  Primarily   To hedge domestic      For futures, the          Under hedge accounting,
Foreign                              Equity      and international      Company receives (pays)   futures activity and
Currency                             and         equity market          cash daily in the         changes in the fair
Forwards                             Foreign     exposures that         amount of the change in   values of forward
                                     Currency    guarantee minimum      fair value of the         contracts are primarily
                                     Risks       death benefits         futures contracts.  For   reported in other
                                                 resulting from         foreign currency          revenues.  Fair values
                                                 changes in variable    forwards, the Company     of the foreign currency
                                                 annuity account        periodically exchanges    forward contracts are
                                                 values based on        the difference between    reported in short-term
                                                 underlying mutual      domestic and              investments or other
                                                 funds.                 international             liabilities.   Fair
                                                                        currencies, to begin at   values of forward
                                                                        a designated future       contracts hedging
                                                                        date.  The Company        foreign currency cash
                                                                        maintains foreign         balances are reported in
                                                                        currency cash balances    unrealized gains and
                                                                        to facilitate the hedge.  losses and, when
                                                                                                  settled, in realized
                                                                                                  gains and losses.
---------------------------------------------------------------------------------------------------------------------------
Swaps                 312       517  Interest    To hedge the           The Company               Using hedge accounting,
                                     Rate and    interest or foreign    periodically exchanges    swaps are reported at
                                     Foreign     currency cash flows    cash flows between        amortized cost in fixed
                                     Currency    of fixed maturities    variable and fixed        maturities.  Net
                                     Risk        and mortgage loans     interest rates or         interest cash flows are
                                                 to match associated    between two currencies    reported in net
                                                 liabilities.           for both principal and    investment income.
                                                 Currency swaps are     interest.
                                                 primarily euros, and
                                                 extend for periods
                                                 of up to 17 years.
---------------------------------------------------------------------------------------------------------------------------
Options                84        80  Interest    To hedge the           The Company pays          Using hedge accounting,
                                     Rate Risk   possibility of         periodic fees to third    options are reported at
                                                 policyholder cash      parties, and may          amortized cost in
                                                 surrender when         receive or pay cash       aggregate write-ins for
                                                 underlying             upon the policyholder's   invested assets, with
                                                 investment book        surrender of the          amortization reported in
                                                 values are greater     policy, based on book     benefits expense.
                                                 than market values.    and market values of
                                                                        underlying investments
                                                                        at the time of
                                                                        surrender.
---------------------------------------------------------------------------------------------------------------------------
                       12        12  Equity      To hedge the effect    The Company pays an       Using hedge accounting,
                                     Risk        of changes in the      up-front fee to third     options are reported at
                                                 liability for          parties, and may          fair value in aggregate
                                                 reinsurance            receive cash at the end   write-ins for invested
                                                 contracts covering     of the contract based     assets, with changes in
                                                 the excess layer       on the change in the      fair value reported in
                                                 represented by the     equity index.             benefits expense.
                                                 index feature of
                                                 equity indexed
                                                 annuities.
---------------------------------------------------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2004, the Company realized gains (losses) of $(328.7) million on swaps and $(8.7) million on foreign currency forwards, and $(113.7) million on futures. For the year ended December 31, 2003, the Company realized gains (losses) of $(160.8) million on swaps, $(19.8) million on foreign currency forwards and $(464.7) million on futures.


NOTE 7 - INCOME TAXES


The Company is a member of a consolidated federal income tax sharing agreement and calculates deferred taxes on a separate company, reporting entity basis. The Company's gross deferred tax assets and liabilities are determined by identifying its temporary differences. These temporary differences are measured using a "balance sheet" approach by comparing statutory and tax basis balance sheets for that entity.

A. The components of the net deferred tax asset (liability) at December 31, 2004 and 2003 are as follows:

        (In millions)                          December 31,   December 31,
                                                   2004           2003
                                               ---------------------------
        Total of gross deferred tax assets     $    1,003       $    1,245
        Total of deferred tax liabilities            (216)            (361)
                                               ---------------------------
        Net deferred tax asset                        787              884
        Deferred tax asset nonadmitted               (502)            (404)
                                               ---------------------------
        Net admitted deferred tax asset        $      285       $      480
                                               ===========================
        Current year increase (decrease)
         in deferred tax assets nonadmitted    $       98       $     (231)
                                               ===========================

B.      Deferred tax liabilities are not recognized for the following amounts:

        As of December 31, 2004 and 2003, the Company had a balance of $450 million in its Policyholder Surplus account. This amount will not likely become taxable as a result of enacted tax legislation. Stock life insurance companies may distribute, within a two-year window, amounts from the Policyholder Surplus Account to the parent company without incurring federal income tax.

C. The provision/(recoverable) for incurred taxes on earnings for the years ended December 31, 2004 and 2003 are:

        (In millions)                               December 31,  December 31, December 31,
                                                        2004           2003        2002
                                                    ---------------------------------------
        Federal                                     $      (127)  $       172  $       (166)
        Foreign                                               1             1             1
                                                    ---------------------------------------
        Total                                              (126)          173          (165)
        Federal income tax on net capital gains             415           (80)          (56)
        Utilization of capital loss carryforwards            --           (39)           --
                                                    ---------------------------------------
        Federal and foreign income taxes incurred   $       289   $        54  $       (221)
                                                    =======================================

                          NOTES TO FINANCIAL STATEMENTS

        The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

        (In millions)                       December 31,    December 31,
        Deferred tax assets:                    2004            2003
        --------------------                ----------------------------
        Other Insurance & Contractholder    $        218    $        271
        Liability
        Employee and Retiree Benefit Plans           100             121
        Deferred Acquisition Costs                   169             190
        Investments, Net                             143             204
        Depreciation and Amortization                 --               5
        Restructuring Costs                           32              52
        Nonadmitted Assets                           155             203
        Deferred Gain                                153             162
        Other                                         33              37
                                            ----------------------------
        Total deferred tax assets                  1,003           1,245
        Nonadmitted deferred tax assets             (502)           (404)
                                            ----------------------------
        Admitted deferred tax assets        $        501    $        841
                                            ----------------------------

        (In millions)                       December 31,    December 31,
        Deferred tax liabilities:               2004            2003
        -------------------------           ----------------------------
        Other Insurance and Contractholder  $        (27)   $       (129)
        Liability
        Deferred Acquisition Costs                    (4)             (3)
        Investment Net                               (88)           (104)
        Depreciation and Amortization                (95)           (124)
        Nonadmitted Assets                            --              (1)
        Other                                         (2)             --
                                            ----------------------------
        Total deferred tax liabilities              (216)           (361)
                                            ----------------------------
        Net admitted deferred tax asset     $        285    $        480
                                            ============================

        The adjusted change in net deferred income taxes is comprised of the following: (this analysis is exclusive of nonadmitted assets as the Change in Nonadmitted Assets is reported with the Change in Net Deferred Income Taxes in the surplus section of the financial statements).

                                           December 31, December 31,
        (In millions)                          2004         2003        Change
                                           ------------------------------------
        Total deferred tax assets          $     1,003  $    1,245   $     (242)
        Total deferred tax liabilities            (216)       (361)         145
                                           ------------------------------------
        Net deferred tax asset             $       787  $      884   $      (97)
        Tax effect of unrealized losses                                     (10)
                                                                     ----------
        Current year - change in net
         deferred income tax                                         $     (107)
                                                                     ==========

                          NOTES TO FINANCIAL STATEMENTS

D. The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

                                                  December 31,   December 31,   December 31,
        (In millions)                                 2004           2003           2002
                                                  ------------------------------------------
        Provision computed at statutory rate      $       816    $        340   $       (269)
        Foreign tax                                        (2)             (2)            --
        Investment items                                  (22)            (25)             3
        IMR                                              (430)            (11)            --
        Affiliate distribution                            (11)            (76)            --
        Other, net                                         (1)              1             (2)
                                                  ------------------------------------------
        Total                                     $       350    $        227   $       (268)
                                                  ==========================================

        Federal and foreign income taxes incurred $       289    $         54   $       (221)
        Change in net deferred income taxes               107             203           (162)
        Tax effect of nonadmitted assets                  (46)            (30)           115
                                                  ------------------------------------------
        Total statutory income taxes              $       350    $        227   $       (268)
                                                  ==========================================

E. (1) At December 31, 2004, the Company has utilized all of its net capital loss carryforwards originating in 2002. At December 31, 2003, the Company had no net capital loss carryforwards originating in 2003.

        (2) The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses (in millions):

                2004:     $239
                2003:     $314

F. The Company's Federal Income Tax return is consolidated with CIGNA Corporation, a Delaware corporation, and the following subsidiaries of CIGNA Corporation.

        (1)     CIGNA Corporation

                Arizona Healthplan, Inc.
                CG Individual Tax Benefits Payments, Inc.
                CG Life Pension Benefits Payments, Inc.
                CG LINA Pension Benefits Payments, Inc.
                CIGNA Behavioral Health of California, Inc.
                CIGNA Behavioral Health, Inc.
                CIGNA Benefits Processing Ireland Ltd.
                CIGNA Brazil Holdings, Inc.
                CIGNA Community Choice, Inc.
                CIGNA Dental Health of California, Inc.
                CIGNA Dental Health of Colorado, Inc.
                CIGNA Dental Health of Delaware, Inc.
                CIGNA Dental Health of Florida, Inc.
                CIGNA Dental Health of Illinois, Inc.
                CIGNA Dental Health of Kansas, Inc.
                CIGNA Dental Health of Kentucky, Inc.
                CIGNA Dental Health of Maryland, Inc.
                CIGNA Dental Health of Missouri, Inc.
                CIGNA Dental Health of New Jersey, Inc.
                CIGNA Dental Health of New Mexico, Inc.
                CIGNA Dental Health of North Carolina, Inc.
                CIGNA Dental Health of Ohio, Inc.
                CIGNA Dental Health of Pennsylvania, Inc.
                CIGNA Dental Health of Texas, Inc.
                CIGNA Dental Health of Virginia, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                CIGNA Dental Health Plan of Arizona, Inc.
                CIGNA Dental Health, Inc.
                CIGNA Dental Merger Corporation
                CIGNA Direct Marketing Company, Inc.
                CIGNA Federal Benefits, Inc.
                CIGNA Financial Partners, Inc.
                CIGNA Global Holdings, Inc.
                CIGNA Global Reinsurance Company, Ltd.
                CIGNA Health Corporation
                CIGNA HealthCare Benefits, Inc.
                CIGNA HealthCare Mid-Atlantic, Inc.
                CIGNA HealthCare of Arizona, Inc.
                CIGNA HealthCare of California, Inc.
                CIGNA HealthCare of Colorado, Inc.
                CIGNA HealthCare of Connecticut, Inc.
                CIGNA HealthCare of Delaware, Inc.
                CIGNA HealthCare of Florida, Inc.
                CIGNA HealthCare of Georgia, Inc.
                CIGNA HealthCare of Illinois, Inc.
                CIGNA HealthCare of Indiana, Inc.
                CIGNA HealthCare of Maine, Inc.
                CIGNA HealthCare of Massachusetts, Inc.
                CIGNA HealthCare of New Hampshire, Inc.
                CIGNA HealthCare of New Jersey, Inc.
                CIGNA HealthCare of New York, Inc.
                CIGNA HealthCare of North Carolina Administrators, Inc.
                CIGNA HealthCare of North Carolina, Inc.
                CIGNA HealthCare of Ohio, Inc.
                CIGNA HealthCare of Pennsylvania, Inc.
                CIGNA HealthCare of South Carolina, Inc.
                CIGNA HealthCare of St. Louis, Inc.
                CIGNA HealthCare of Tennessee, Inc.
                CIGNA HealthCare of Texas, Inc.
                CIGNA HealthCare of Utah, Inc.
                CIGNA HealthCare of Virginia, Inc.
                CIGNA HealthCare Preferred of Maine, Inc.
                CIGNA HealthCare Preferred of New Hampshire, Inc.
                CIGNA HealthCare Preferred of New York, Inc.
                CIGNA Holdings Overseas, Inc.
                CIGNA Holdings, Inc.
                CIGNA Insurance Group, Inc.
                CIGNA Insurance Services Company
                CIGNA IntegratedCare, Inc.
                CIGNA Intellectual Property, Inc.
                CIGNA International Corporation (f/k/a CIGNA Worldwide,
                 Incorporated)
                CIGNA International Finance Inc.
                CIGNA International Investment Advisors, Ltd.
                CIGNA International Services, Inc.
                CIGNA Investment Advisors Inc. (f/k/a TimesSquare Capital
                 Management, Inc.)
                CIGNA Investment Group, Inc. CIGNA Investments, Inc.
                CIGNA Life Insurance Company of New York
                CIGNA Managed Care Benefits Company
                CIGNA Mezzanine Capital, Inc.
                CIGNA Mezzanine Partners, III, Inc.
                CIGNA Printing, Inc.
                CIGNA RE Corporation
                CIGNA Realty Resources, Inc.-Twelfth
                CIGNA Resource Manager, Inc.
                CIGNA Retirement Benefits Services, Inc.
                CIGNA Worldwide Insurance Company (formerly INA International
                 Insurance Company)
                Congen Properties, Inc.
                Connecticut General Benefit Payments, Inc.
                Connecticut General Corporation

                          NOTES TO FINANCIAL STATEMENTS

                Connecticut General Life Insurance Company
                Connecticut General Realty Resources, Inc.-Fourth
                Cottage Grove Real Estate, Inc. (f/k/a Silverbrook Real Estate
                 and Development Company)
                Cottage Grove Vessels, Inc.
                Healthsource Benefits, Inc.
                Healthsource Indiana, Inc.
                Healthsource Management, Inc.
                Healthsource Properties, Inc.
                Healthsource South, Inc.
                Healthsource, Inc.
                International Rehabilitation Associates, Inc.
                INTRACORP, Inc.
                Life Insurance Company of North America
                LINA Benefit Payments, Inc.
                Linatex, Inc.
                Malrosian, Inc.
                MCC Independent Practice Association of New York, Inc.
                Cottage Grove Real Estate, Inc. (formerly SilverBrook Real
                 Estate and Development Company)
                Tel-Drug, Inc.

        CIGNA Corporation's indirectly wholly-owned domestic subsidiary insurance companies have entered into a Consolidated Federal Income Tax Agreement (the "Agreement") which became effective as of April 1, 1982. The Agreement sets forth the method of allocation of federal income taxes for CIGNA Corporation and its wholly-owned domestic subsidiaries, including insurance subsidiaries. The Agreement provides for immediate reimbursement to companies with net operating losses to the extent that their losses are used to reduce consolidated taxable income; while those companies with current taxable income as calculated under federal separate return provision, are liable for payments determined as if they had each filed a separate return. However, current credit is given for any foreign tax credit, operating loss or investment tax credit carryovers actually used in the current consolidated return.


NOTE 8 - INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES


The Company is indirectly owned by CIGNA Corporation.

The Company and certain related parties have entered into service contracts and cost-sharing arrangements. These arrangements include providing or being provided with computer, claims, policy writing, maintenance and other services, as well as equipment, supplies and office space. CIGNA Corporation, the ultimate parent company, allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies for whom it performs certain administrative services.

        (1) The Company was provided certain rehabilitation, utilization review and medical bill review services by International Rehabilitation Associates, Inc. d/b/a INTRACORP ("IRA"). IRA recorded revenue from the Company for such services of approximately $58.9 million in 2004, $30.5 million in 2003 and $137.1 million in 2002. The Company and IRA are both direct subsidiaries of Connecticut General Corporation ("CGC"), an indirect subsidiary of CIGNA Corporation.

        (2) The Company has contracted with CIGNA Investments, Inc. ("CII") for investment advisory services. The Company and CII are indirect subsidiaries of CIGNA Holdings, Inc., which is a direct subsidiary of CIGNA Corporation. The Company paid CII $20.9 million in 2004, $34.1 million in 2003 and $31.8 million in 2002 for these services.

        (3) The Company has an arrangement with its affiliate CIGNA Health Corporation and its subsidiaries and affiliates for the provision of provider networks and other administrative services for group health benefit plans insured or administered by the Company. CG Life paid $780.1 million in 2004, $950.0 million in 2003 and $963.6 million in 2002 under this arrangement, called the Network Access Agreement. There were no fees pertaining to open access or for preferred provider organizations during 2004. Open access fees were $15.3 million in 2003 and $29.5 million in 2002. Preferred provider organization fees were $5.3 million in 2003 and $12.4 million in 2002. CG Life and CIGNA Health Corporation are both direct subsidiaries of CGC, an indirect subsidiary of CIGNA Corporation.

        (4) CIGNA Corporation allocated corporate overhead expenses of approximately $82.2 million in 2004, $112.5 million in 2003 and $101.5 million in 2002, to the Company. With the exception of a limited number of expenses held at the corporate level

                          NOTES TO FINANCIAL STATEMENTS

                such as expenses relating to investments and the servicing of debt, all operating expenses of CIGNA Corporation were allocated. These allocations were based on work effort studies and other appropriate methods, while other expenses such as outside legal fees were directly charged to the related company.

        (5) The Company paid CIGNA Benefits Processing Ireland, Ltd ("CBPI") $6.8 million in 2004, $6.0 million in 2003 and $3.3 million in 2002 for providing claims processing services. The Company and CBPI are direct subsidiaries of CGC.

        (6) The Company has an arrangement with CIGNA Behavioral Health, Inc. ("CIGNA Behavioral"), under which CIGNA Behavioral provides utilization review and other administrative services for the Company in connection with group coverage for mental health and substance abuse. CIGNA Behavioral also develops provider networks and/or acts as the preferred or exclusive provider organization. The Company incurred fees of approximately $ 18.7 million in 2004, $18.5 million in 2003 and $15.3 million in 2002, to CIGNA Behavioral under these arrangements. The Company and CIGNA Behavioral are direct subsidiaries of CGC, which is an indirect subsidiary of CIGNA Corporation.

        (7) Under a third party administrator agreement with the Company, CIGNA Behavioral administers fully insured contracts with employer groups. Funds are maintained in the Company's bank account from which CIGNA Behavioral reimburses itself for administrative fees and pays claims. Net proceeds are remitted to the Company quarterly. CIGNA Behavioral collected premiums of $16.3 million in 2004, $15.5 million in 2003, and $16.6 million in 2002. Administrative fees retained by CIGNA Behavioral were $4.4 million in 2004, $4.7 million in 2003 and $4.4 million in 2002. Claims paid by CIGNA Behavioral out of the Company account were $9.1 million in 2004, $8.7 million in 2003 and $8.9 million in 2002.

        (8) Prior to April 2004, certain employees of the Company were registered representatives of CIGNA Financial Services, Inc. ("CFS"), or otherwise provide services to CFS. CFS is a registered broker dealer that was sold to an affiliate of Prudential Financial, Inc, effective April 1, 2004. CFS also served as a broker dealer for purchases and sales of non-affiliated mutual funds by the Company separate accounts to fund retirement plans of the Company's clients. The Company received revenue of approximately $2.1 million in 2004, $9.4 million in 2003 and $15.7 million in 2002 from these arrangements. Also, CFS served as the principal underwriter of the Company's registered variable annuity and life business. Prior to April 1, 2004 CFS was a direct subsidiary of CGC.

        (9) The cumulative amounts charged by the Company for postretirement benefit costs other than pensions amounted to $30.6 million in 2004, $19.4 million in 2003 and $11.5 million in 2002.

        (10) Amounts due to the Company (Affiliate Billings) at December 31, 2004 and 2003 were $111.4 million and $92.3 million, respectively, which were comprised of charges by the Company for certain administrative fees for management, claims, data processing, and other services.

        (11) The Company is the sole member of Center City Realty, LLC ("Center City"), which is a limited liability company licensed as a real estate broker. The Company has entered into an Agency Agreement with Center City, which appoints Center City as agent with regard to the negotiation of real estate leases. Center City will employ services of third party brokers to assist in negotiating the leases, and expects to receive a share of the real estate brokerage commissions paid by landlords in connection with the Company's committing to the leases.

        (12) CIGNA Dental Health, Inc. ("CDH"), an affiliate, has an Administrative Services Agreement with the Company. The Company provides billing and collection services and forwards data and premiums to CDH on a monthly basis. Such premiums amounted to $244.5 million in 2004, $250.83 million in 2003 and $264.3 million in 2002. CDH paid the Company $5.7 million in 2004, $7.5 million in 2003 and $7.7 million in 2002, in conjunction with such services, of which the Company paid the appropriate amount directly to taxing authorities and licensed agents. Additionally, CDH provides certain administrative services including claim administration and received $18.1 million for such services in 2004 and $19.2 million in 2003. CDH and the Company are both direct subsidiaries of CGC, an indirect subsidiary of CIGNA Corporation.

        (13) The Company has contracted with CIGNA Investment Advisors, Inc. ("CIA"), formerly named TimesSquare Capital Management, Inc. for investment advisory services. The Company and CIA are indirect subsidiaries of CIGNA Holdings, Inc., which is a direct subsidiary of CIGNA Corporation. During 2004 and 2003, amounts owed by the Company to CIA were $8.7 million and $25.5 million, respectively, for these services.

                          NOTES TO FINANCIAL STATEMENTS

        (14) Effective December 31, 2003, the Company entered into a mortality risk reinsurance agreement with Arbor Reinsurance Company, Limited ("Arbor") to retrocede mortality risk on a portion of its variable annuity with guaranteed minimum death benefit (GMDB) business. Premium paid to Arbor was $3.6 million and $1.9 million in 2004 and 2003 respectively. Arbor and the Company are both direct subsidiaries of CGC, an indirect subsidiary of CIGNA Corporation.

NOTE 9 - DEBT

As of December 31, 2004, the company had a line of credit agreement with an affiliate company, CIGNA Holdings, Inc. in the amount of $600 million. As of December 31, 2004, there was an outstanding balance of $50.0 million, which was repaid in January 2005.

NOTE 10 - RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company is indirectly a wholly owned subsidiary of CIGNA which sponsors a noncontributory, defined benefit pension plan (the "Pension Plan") covering substantially all employees of the Company who are employed in the United States or who are U.S. citizens employed outside the country.

All contributions to the Pension Plan are made by CIGNA. As a matter of policy, contributions to the Pension Plan by CIGNA satisfy the minimum funding requirements of the Employee Retirement Income Security Act of 1974 (ERISA).

Pension expense allocated to the Company was $104.8 million in 2004, $45.8 million in 2003, and $25.7 million in 2002 based on salary ratios.

The Company also participates in the CIGNA 401(k) Plan (the "Savings Plan") which is sponsored by CIGNA. Employees are eligible to participate in the Savings Plan immediately upon hire; however, a one year of service requirement applies to eligibility to receive company contributions. Expense allocated to the Company was $24.2 million in 2004, $22.7 million in 2003 and $23.0 million in 2002 based primarily on employees' eligible plan contributions.

In 1991, CIGNA shareholders approved the CIGNA Corporation Stock Plan ("Stock Plan") under which the salaried officers and other key employees of the Company are eligible to be awarded shares of CIGNA Common Stock in the form of stock options, restricted stock grants or grants of CIGNA Common Stock in lieu of cash payable under other incentive plans. The Stock Plan permits the deferral under the terms of Deferred Compensation Plan (see below) of the receipt of shares granted in lieu of cash. The Stock Plan also permits the Committee to award dividend equivalent rights (the right to receive, currently or on a deferred basis, payments in cash or CIGNA Common Stock equal to the amount of dividend declared and paid on a number of shares of CIGNA Common Stock as specified by the Committee).

In 1995, CIGNA shareholders approved a new Long-Term Incentive Plan ("LTIP") that provides for the same kinds of stock awards as the Stock Plan.

The People Resource Committee of the Board of Directors (the Committee) awards stock options, restricted stock and deferred stock to certain employees. In 2004 and 2003, the Committee awarded restricted stock and stock options to eligible officers under the Stock Plan and LTIP. Cost allocated to the Company for restricted stock awards was $3.6 million in 2004, and $6.8 million in 2003 and $9.3 million in 2002 based on specific awards.

The Company offers the CIGNA Deferred Compensation Plan to officers and key employees pursuant to which they may defer receipt of all or part of their compensation. The amount of compensation deferred is not funded but represents a general liability of CIGNA and participating affiliates including the Company. Currently, deferred cash compensation is credited with interest at the rate paid on contributions to the Fixed Income Fund of the Savings Plan. Certain officers and key employees also have the option of selecting to have deferred cash compensation credited with interest at the rate paid under the Savings Plan's other investment funds. Deferred compensation which would have otherwise been payable in CIGNA Common Stock is hypothetically invested in the same number of Common Stock equivalent units as the number of shares which would have been paid if such compensation had not been deferred. An amount equal to cash dividends that would have been paid on such hypothetically invested Common Stock is deemed to have been paid and hypothetically invested in the same way as deferred cash compensation. At a future date or dates selected by each participant, the aggregate of amounts deferred and hypothetical investment results is distributed either in a lump sum or in installments, in which case unpaid installments continue to be credited with interest. Compensation deferred by officers and key employees that was otherwise

                          NOTES TO FINANCIAL STATEMENTS

payable in Common Stock is distributed in Common Stock. The deferred compensation obligation for the Company was $63.7 million and $76.1 million as of December 31, 2004 and 2003, respectively.

In addition to pension benefits, the Company participates in health care and life insurance benefit plans sponsored by CIGNA for retired employees, spouses and other eligible dependents. A substantial portion of the employees of the Company and its affiliates may become eligible for these benefits upon retirement. In the first quarter of 1993, CIGNA elected to amortize the transition obligation for retirees and fully eligible employees over twenty years. CIGNA pays claims as they are incurred.

Expenses allocated to the Company were $9.0 million in 2004; $30.2 million in 2003 and $25.8 million in 2002 based on a combination of salary and headcount ratios and include amortization of the transition obligation.

NOTE 11 - CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS

The Company has 5,978,322 shares authorized, issued and outstanding as of December 31, 2004 and 2003, with a par value of $5.00. There are no other classes of capital stock.

Dividends on Company stock are paid as declared by its Board of Directors. According to the bylaws of the Company, all statutory profits earned upon the nonparticipating class of business may be paid out as dividends to stockholders. The Company's dividends are noncumulative. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations after dividends to policyholders and federal income taxes but before realized capital gains or losses.

The maximum dividend payout that may be made without prior approval in 2005 is $660.9 million. In 2004, the maximum payout that could have been made without prior approval was $591.2 million. The Company paid $330.9 million in 2004, $300.0 million in 2003 and $350.0 million in 2002 of noncumulative, common dividends. The dividends paid in 2004 in excess of $229.8 million were deemed extraordinary and prior approval of the Insurance Commissioner was obtained.

The portion of unassigned surplus represented or reduced by each item below for the years ended December 31, 2004 and 2003 is as follows:

                                              December 31,       December 31,
        (In millions)                             2004               2003
                                              -------------------------------
        Unrealized gains and losses               $  97             $  63
        Nonadmitted asset values                  $ 950             $ 985
        Separate account business                 $  51             $  51
        Asset valuation reserves                  $ 212             $ 230
        Reinsurance in unauthorized companies     $  33             $  34


NOTE 12 - CONTINGENCIES


A.      Contingent Commitments

        The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 3 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company was $13 million at December 31, 2004 and 2003. In the event of default, the underlying real estate values would be made available to fund the exposure. At December 31, 2004 and 2003, the values reduce the contingency to an immaterial amount. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participation in the related projects and are included in net investment income as earned.

        As of December 31, 2004, the Company had commitments to contribute equity of $35 million to real estate joint ventures and $25 million to a new partnership that holds loans to entities that invest in real estate. The Company expects to disburse most of these amounts by 2006.

                          NOTES TO FINANCIAL STATEMENTS

        The Company guaranteed construction loans of $26 million as of December 31, 2004 and 2003 related to real estate joint venture investments. The loans are secured by joint venture real estate property with fair values in excess of the loan amounts and mature by 2008, including extension options. The Company would be required to repay the construction loans if permanent financing could not be obtained. There were no liabilities required for these guarantees as of December 31, 2004 or 2003.

B.      Assessments

        The Company has recorded $10.2 million and $10.8 million in guaranty fund receivables as of December 31, 2004 and 2003, respectively, and $7.9 million and $8.3 million in guaranty fund liabilities as of December 31, 2004 and 2003, respectively.

C.      All Other Contingencies

        Run-off Reinsurance Operations

        The Company's reinsurance operations, which were discontinued in 2000 and are now an inactive business in run-off mode, reinsured a guaranteed minimum death benefit under certain variable annuities issued by other insurance companies. These variable annuities are essentially investments in mutual funds combined with a death benefit. The Company has equity market exposures as a result of this product. The Company has also written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits. The reserves for these products were calculated in accordance with guidelines published by the NAIC, and meet the requirements of the Insurance Law and regulation of the state of Connecticut.

        The run-off reinsurance operations participate in a workers' compensation reinsurance pool, which ceased accepting new risks in early 1999. This pool was formerly managed by Unicover Managers, Inc. Although arbitration over the most significant reinsurance (retrocessional) contracts for the pool was completed in 2002, some disputes over collection of amounts due to the Company from the retrocessionaires continue and may require further arbitration actions to resolve. Also, disputes and arbitrations regarding other reinsurance (retrocessional) contracts for the pool remain and may not be resolved for some time.

        The run-off reinsurance operations also include other workers' compensation reinsurance contracts, as well as personal accident reinsurance contracts. The Company obtained retrocessional reinsurance coverage for a significant portion of its liabilities under these contracts. Some of these retrocessionaires have disputed the validity of their contracts with the Company. Several of these disputes were settled in 2004 and several remain in arbitration. These arbitrations are expected to be resolved in 2005 and 2006. The Company also bears the risk of loss if the retrocessionaires are unable to meet their reinsurance obligations to CIGNA.

        In 2002, the Company recorded a pre-tax charge of $232 million based on the outcome of the Unicover arbitration in the fourth quarter of 2002, as well as a review of other exposures for the run-off reinsurance operations and workers' compensation and personal accident reinsurance exposures. This charge was net of ceded premiums returned to the Company of $47 million pre-tax. Unfavorable claims experience related to workers' compensation and personal accident exposures is possible and could result in future losses, including losses attributable to the inability to recover amounts from retrocessionaires (either due to disputes with the retrocessionaires or their financial condition).

        The Company's reserves for amounts recoverable from retrocessionaires, as well as for reserves for liabilities associated with underlying reinsurance exposures assumed by the Company, are considered appropriate as of December 31, 2004, based on current information. However, it is possible that future developments regarding these matters could have a material adverse effect on the Company's results of operations, and in certain situations, could have a material adverse effect on CIGNA's financial condition.

        Employee Benefits Regulation

        The business of administering and insuring employee benefit programs, particularly health care programs, is heavily regulated by federal and state laws and administrative agencies, such as state departments of insurance and the federal Departments of Labor and Justice, as well as the courts. Regulation and judicial decisions have resulted in changes to industry and business practices for CIGNA and certain subsidiaries (including the Company) and will continue to do so in the future. In addition, CIGNA's subsidiaries (including the Company) are routinely involved with various claims, lawsuits and regulatory audits and investigations that could result in financial liability, changes in business practices, or both. Health care regulation in its various forms could have an adverse effect on the Company's and other CIGNA subsidiaries' health care operations if it inhibits their ability to respond to market demands or results in increased medical or administrative costs without improving the quality of care or services.

                          NOTES TO FINANCIAL STATEMENTS

        In 2004, the United States Supreme Court ruled in CIGNA's favor, in a case involving a CIGNA subsidiary, by ruling that the Employee Retirement Income Security Act (ERISA) preempts a state law tort claim in circumstances involving a determination, based on medical judgment, that benefits were not covered. Under ERISA, plan participants have access to internal and external appeals processes to resolve coverage disputes and may bring action in the federal courts to resolve health care coverage issues.

        Litigation and Other Legal Matters

        In 2004, a Florida federal court handling multi-district health care litigation against CIGNA and certain subsidiaries (including the Company) and several health care industry competitors approved a settlement agreement between the physician class and CIGNA, and dismissed all claims by the physician class members against CIGNA. CIGNA, its subsidiaries (including the company) and the non-physician class have announced a settlement agreement and the court has scheduled a fairness hearing on the proposed settlement for April 2005.

        In 2004, CIGNA, other insurance companies and certain insurance brokers received subpoenas from the New York Attorney General, the Connecticut Attorney General and their other state regulators relating to their investigations of broker compensation. During the third quarter of 2004, the New York Attorney General brought suit against a large insurance broker, alleging that the broker sought rigged bids from, and steered business to, certain property and casualty insurers with whom it had contingent compensation arrangements. During the fourth quarter of 2004, he filed suit against Universal Life Resources (ULR), a disability and accident insurance broker. CIGNA is mentioned in the complaint but is not a defendant. Separately, two purported class action lawsuits have been filed against ULR and several group life, disability and accident insurance companies, including CIGNA subsidiaries, Connecticut General Life Insurance Company and CIGNA Life Insurance Company of New York, asserting among other things, that contingent commissions are unlawful. In addition, the California insurance commissioner filed suit against ULR and several insurance holding companies, including CIGNA, seeking injunctive and monetary relief. CIGNA and the Company are cooperating with the inquiries by the New York and Connecticut Attorneys General and other state regulators and disagrees with the assertions against it in the lawsuits.

        In 2004, the New York Attorney General commenced a lawsuit against Express Scripts, Inc., ESI Mail Pharmacy, the Company and one of the Company's affiliates. Under an agreement with the Company, Express Scripts is responsible for administering the prescription drug benefit program under New York State's principal employee health plan, the Empire Plan. The Company insures the prescription drug benefit program and holds the contract with the New York State Department of Civil Service. The complaint primarily focuses on administration of the prescription drug benefit program.

        CIGNA and its subsidiaries (including the Company) are routinely involved in numerous claims, lawsuits, regulatory audits, investigations and other legal matters arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. An increasing number of claims are being made for substantial non-economic, extra-contractual or punitive damages. The outcome of litigation and other legal matters is always uncertain, and outcomes that are not justified by the evidence can occur. CIGNA and its subsidiaries (including the Company) believe that they have valid defenses to the legal matters pending against them and are defending themselves vigorously. Nevertheless, it is possible that resolution of one or more of the legal matters currently pending or threatened could result in losses material to the Company's results of operations, liquidity or financial condition.

NOTE 13 - LEASES

Rental expenses for operating leases, principally for office space, amounted to $90 million in 2004, $87 million in 2003 and $77 million in 2002. At December 31, 2004, the aggregate future minimum rental payments, reduced by minimum sublease rentals of $16.0 million under leases having initial or remaining non-cancelable lease terms in excess of one year are as follows (in millions):
$80 in 2005, $59 in 2006, $55 in 2007, $45 in 2008, $37 in 2009 and $144 in
years after 2009.

NOTE 14 - GAIN OR LOSS TO THE INSURER FROM UNINSURED A&H Plans and the Uninsured portion of Partially Insured Plans

A.      ASO Plans

        Information with regard to the profitability of Administrative Services Only (ASO) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows:

                                                           2004
        ---------------------------------------------------------------------------------------------------
                                                           ASO           Uninsured Portion
                                                        Uninsured          of Partially
        (In millions)                                     Plans            Insured Plans        Total ASO
                                                        ---------------------------------------------------
        Net reimbursement for administrative expenses
        (including administrative fees) in excess of
        actual expenses                                 $        8       $            (1)     $           7
        Total net other income or expenses (including
        interest paid to or received from plans)                --                    --                 --
                                                        ---------------------------------------------------
        Net gain or (loss) from operations              $        8       $            (1)     $           7
                                                        ===================================================
        Total claim payment volume                      $   18,323       $         1,735      $      20,058
                                                        ===================================================

                                                           2003
        ---------------------------------------------------------------------------------------------------
                                                           ASO           Uninsured Portion
                                                        Uninsured          of Partially
        (In millions)                                     Plans            Insured Plans        Total ASO
                                                        ---------------------------------------------------
        Net reimbursement for administrative expenses
        (including administrative fees) in excess of
        actual expenses                                 $      148       $            24      $         172
        Total net other income or expenses (including
        interest paid to or received from plans)                --                    --                 --
                                                        ---------------------------------------------------
        Net gain or (loss) from operations              $      148       $            24      $         172
                                                        ===================================================
        Total claim payment volume                      $   17,734       $         1,918      $      19,651
                                                        ===================================================

                                                           2002
        ---------------------------------------------------------------------------------------------------
                                                           ASO           Uninsured Portion
                                                        Uninsured          of Partially
        (In millions)                                     Plans            Insured Plans        Total ASO
                                                        ---------------------------------------------------
        Net reimbursement for administrative expenses
        (including administrative fees) in excess of
        actual expenses                                 $      178       $            20      $         198
        Total net other income or expenses (including
        interest paid to or received from plans)                --                    --                 --
                                                        ---------------------------------------------------
        Net gain or (loss) from operations              $      178       $            20      $         198
                                                        ===================================================
        Total claim payment volume                      $   15,096       $         1,888      $      16,984
                                                        ===================================================

                          NOTES TO FINANCIAL STATEMENTS

B.      ASC Plans

        Information with regard to the profitability of Administrative Services Contract (ASC) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows:

                                                           2004
        ---------------------------------------------------------------------------------------------------
                                                           ASC           Uninsured Portion
                                                        Uninsured      of Partially Insured
        (In millions)                                     Plans               Plans            Total ASC
                                                        ---------------------------------------------------
        Gross reimbursement for medical cost incurred   $    2,236       $           273      $       2,509
        Gross administrative fees accrued                      140                    24                164
        Other income or expenses (including interest
        paid to or received from plans)                         --                    (1)                (1)
        Gross expenses incurred (claims and
        administrative)                                     (2,362)                 (289)            (2,651)
                                                        ---------------------------------------------------
            Total gain or loss from operations          $       14       $             7      $          21
                                                        ===================================================

                                                           2003
        ---------------------------------------------------------------------------------------------------
                                                           ASC           Uninsured Portion
                                                        Uninsured      of Partially Insured
        (In millions)                                     Plans               Plans            Total ASC
                                                        ---------------------------------------------------
        Gross reimbursement for medical cost incurred   $    4,387       $           349      $       4,736
        Gross administrative fees accrued                      287                    27                314
        Other income or expenses (including interest
        paid to or received from plans)                         --                    --                 --
        Gross expenses incurred (claims and
        administrative)                                     (4,717)                 (368)            (5,085)
                                                        ---------------------------------------------------
            Total gain or loss from operations          $      (43)      $             8      $         (35)
                                                        ===================================================

                                                           2002
        ---------------------------------------------------------------------------------------------------
                                                           ASC           Uninsured Portion
                                                        Uninsured      of Partially Insured
        (In millions)                                     Plans               Plans            Total ASC
                                                        ---------------------------------------------------
        Gross reimbursement for medical cost incurred   $    5,343       $           336      $       5,679
        Gross administrative fees accrued                      350                    36                386
        Other income or expenses (including interest
        paid to or received from plans)                         --                   (49)               (49)
        Gross expenses incurred (claims and
        administrative)                                     (5,691)                 (354)            (6,045)
                                                        ---------------------------------------------------
            Total gain or loss from operations          $        2       $           (31)     $         (29)
                                                        ===================================================

        Revenue from the Company's Medicare contract, consisted of $78 million in 2004, $70 million in 2003 and $68 million in 2002 for administrative expenses.

NOTE 15 - DIRECT PREMIUMS WRITTEN BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS

The Company had direct written premiums of $126.6 million in 2004, $141.9 million in 2003 and $142.6 million in 2002 through various general and managing agents and third party administrators.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 16 - OTHER ITEMS

Operational Effectiveness Review

In the first quarter of 2004, the Company adopted a restructuring program associated with planned organization changes to streamline functional support resources and to adjust its operations to current business volumes. For 2004, the Company incurred severance costs of $30.8 million and real estate and other costs of $8.9 million. As of December 31, 2004 the Company has liability balances for severance costs of $8.4 million and real estate costs of $6.7 million.

Health Care Restructuring

As of December 31, 2004, the Company has liability balances for real estate costs of $13.2 related to a restructuring program adopted in the fourth quarter of 2002 to realign the organizational structure and operations of the health care business.

In the fourth quarter of 2002, the Company adopted a restructuring program primarily to realign the organizational structure and objectives of its health care business. As a result, the Company recognized in operating expenses an after-tax charge of $73.9 million ($113.6 million pre-tax). For 2003, the Company paid severance costs of $64.3 million and real estate costs of $10.4 million, pre-tax. As of December 31, 2003, the Company had a remaining liability of $10.9 million for severance costs and $25.7 million for real estate costs.

Derivatives Hedge Program

In August 2002, the Company implemented a derivatives hedging program to substantially reduce future exposure to changes in equity markets for GMDB contracts that guarantee certain minimum death benefits based on unfavorable changes in variable annuity account values. Under this program, the Company sold exchange-traded futures contracts to minimize the effect of changes in account values caused by equity market changes, and entered foreign currency forward contracts to reduce exposure to foreign exchange fluctuations. Under futures contracts, the Company settles cash daily, and under forward contracts it settles cash quarterly, in the amount of the change in fair value of the contracts. The Company recorded hedging gains (losses) of approximately $(166) million in 2004, $(554) million in 2003 and $87 million in 2002. At December 31, 2004 and 2003, the notional amount of the related open derivative contracts was $1.4 billion and $1.8 billion, respectively.

At December 31, 2004 and 2003, the Company has collateral, with a total par amount of $ 240.5 million and $233.9, respectively, pledged to brokers under futures contracts.

NOTE 17 - REINSURANCE

The Company has retained reinsurance for 30% of the risk on guaranteed minimum income benefit contracts, at a rate in excess of the premium collected. A deficiency reserve has been set up to account for this difference.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 18 - GUARANTEED MINIMUM LIVING AND DEATH BENEFIT

----------------------------------------------------------------------------------------------------------------------------
(In millions)
                                     Waiting
                    Guaranteed       Period        Account       Total Related       Gross                       Reinsurance
   Guaranteed         Living        Remaining       Value           Account        Amount of      Portion of       Reserve
 Death Benefit     Benefit (s)       (years)       Related           Value          Reserve       Reinsured         Credit
----------------------------------------------------------------------------------------------------------------------------
1 year Ratchet     5% Rollup,           0        $        241                                       6% death
                   6% Rollup            1                 627                                        benefit
                                        2               1,030                                     45% living
                                   3 and after            822           35,734          1,072        benefit      $      135
----------------------------------------------------------------------------------------------------------------------------
                                                 $      2,720
-------------------------------------------------============---------------------------------------------------------------
        Hybrid           None             N/A             N/A    $       2,016   $         36      5%             $        2
----------------------------------------------------------------------------------------------------------------------------
         Reset           None             N/A             N/A    $       3,147   $          5      5%             $       --
----------------------------------------------------------------------------------------------------------------------------

                                        0        $          1                                       6% death
                                        1                  67                                        benefit
                                        2                   3                                     49% living
     5% Rollup      5% Rollup      3 and after             16    $         817             68        benefit      $        5
----------------------------------------------------------------------------------------------------------------------------
                                                 $         87
-------------------------------------------------============---------------------------------------------------------------
           ROP           None              N/A            N/A    $         775   $          9      3%             $       --
----------------------------------------------------------------------------------------------------------------------------
 Other Ratchet           None              N/A            N/A    $       2,515   $         25      4%             $        1
----------------------------------------------------------------------------------------------------------------------------

                   3% Rollup,           0        $        444                                      30% death
                   4%  Rollup           1                  54                                        benefit
                       and 6%           2                  18                                     49% living
  Other Rollup         Rollup      3 and after            107    $         698   $         56        benefit      $       20
----------------------------------------------------------------------------------------------------------------------------
                                                 $        623
-------------------------------------------------============---------------------------------------------------------------

Notes
        i) Hybrid benefits comprise combinations of ratchets, rollup and reset benefits.
        ii) Living-benefit reserves are obtained by using their associated account values to prorate their aggregate client-level reserve.
        iii) Death benefit reserves include one-time cash-flow testing adjustment of $60m retained.

NOTE 19 - RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO
REDETERMINATION

The Company estimates accrued retrospective premium adjustments for its group health insurance business through a mathematical approach using an algorithm of the Company's underwriting rules and experience rating practices.

The amount of net premiums written by the Company that are subject to retrospective rating features was $3.7 billion in 2004, 4.3 billion in 2003 and $4.4 billion in 2002, respectively, that represented 78.4%, 83.3% and 84.1% respectively, of the total net premiums written for group health. No other net premiums written by the Company are subject to retrospective rating features.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 20 - HEALTH CARE RECEIVABLES

Pharmaceutical Rebate Receivables

The Company's methodology for estimating pharmaceutical rebate receivables is based on actual utilization experiences and manufacturers' contracted rate.

(In millions)
-----------------------------------------------------------------------------------------------------------------------------
                                                             Actual Rebates         Actual Rebates        Actual Rebates
             Estimated Pharmacy                           Collected Within 90   Collected Within 91 to  Collected More Than
Quarter    Rebates as Reported on   Pharmacy Rebates as    Days of Invoicing/   180 Days of Invoicing/    180 Days After
Ended       Financial Statements    Invoiced/Confirmed        Confirmation          Confirmation       Invoicing/Confirmation
-----------------------------------------------------------------------------------------------------------------------------
12/31/04       $               69    $               63    $               --    $               --                       --
09/30/04                       87                    61                    49                    --                       --
06/30/04                       78                    63                    53                     9                       --
03/31/04                       88                    71                    48                    18                        2
12/31/03       $               69    $               68    $               57    $               --         $             --
09/30/03                       69                    68                    59                     6                       --
06/30/03                       64                    67                    47                    19                       --
03/31/03                       63                    75                    68                     4                       --

NOTE 21 - PREMIUM DEFICIENCY RESERVES

As of December 31, 2004 and 2003, the Company had liabilities of $15.9 million and $10.8 million respectively, related to premium deficiency reserves on accident and health contracts. The Company did not consider anticipated investment income when calculating its premium deficiency reserves on these contracts.

NOTE 22 - RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS

The Company generally waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Ordinary policies issued substandard are valued on the multiple table reserve basis. A reserve of 50% of the net extra premiums is carried on policies with flat extra premiums.

The Company has issued or assumed substandard policies either with rated-up age, or with extra premium, temporary or otherwise, or at a special scale of premiums. In the case of those with rated-up age, the valuation is done at such rated-up age or an equivalent percentage rating.

As of December 31, 2004 and 2003, the Company had $2.6 billion and $2.8 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. As of December 31, 2004 and 2003, reserves to cover the above insurance totaled $21.0 million and $23.9 million, respectively.

With respect to group insurance, group pension, settlement annuities, individual insurance, and special marketing operations, Tabular Interest, Tabular Less Actual Reserves Released, and Tabular Cost have been determined by formula as described in the NAIC instructions. With respect to reinsurance operations, please see the description of reserve calculations in Note 12. With respect to corporate insurance operations, these items have been determined from a combination of the formula described in the NAIC instructions. With respect to international operations, these items are calculated and developed by formulas established in the TRITON valuation system, the program used in establishing legally computed reserves.

Tabular interest on funds not involving life contingencies was determined from the basic data for the calculation of deposit fund liabilities.

                          NOTES TO FINANCIAL STATEMENTS

For some group insurance operations, interest is credited annually on the prior year reserve balance plus the current year cash flow. The credited rate is equal to the declared GUL cash accumulation fund rate less the spread stipulated in the contract.

Significant other increases include changes in reserves due to variation in the ordinary life insurance line of business and group annuity New York minimum reserve adjustments.

NOTE 23 - ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal Characteristics of Annuity Actuarial Reserves and Deposit-Type Contract Funds and Other Liabilities Without Life or Disability Contingencies as of December 31, 2004 and 2003:

(In millions)                                                          2004                            2003
                                                        ------------------------------  -------------------------------
                                                             Amount       % of Total         Amount        % of Total
                                                        ----------------  ----------    -----------------  ----------
Subject to discretionary withdrawal - with adjustment:
  With market value adjustment                          $          9,764          22%   $          20,228          38%
  At book value less current surrender charge of 5% or
   more                                                               11          --                   12          --
  At market value                                                 27,183          62%              24,834          47%
                                                        -------------------------------------------------------------
  Total with adjustment or at market value                        36,958          84%              45,074          85%
                                                                                                                   85%
  At book value without adjustment (minimal or no
    charge or adjustment)                                            779           2%                 996           2%

    Not subject to discretionary withdrawal provision              6,079          14%               7,090          13%
                                                        -------------------------------------------------------------
    Total (gross)                                                 43,816         100%              53,160          38%
    Reinsurance ceded                                             (8,717)                            (549)
                                                        ----------------                -----------------
    Total annuity and deposit-type reserves             $         35,099                $          52,611
                                                        ================                =================

    Life & Accident & Health Annual Statement:
         Annuities General account:                     $          3,484                $           3,878
         Supplementary contracts with life
          contingencies                                              155                              163
         Deposit-Type Contracts                                      826                           16,131
                                                        ----------------                -----------------
         Subtotal                                                  4,465                           20,172
                                                        ----------------                -----------------
    Separate Accounts:
         Annuities                                                   642                            1,110
         Guaranteed interest contracts                                 -                            1,107
         Supplementary contracts with life
           contingencies                                             425                              419
         Policyholder dividend and coupon
           accumulations                                          29,550                               14
         Other contract deposit funds                                 17                           29,789
                                                        ----------------                -----------------
         Subtotal                                                 30,634                           32,439
                                                        ----------------                -----------------
         Total annuity and deposit type reserves        $         35,099                $          52,611
                                                        ================                =================

                          NOTES TO FINANCIAL STATEMENTS

NOTE 24 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2004 and 2003 were as follows;

        (In millions)                   2004                     2003
                               -------------------------------------------------
        Type                    Gross    Net of Loading   Gross   Net of Loading
        ----                    -----    --------------   -----   --------------
        Group Life                 19                19      19               23
        Ordinary Renewal            3                 3       4                4
        Ordinary New Business      --                --      --               --
                               -------------------------------------------------
        Totals                 $   22    $           22   $  23   $           27
                               =================================================

NOTE 25 - SEPARATE ACCOUNTS

Separate accounts held by the Company primarily represent funds for 401(k) plans, variable and fixed immediate and deferred annuities, variable universal life contracts, supplemental life benefits, and survivor income benefits. The assets of these accounts are generally carried at market value, with the exception of the nonindexed guaranteed products that are carried at amortized cost.

Information regarding the separate accounts of the Company for the periods ending December 31, 2004 and 2003 is as follows:

                                                           2004
                                                           ----
                                                         Non-indexed        Non-indexed     Nonguaranteed
                                                        guarantee less    Guarantee more      Separate
(In millions)                              Indexed     than/equal to 4%       than 4%         Accounts           Total
                                        -----------------------------------------------------------------------------------
Premiums, considerations or deposits
for year
 ended December 31, 2004                $       --     $             24   $       --      $         2,653   $         2,677
                                        ===================================================================================

Reserves at December 31, 2004:
     For accounts with assets at:
     Market value                       $       --     $          1,313   $       --      $        32,647   $        33,960
     Amortized cost                             --                    -           --                  407               407
                                        -----------------------------------------------------------------------------------
     Total reserves                     $       --     $          1,313   $       --      $        33,054   $        34,367
                                        ===================================================================================

By withdrawal characteristics:
     Subject to discretionary
      withdrawal                        $       --     $             --   $       --      $         2,796   $         2,796
     With market value adjustment               --                   --                               421               421
     At book value without market value
      adjustment and with current
      surrender charge of 5% or more            --                   --                            25,747            25,747

     At market value                            --                   --           --                3,492             3,492
     At book value without market value
      adjustment and with current
      surrender charge of less than 5%          --                1,313           --                   --             1,313
                                        -----------------------------------------------------------------------------------
     Subtotal                                   --                1,313           --               32,456            33,769
     Not subject to discretionary
      withdrawal                                --                   --           --                  598               598
                                        -----------------------------------------------------------------------------------
     Total                              $       --    $           1,313,  $       --      $        33,054   $        34,367
                                        ===================================================================================

There was no reserve for asset risk in lieu of AVR at December 31, 2004.

                          NOTES TO FINANCIAL STATEMENTS

                                                            2003
                                                            ----
                                                         Non-indexed       Non-indexed      Nonguaranteed
                                                       guarantee less    Guarantee more       Separate
(In millions)                             Indexed      than/equal to 4%      than 4%          Accounts           Total
                                        -----------------------------------------------------------------------------------
Premiums, considerations or deposits
 for year ended December 31, 2003       $       --    $              42   $    1,503      $         2,290   $         3,835
                                        ===================================================================================

Reserves at December 31, 2003:
    For accounts with assets at:
         Market value                           --    $              --   $        7      $        27,742   $        27,749
         Amortized cost                         --                1,241        6,415                   --             7,656
                                        -----------------------------------------------------------------------------------
         Total reserves                         --    $           1,241   $    6,422      $        27,742   $        35,405
                                        ===================================================================================

By withdrawal characteristics:
    Subject to discretionary
    withdrawal                          $       --    $              --   $    5,318      $            --   $         5,318
         With market value adjustment           --                   --           --                   --                --
         At market value                        --                   --           --               27,360            27,360
         At book value without market
          value adjustment and with
          current surrender charge of
          less than 5%                          --                1,241           --                   --             1,241
                                        -----------------------------------------------------------------------------------
         Subtotal                       $       --    $           1,241   $    5,318      $        27,360   $        33,919
         Not subject to discretionary
          withdrawal                            --                   --        1,104                  382             1,456
                                        -----------------------------------------------------------------------------------
         Total                          $       --    $           1,241   $    6,422      $        27,742   $        35,405
                                        ===================================================================================

There was no reserve for asset risk in lieu of AVR at December 31, 2003.

Reconciliation of Net Transfers To (From) Separate Accounts:


(In millions)                                             2004          2003
                                                       ----------    ----------
Transfers as reported in the Summary of Operations of
 the Separate Accounts Statement:
         Transfers to Separate Accounts                $    2,715    $    3,654
         Transfers from Separate Accounts                  (4,161)       (3,848)
                                                       ----------    ----------
         Net transfers from Separate Accounts              (1,446)         (194)
     Reconciling Adjustments:
         Separate Account Reserve and other transfers           7             3
         Separate Account Deposit Type Contracts            1,261            57
         General account fund transfers                        --            --
                                                       ----------    ----------
     Transfers as reported in the Statement of Income
      and changes in Capital and Surplus               $     (178)   $     (134)
                                                       ==========    ==========

                          NOTES TO FINANCIAL STATEMENTS

NOTE 26 - Loss/Claim Adjustments

The table below reconciles the Company's accident & health unpaid claims liabilities between December 31, 2004 and December 31, 2003, as follows:

(In millions)                                             2004          2003
                                                       ----------    ----------
Liability at beginning of year                         $    1,323    $    1,216

Incurred expenses for insured or covered events,
 current year                                               4,261         4,579
Incurred expenses (income) for insured or covered
 events, prior years                                         (166)          (50)
                                                       ----------    ----------
         Total provision                                    4,095         4,529
Payments for insured or covered events, current year        3,321         3,648
Payments for insured or covered events, prior years           837           774
                                                       ----------    ----------
         Total payments                                     4,158         4,422
                                                       ----------    ----------
Liability at end of year                               $    1,260    $    1,323
                                                       ==========    ==========

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Variable Life Insurance Separate Account A

        In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts constituting the CG Variable Life Insurance Separate Account A, (hereafter referred to as "Separate Account A") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the three years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account A's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania

April 20, 2005

                  CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                          OF CG LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                              At December 31, 2004

                             American
                              Century                                          Fidelity Variable              Fidelity Variable
                         Variable Products CIGNA Variable Products Group   Insurance Products Fund       Insurance Products Fund II
                         ----------------- ----------------------------- ----------------------------- -----------------------------
                              Capital      TimesSquare VP TimesSquare VP     Equity-                        Asset       Investment
                           Appreciation     Money Market     S&P 500          Income       Overseas        Manager      Grade Bond
                               Fund             Fund        Index Fund      Portfolio      Portfolio    Portfolio (1)    Portfolio
                         ----------------- -------------- -------------- -------------- -------------- -------------- --------------
Assets:
Investment in variable
 insurance funds and
 portfolios, at fair
 value                   $       1,417,487 $      344,128 $    5,633,822 $    3,458,055 $    1,286,018 $    2,174,682 $    1,691,907
                         ----------------- -------------- -------------- -------------- -------------- -------------- --------------
    Total assets and net
     assets              $       1,417,487 $      344,128 $    5,633,822 $    3,458,055 $    1,286,018 $    2,174,682 $    1,691,907
                         ================= ============== ============== ============== ============== ============== ==============

Accumulation units
 outstanding                    148,009.50      30,827.56     624,523.00     288,219.29     138,624.34     204,907.38     119,721.70
Accumulation unit value  $            9.58 $        11.16 $         9.02 $        12.00 $         9.28 $        10.61 $        14.13
                         ----------------- -------------- -------------- -------------- -------------- -------------- --------------
    Accumulation net
     assets              $       1,417,487 $      344,128 $    5,633,822 $    3,458,055 $    1,286,018 $    2,174,682 $    1,691,907
                         ================= ============== ============== ============== ============== ============== ==============

----------
(1) See Note 9 in the Notes to the Financial Statements.

                  CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                          OF CG LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
              For the Years Ended December 31, 2004, 2003 and 2002

                                                      American Century Variable Products           CIGNA Variable Products Group
                                                          Capital Appreciation Fund               TimesSquare VP Money Market Fund
                                                   ----------------------------------------    -------------------------------------
                                                      2004            2003          2002          2004         2003         2002
                                                   ----------------------------------------    -------------------------------------
Investment income:
Dividends                                          $        -      $        -    $        -    $    4,141   $    3,622   $    5,279

Expenses:
Mortality and expense risk                              5,849           5,007         4,297         1,946        2,151        1,702
                                                   ----------      ----------    ----------    ----------   ----------   ----------
    Net investment income (loss)                       (5,849)         (5,007)       (4,297)        2,195        1,471        3,577
                                                   ----------      ----------    ----------    ----------   ----------   ----------

Net realized and unrealized gain
 (loss) on investments:
Capital gain distributions from portfolio sponsors          -               -             -             -            -            -
Net realized gain (loss) on share transactions           (980)          4,628         2,571             -            -            -
                                                   ----------      ----------    ----------    ----------   ----------   ----------
    Net realized gain (loss)                             (980)          4,628         2,571             -            -            -
Change in net unrealized gain (loss)                   98,027         216,190      (228,703)            -            -            -
                                                   ----------      ----------    ----------    ----------   ----------   ----------
Net realized and unrealized
    gain (loss) on investments                         97,047         220,818      (226,132)            -            -            -
                                                   ----------      ----------    ----------    ----------   ----------   ----------

Net Increase (decrease) in net assets
 from operations                                   $   91,198      $  215,811    $ (230,429)   $    2,195   $    1,471   $    3,577
                                                   ==========      ==========    ==========    ==========   ==========   ==========

                                                        CIGNA Variable Products Group          Fidelity Variable Insurance Products
                                                      TimesSquare VP S&P 500 Index Fund             Fund Equity-Income Portfolio
                                                   ----------------------------------------    -------------------------------------
                                                      2004            2003          2002          2004         2003         2002
                                                   ----------------------------------------    -------------------------------------
Investment income:
Dividends                                          $  100,297      $   92,792    $   66,014    $   46,472   $   47,727   $   40,877

Expenses:
Mortality and expense risk                             23,283          20,042        18,820        13,858       11,893       11,231
                                                   ----------      ----------    ----------    ----------   ----------   ----------
    Net investment income (loss)                       77,014          72,750        47,194        32,614       35,834       29,646
                                                   ----------      ----------    ----------    ----------   ----------   ----------

Net realized and unrealized gain
 (loss) on investments:
Capital gain distributions from portfolio sponsors    609,534          55,836       138,049        11,102            -       55,638
Net realized gain (loss) on share transactions          2,781          28,846         8,843           594       30,568        7,472
                                                   ----------      ----------    ----------    ----------   ----------   ----------
    Net realized gain (loss)                          612,314          84,682       146,892        11,696       30,568       63,110
Change in net unrealized gain (loss)                 (174,292)        961,911    (1,279,800)      292,451      645,511     (562,006)
                                                   ----------      ----------    ----------    ----------   ----------   ----------
Net realized and unrealized
    gain (loss) on investments                        438,022       1,046,593    (1,132,908)      304,147      676,079     (498,896)
                                                   ----------      ----------    ----------    ----------   ----------   ----------

Net Increase (decrease) in net assets
 from operations                                   $  515,036      $1,119,343    $(1,085,714)  $  336,761   $  711,913   $ (469,250)
                                                   ==========      ==========    ==========    ==========   ==========   ==========

                                                     Fidelity Variable Insurance Products      Fidelity Variable Insurance Products
                                                           Fund Overseas Portfolio              Fund II Asset Manager Portfolio (1)
                                                   ----------------------------------------    -------------------------------------
                                                      2004            2003          2002          2004         2003         2002
                                                   ----------------------------------------    -------------------------------------
Investment income:
Dividends                                          $   12,310      $    7,085    $    5,713    $   55,016   $        -   $        -

Expenses:
Mortality and expense risk                              5,009           4,073         3,511         9,235        5,468            -
                                                   ----------      ----------    ----------    ----------   ----------   ----------
    Net investment income (loss)                        7,301           3,012         2,202        45,781       (5,468)           -
                                                   ----------      ----------    ----------    ----------   ----------   ----------

Net realized and unrealized gain
  (loss) on investments:
Capital gain distributions from portfolio sponsors          -               -             -             -            -            -
Net realized gain (loss) on share transactions          6,593          27,627           678           (17)       8,282            -
                                                   ----------      ----------    ----------    ----------   ----------   ----------
    Net realized gain (loss)                            6,593          27,627           678           (17)       8,282            -
Change in net unrealized gain (loss)                  133,770         319,855      (180,411)       56,885      194,740            -
                                                   ----------      ----------    ----------    ----------   ----------   ----------
Net realized and unrealized
    gain (loss) on investments                        140,364         347,482      (179,733)       56,868      203,022            -
                                                   ----------      ----------    ----------    ----------   ----------   ----------

Net Increase (decrease) in net assets
 from operations                                   $  147,664      $  350,494    $ (177,531)   $  102,649   $  197,554   $        -
                                                   ==========      ==========    ==========    ==========   ==========   ==========

                                                     Fidelity Variable Insurance Products      Fidelity Variable Insurance Products
                                                             Fund II Asset Manager                   Fund II Investment Grade
                                                              Growth Portfolio (1)                        Bond Portfolio
                                                   ----------------------------------------    -------------------------------------
                                                      2004            2003          2002          2004         2003         2002
                                                   ----------------------------------------    -------------------------------------
Investment income:
Dividends                                          $        -      $   48,155    $   42,760    $   62,777   $   60,354   $   52,060

Expenses:
Mortality and expense risk                                  -           2,825         6,939         7,140        6,538        6,424
                                                   ----------      ----------    ----------    ----------   ----------   ----------
    Net investment income (loss)                            -          45,330        35,821        55,637       53,816       45,636
                                                   ----------      ----------    ----------    ----------   ----------   ----------

Net realized and unrealized gain
  (loss) on investments:
Capital gain distributions from portfolio sponsors          -               -             -        45,156       21,235            -
Net realized gain (loss) on share transactions              -        (559,585)       (8,531)          663        5,498        1,650
                                                   ----------      ----------    ----------    ----------   ----------   ----------
    Net realized gain (loss)                                -        (559,585)       (8,531)       45,819       26,733        1,650
Change in net unrealized gain (loss)                        -         638,742      (297,969)      (38,007)     (11,790)      89,951
                                                   ----------      ----------    ----------    ----------   ----------   ----------
Net realized and unrealized
    gain (loss) on investments                              -          79,157      (306,500)        7,812       14,943       91,601
                                                   ----------      ----------    ----------    ----------   ----------   ----------

Net Increase (decrease) in net assets
 from operations                                   $        -      $  124,487    $ (270,679)   $   63,449   $   68,759   $  137,237
                                                   ==========      ==========    ==========    ==========   ==========   ==========
Investment income:

----------
(1) See Note 9 in the Notes to the Financial Statements.

                  CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                          OF CG LIFE INSURANCE COMPANY

                       STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended December 31, 2004, 2003 and 2002

                                               American Century Variable Products               CIGNA Variable Products Group
                                                   Capital Appreciation Fund                   TimesSquare VP Money Market Fund
                                           -------------------------------------------    -----------------------------------------
                                              2004            2003            2002           2004           2003            2002
                                           -------------------------------------------    -----------------------------------------
Operations:
Net investment income (loss)               $    (5,849)    $    (5,007)   $     (4,297)   $     2,195    $     1,471    $     3,577
Net realized gain (loss)                          (980)          4,628           2,571              -              -              -
Change in net unrealized gain (loss)            98,027         216,190        (228,703)             -              -              -
                                           -----------     -----------    ------------    -----------    -----------    -----------
    Net increase (decrease) from
     operations                                 91,198         215,811        (230,429)         2,195          1,471          3,577
                                           -----------     -----------    ------------    -----------    -----------    -----------

Accumulation unit transactions:
Participant deposits, net of premium
 taxes                                         337,027         402,820         423,301        122,070        191,571        185,841
Participant transfers                          (54,586)        (18,793)        (26,602)      (156,299)       (34,215)         1,436
Participant withdrawals and surrenders        (110,001)       (153,039)        (94,017)       (44,043)       (67,091)       (31,336)
Cost of insurance, administrative fees
and transaction fees                          (105,090)       (122,137)       (109,422)       (39,187)       (55,738)       (49,344)
                                           -----------     -----------    ------------    -----------    -----------    -----------
    Net increase (decrease) from
     participant transactions                   67,350         108,851         193,260       (117,459)        34,527        106,597
                                           -----------     -----------    ------------    -----------    -----------    -----------

Other increase (decrease) to participant
 accounts (1)                                        -           1,967               -              -         (1,870)             -

      Total increase (decrease) in net
       assets                                  158,548         326,629         (37,169)      (115,264)        34,128        110,174

Net assets:
Beginning of period                          1,258,939         932,310         969,479        459,392        425,264        315,090
                                           -----------     -----------    ------------    -----------    -----------    -----------
End of period                              $ 1,417,487     $ 1,258,939    $    932,310    $   344,128    $   459,392    $   425,264
                                           ===========     ===========    ============    ===========    ===========    ===========

                                                  CIGNA Variable Products Group           Fidelity Variable Insurance Products Fund
                                                TimesSquare VP S&P 500 Index Fund                  Equity-Income Portfolio
                                           -------------------------------------------    -----------------------------------------
                                              2004            2003            2002           2004           2003            2002
                                           -------------------------------------------    -----------------------------------------
Operations:
Net investment income (loss)               $    77,014     $    72,750    $     47,194    $    32,614    $    35,834    $    29,646
Net realized gain (loss)                       612,314          84,682         146,892         11,696         30,568         63,110
Change in net unrealized gain (loss)          (174,292)        961,911      (1,279,800)       292,451        645,511       (562,006)
                                           -----------     -----------    ------------    -----------    -----------    -----------
    Net increase (decrease) from
     operations                                515,036       1,119,343      (1,085,714)       336,761        711,913       (469,250)
                                           -----------     -----------    ------------    -----------    -----------    -----------

Accumulation unit transactions:
Participant deposits, net of premium
 taxes                                       1,155,030       1,384,674       1,657,570        559,043        675,672        800,915
Participant transfers                           13,217        (180,865)       (225,102)        38,468       (195,587)       (38,625)
Participant withdrawals and surrenders        (664,979)       (774,353)       (394,646)      (247,371)      (418,620)      (182,188)
Cost of insurance, administrative fees
 and transaction fees                         (437,782)       (451,424)       (403,742)      (208,671)      (213,669)      (188,031)
                                           -----------     -----------    ------------    -----------    -----------    -----------
    Net increase (decrease) from
     participant transactions                   65,486         (21,968)        634,080        141,469       (152,204)       392,071
                                           -----------     -----------    ------------    -----------    -----------    -----------

Other increase (decrease) to participant
 accounts (1)                                        -           3,366               -              -          6,289              -

      Total increase (decrease) in net
       assets                                  580,522       1,100,741        (451,634)       478,230        565,998        (77,179)

Net assets:
Beginning of period                          5,053,300       3,952,559       4,404,193      2,979,825      2,413,827      2,491,006
                                           -----------     -----------    ------------    -----------    -----------    -----------
End of period                              $ 5,633,822     $ 5,053,300    $  3,952,559    $ 3,458,055    $ 2,979,825    $ 2,413,827
                                           ===========     ===========    ============    ===========    ===========    ===========

----------
(1) See Note 9 in the Notes to the Financial Statements.

                  CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                          OF CG LIFE INSURANCE COMPANY

                       STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended December 31, 2004, 2003 and 2002

                                            Fidelity Variable Insurance Products Fund       Fidelity Variable Insurance Products
                                                         Overseas Portfolio                  Fund II Asset Manager Portfolio (1)
                                           -------------------------------------------    -----------------------------------------
                                              2004            2003            2002           2004           2003           2002
                                           -------------------------------------------    -----------------------------------------
Operations:
Net investment income (loss)               $     7,301     $     3,012    $      2,202    $    45,781    $    (5,468)   $         -
Net realized gain (loss)                         6,593          27,627             678            (17)         8,282              -
Change in net unrealized gain (loss)           133,770         319,855        (180,411)        56,885        194,740              -
                                           -----------     -----------    ------------    -----------    -----------    -----------
    Net increase (decrease) from
     operations                                147,664         350,494        (177,531)       102,649        197,554              -
                                           -----------     -----------    ------------    -----------    -----------    -----------

Accumulation unit transactions:
Participant deposits, net of premium
 taxes                                         211,326         284,914         332,962        479,026        372,617              -
Participant transfers                           33,654         (32,184)         (4,976)       (16,295)       (31,086)             -
Participant withdrawals and surrenders         (97,314)       (182,711)        (63,621)      (237,287)      (318,716)             -
Cost of insurance, administrative fees
 and transaction fees                          (94,495)        (95,512)        (85,409)      (166,079)      (141,155)             -
                                           -----------     -----------    ------------    -----------    -----------    -----------
    Net increase (decrease) from
     participant transactions                   53,171         (25,493)        178,956         59,365       (118,340)             -
                                           -----------     -----------    ------------    -----------    -----------    -----------

Other increase (decrease) to participant
 accounts (1)                                        -          (1,280)              -              -      1,933,454              -

      Total increase (decrease) in net
       assets                                  200,835         323,721           1,425        162,014      2,012,668              -

Net assets:
Beginning of period                          1,085,183         761,462         760,037      2,012,668              -              -
                                           -----------     -----------    ------------    -----------    -----------    -----------
End of period                              $ 1,286,018     $ 1,085,183    $    761,462    $ 2,174,682    $ 2,012,668    $         -
                                           ===========     ===========    ============    ===========    ===========    ===========

                                               Fidelity Variable Insurance Products          Fidelity Variable Insurance Products
                                           Fund II Asset Manager Growth Portfolio (1)      Fund II Investment Grade Bond Portfolio
                                           -------------------------------------------    -----------------------------------------
                                              2004            2003            2002           2004           2003           2002
                                           -------------------------------------------    -----------------------------------------
Operations:
Net investment income (loss)               $         -     $    45,330    $     35,821    $    55,637    $    53,816    $    45,636
Net realized gain (loss)                             -        (559,585)         (8,531)        45,819         26,733          1,650
Change in net unrealized gain (loss)                 -         638,742        (297,969)       (38,007)       (11,790)        89,951
                                           -----------     -----------    ------------    -----------    -----------    -----------
    Net increase (decrease) from
     operations                                      -         124,487        (270,679)        63,449         68,759        137,237
                                           -----------     -----------    ------------    -----------    -----------    -----------

Accumulation unit transactions:
Participant deposits, net of premium
 taxes                                               -         196,183         616,587        347,814        390,154        377,140
Participant transfers                                -           6,023         (97,047)       (32,873)      (107,747)       (57,649)
Participant withdrawals and surrenders               -         (44,804)       (166,763)       (49,337)      (279,430)       (75,954)
Cost of insurance, administrative fees
 and transaction fees                                -         (57,220)       (155,897)      (125,803)      (137,560)      (119,182)
                                           -----------     -----------    ------------    -----------    -----------    -----------
    Net increase (decrease) from
     participant transactions                        -         100,182         196,880        139,801       (134,583)       124,355
                                           -----------     -----------    ------------    -----------    -----------    -----------

Other increase (decrease) to participant
 accounts (1)                                        -      (1,756,163)              -              -          2,169              -

      Total increase (decrease) in net
       assets                                        -      (1,531,494)        (73,799)       203,250        (63,655)       261,592

Net assets:
Beginning of period                                  -       1,531,494       1,605,293      1,488,657      1,552,312      1,290,720
                                           -----------     -----------    ------------    -----------    -----------    -----------
End of period                              $         -     $         -    $  1,531,494    $ 1,691,907    $ 1,488,657    $ 1,552,312
                                           ===========     ===========    ============    ===========    ===========    ===========

----------
(1) See Note 9 in the Notes to the Financial Statements.

CG Variable Life Insurance Separate Account A of CG Life Insurance Company
Notes to the Financial Statements
December 31, 2004
--------------------------------------------------------------------------------

1.      Organization
                CG Variable Life Insurance Separate Account A (Separate Account
        A) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of Separate Account A are part of the operations of Connecticut General Life Insurance Company (CG
        Life). The assets and liabilities of Separate Account A are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of Separate Account A are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants.

                At December 31, 2004, the assets of Separate Account A are divided into variable sub-accounts, each of which is invested in shares of one of seven diversified open-end investment management companies' mutual funds, each portfolio having its own investment objective. Transfers are permitted between these variable sub-accounts and to and from a fixed account option offered by CG Life. The fixed account is not included in these financial statements. The variable sub-accounts are:

        American Century Variable Products:
                Variable Products Capital Appreciation Fund ("American Century Capital Appreciation Fund")

        CIGNA Variable Products Group:
                TimesSquare Variable Products Money Market Fund
                TimesSquare Variable Products S&P 500 Index Fund

        Fidelity Variable Insurance Products Fund:
                Equity-Income Portfolio ("Fidelity Equity-Income Portfolio") Overseas Portfolio ("Fidelity Overseas Portfolio")

        Fidelity Variable Insurance Products Fund II:
                Asset Manager Portfolio ("Fidelity Asset Manager Portfolio"). See Note 9 in the Notes to the Financial Statements.
                Investment Grade Bond Portfolio ("Fidelity Investment Grade Bond Portfolio")

        During April 2005, the CIGNA Variable Products Group funds were replaced with two new fund offerings. The TimesSquare Variable Products Money Market Fund was replaced by the PIMCO Money Market Fund and the TimesSquare Variable Products S&P 500 Index Fund was replaced by the Dreyfus S&P 500 Fund.

2.      Significant Accounting Policies
                These financial statements were prepared in conformity with accounting principles generally accepted in the United States. Amounts recorded in the financial statements reflect management's estimates and assumptions, such as those regarding fair value, that affect recorded amounts. Significant estimates are discussed throughout the Notes to the Financial Statements; however, actual results could differ from those estimates.

                The following is a summary of significant accounting policies consistently applied in the preparation of the financial statements:

                A. Investment Valuation: Investments held by the variable sub-accounts are valued at their respective closing net asset values per share as determined by the mutual fund or portfolio manager as of the valuation date. The change in the difference between cost and fair value during the period is reflected as an unrealized gain (loss) in the Statements of Operations.

                B. Investment Transactions: Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life.

                C. Federal Income Taxes: The operations of Separate Account A form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing Federal income tax law, investment income (dividends) and capital gains attributable to Separate Account A are not taxed.

3.      Investments
                Total variable sub-account shares held and cost of investments as of December 31, 2004 were:

        -----------------------------------------------------------------------------------
                                                                      cost of       Fair
        Total variable sub-account                     shares held  investments     Value
        -----------------------------------------------------------------------------------
        American Century Capital Appreciation Fund        185,051  $ 1,779,244  $ 1,417,487
        TimesSquare VP Money Market Fund                  344,120      344,120      344,128
        TimesSquare VP S&P 500 Index Fund                 367,987    7,044,781    5,633,822
        Fidelity Equity-Income Portfolio                  136,305    3,263,060    3,458,055
        Fidelity Overseas Portfolio                        73,403    1,381,498    1,286,018
        Fidelity Asset Manager Portfolio                  146,443    1,923,056    2,174,682
        Fidelity Investment Grade Bond Portfolio          127,691    1,574,486    1,691,907
        -----------------------------------------------------------------------------------

                Purchases and sales of shares of each variable sub-account for the year ended December 31, 2004 amounted to:

        ---------------------------------------------------------------------
        Variable Sub-Account                             Purchases    Sales
        ---------------------------------------------------------------------
        American Century Capital Appreciation Fund    $   289,710  $  228,508
        TimesSquare VP Money Market Fund                  117,318     232,404
        TimesSquare VP S&P 500 Index Fund               1,703,905     952,841
        Fidelity Equity-Income Portfolio                  596,130     409,953
        Fidelity Overseas Portfolio                       227,999     167,595
        Fidelity Asset Manager Portfolio                  454,141     348,537
        Fidelity Investment Grade Bond Portfolio          425,729     185,155
        ---------------------------------------------------------------------

4. Charges and Deductions CG Life charges each certificate under the group policy for mortality and expense risks the daily equivalent of 0.45%, on an annual basis, of the current value of the variable sub-account's assets. This charge may change but will not exceed 0.90% per year. This charge covers the risk that the group insured will, on average, live shorter periods of time than estimated and that the cost of issuing and administering the group policy is more than estimated. These charges are an expense of the variable sub-accounts.

                Each premium payment is subject to a charge covering state insurance premium taxes and federal income taxes under Section 848 of the Internal Revenue Code (dealing with deferred acquisition costs). This charge is stated in the group policy, but will not exceed 5.00%. State insurance premium taxes vary from state to state and range from 0.00% to 3.00%. The premium taxes are netted against participant deposits on the Statements of Changes in Net Assets.

                CG Life charges a monthly deduction for the cost of life insurance and any other benefits provided under the Group policy. The cost of life insurance will depend on the contractholder's age on the contractholder's last birthday as of the last Policy Anniversary. The charge may depend on the following risk factors:

                .   The group policyholder's industry;
                .   The contractholder's classification as a smoker or
                    non-smoker;
                .   The number of eligible persons;
                .   The age, sex and occupation of the eligible persons;
                .   The prior claims experience of group life insurance plans
                    sponsored by the group policyholder;

                .   Expenses of the group policy, including commissions to
                    agents or brokers and other administrative expenses to
                    reimburse CG Life;
                .   Our prior claims experience under the group policy; and
                .   Other factors affecting CG Life's risk under the group
                    policy.

        The monthly cost of life insurance is guaranteed not to exceed maximum rates that are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

                CG Life charges a monthly administrative fee to cover the cost of premium billing and collection, certificate value calculation, transaction processing, periodic reports and other expenses. This charge will vary depending on the group policyholder, including the number of eligible persons and the expected costs of administering the certificates under the group policy. This charge will not exceed:

                . $6.00 per month, for certificates having a fund or portfolio balance (net of loans) of more than zero but not more than $10,000; or
                . $5.00 per month, for certificates having no fund or portfolio balance, or having a fund or portfolio balance (net of loans) of more than $10,000.

                CG Life charges a fee of $25.00 (or 2% of the amount of the surrender, if less) for the following transactions:

                .   A full surrender of a certificate;
                .   A partial surrender of a certificate; and
                .   Each transfer between funding options in excess of 12
                    transfers during each policy year.

        The transaction fee may be waived at the discretion of CG Life management.

                Fees charged by CG Life for cost of life insurance, administrative fees and transaction fees are charged directly to policyholder accounts and, for the years ended December 31, 2004, 2003 and 2002, amounted to:

        --------------------------------------------------------------------------------
                                                              Cost of Life Insurance
                                                      ----------------------------------
        Variable Sub-Account                               2004        2003       2002
        --------------------------------------------------------------------------------
        American Century Capital Appreciation Fund    $   103,219  $   119,866  $ 107,340
        TimesSquare VP Money Market Fund                   38,421       54,664     48,455
        TimesSquare VP S&P 500 Index Fund                 431,941      444,333    397,211
        Fidelity Equity-Income Portfolio                  205,758      210,152    184,818
        Fidelity Overseas Portfolio                        93,024       93,911     83,939
        Fidelity Asset Manager Portfolio                  163,775      138,879          -
        Fidelity Asset Manager Growth Portfolio
        (See Note 9)                                            -       56,398    153,360
        Fidelity Investment Grade Bond Portfolio          124,297      135,765    117,718
        ---------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------
                                                              Administrative Fees
                                                      -----------------------------------
        Variable Sub-Account                               2004         2003      2002
        ---------------------------------------------------------------------------------
        American Century Capital Appreciation Fund    $     1,722  $     1,892  $   2,002
        TimesSquare VP Money Market Fund                      647          769        812
        TimesSquare VP S&P 500 Index Fund                   5,216        5,712      6,179
        Fidelity Equity-Income Portfolio                    2,617        2,856      3,102
        Fidelity Overseas Portfolio                         1,214        1,259      1,367
        Fidelity Asset Manager Portfolio                    1,956        1,719          -
        Fidelity Asset Manager Growth Portfolio
        (See Note 9)                                            -          788      2,401
        Fidelity Investment Grade Bond Portfolio            1,317        1,433      1,375
        ---------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------
                                                                Transaction Fees
                                                      -----------------------------------
        Variable Sub-Account                               2004         2003      2002
        ---------------------------------------------------------------------------------

        American Century Capital Appreciation Fund    $       149  $       379  $      80
        TimesSquare VP Money Market Fund                      119          305         77
        TimesSquare VP S&P 500 Index Fund                     625        1,379        352
        Fidelity Equity-Income Portfolio                      296          661        111
        Fidelity Overseas Portfolio                           257          342        103
        Fidelity Asset Manager Portfolio                      348          557          -
        Fidelity Asset Manager Growth Portfolio
        (See Note 9)                                            -           34        136
        Fidelity Investment Grade Bond Portfolio              189          362         89
        ---------------------------------------------------------------------------------

5.      Distribution of Net Income
                Separate Account A does not expect to declare dividends to participants from accumulated net income. The accumulated net income is allocated to each participant. Distribution to participants will occur as part of death benefits and surrenders.

6.      Diversification Requirements
                Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Based on assurances from the Fund Managers, CG Life believes that the variable sub-accounts satisfy the requirements of the regulations and that Separate Account A therefore satisfies these requirements and expects to continue to meet such requirements.

7.      Related Party Transactions
                During the years ended December 31, 2004, 2003 and 2002 management fees were paid to Times Square Capital Management, an affiliate of CG Life, in its capacity as advisor to the CIGNA Variable Products Group. The advisory agreement for the underlying funds provides for a fee at the annual rate of 0.35% of the average net assets of the TimesSquare Variable Products Money Market Fund and 0.25% of the average net assets of the TimesSquare Variable Products S&P 500 Index Fund.

8.      Changes in Units Outstanding
                The changes in units outstanding for the years ended December 31, 2004, 2003 and 2002 were as follows:

        --------------------------------------------------------------------------------------
                                          December 31, 2004
        ---------------------------------------------------------------------------------------
        Variable Sub-Account                               Units       Units      Net Increase
                                                          Issued      Redeemed     (Decrease)
        ---------------------------------------------------------------------------------------
        American Century Capital Appreciation Fund     50,196.500   (43,011.168)    7,185.332
        TimesSquare VP Money Market Fund               19,677.450   (30,200.146)  (10,522.696)
        TimesSquare VP S&P 500 Index Fund             175,425.614  (167,918.167)    7,507.447
        Fidelity Equity-Income Portfolio               68,445.339   (55,885.278)   12,560.061
        Fidelity Overseas Portfolio                    43,789.871   (37,506.104)    6,283.767
        Fidelity Asset Manager Portfolio               62,716.599   (56,878.321)    5,838.278
        Fidelity Investment Grade Bond Portfolio       29,918.072   (19,736.288)   10,181.784
        --------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------
                                           December 31, 2003
        ---------------------------------------------------------------------------------------
        Variable Sub-Account                              Units         Units     Net Increase
                                                         Issued        Redeemed   (Decrease)
        --------------------------------------------------------------------------------------
        American Century Capital Appreciation Fund     76,513.575   (60,734.170)   15,779.405
        TimesSquare VP Money Market Fund               22,971.309   (20,034.325)    2,936.984
        TimesSquare VP S&P 500 Index Fund             363,307.626  (362,538.474)      769.152
        Fidelity Equity-Income Portfolio              173,409.406  (187,564.944)  (14,155.538)
        Fidelity Overseas Portfolio                    88,414.028   (88,595.036)     (181.008)
        Fidelity Asset Manager Portfolio              345,903.496  (146,826.563)  199,076.933
        Fidelity Asset Manager Growth Portfolio
        (See Note 9)                                   39,128.244  (254,346.634) (215,218.390)
        Fidelity Investment Grade Bond Portfolio       77,931.330   (88,020.199)  (10,088.869)
        --------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------
                                           December 31, 2002
        --------------------------------------------------------------------------------------
        Variable Sub-Account                              Units         Units     Net Increase
                                                         Issued        Redeemed    (Decrease)
        --------------------------------------------------------------------------------------
        American Century Capital Appreciation Fund     73,256.858   (50,215.656)   23,041.202
        TimesSquare VP Money Market Fund               22,754.470   (13,073.860)    9,680.610
        TimesSquare VP S&P 500 Index Fund             332,188.054  (245,666.670)   86,521.384
        Fidelity Equity-Income Portfolio              123,449.998   (80,918.391)   42,531.607
        Fidelity Overseas Portfolio                    70,065.299   (42,518.719)   27,546.580
        Fidelity Asset Manager Growth Portfolio
        (See Note 9)                                  104,553.594   (79,043.748)   25,509.846
        Fidelity Investment Grade Bond Portfolio       39,637.513   (29,274.287)   10,363.226
        --------------------------------------------------------------------------------------

9.      Other Increase (Decrease) to Participant Accounts
                The net asset values shown in the financial statements reflect Separate Account A's holdings as of December 31, 2003. During 2003, it was discovered that the holdings of the Separate Account A division, which were invested in the Fidelity Asset Manager Growth Portfolio were, under the contracts, to have been invested in the Fidelity Asset Manager Portfolio. In the aggregate, the investment yields since November 1999, when Separate Account A commenced operation, were less than the investment yields that would have been earned, had shares of the intended fund been purchased. On May 23, 2003, CG Life recalculated the account balances of contractholders (including contractholders who have died, or who have surrendered their contracts) to reflect the balances that would have existed had shares of the intended fund been purchased. CG Life executed the trades to purchase (using assets of the CG Life's general account) shares of the variable funds necessary to make policyholders whole. The net impact of these trades totaled $187,932 and was paid out of CG Life's general account.

10.     Financial Highlights
                The Financial Highlights for Separate Account A for the years ended December 31, 2004, 2003, 2002 and 2001 follows. A pro forma Financial Highlights exhibit is included for the Fidelity Asset Manager Portfolio for the years ended December 31, 2003 and 2002. The calculation of net investment income for the pro forma Financial Highlights for the Fidelity Asset Manager Portfolio is based on the average mortality and expense risk charge of 0.45%.

        Explanations for footnotes within the Financial Highlights are as follows:

        * These amounts represent the dividends, excluding distributions of capital gains, received by the variable sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude mortality and expense risk charges that are assessed against contract owner accounts through reductions in the unit values. The recognition of investment income by the variable sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the variable sub-account invests.

        ** These amounts represent the annualized contract expenses of the separate account, consisting exclusively of mortality and expense risk charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issuance fees, premium loads and transaction fees, made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. These ratios also do not reflect charges for cost of insurance, administrative or transaction fees; inclusion of these charges in the calculation would result in a reduction in the total return presented.

          AMERICAN CENTURY VARIABLE PRODUCTS CAPITAL APPRECIATION FUND
      AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, 2002 AND 2001
                              FINANCIAL HIGHLIGHTS

                                                           2004          2003          2002          2001
                                                        ----------    ----------    ----------    ----------
Per Unit Operating Performance
(For a unit of capital stock outstanding throughout
 the period):

Accumulation unit value, beginning of period            $     8.94    $     7.46    $     9.50    $    13.27
                                                        ----------------------------------------------------

Income from investment operations:
  Net investment income (loss)                               (0.04)        (0.04)        (0.04)        (0.05)
  Net realized and unrealized gain (loss) on
   investment transactions                                    0.68          1.52         (2.00)        (3.72)
                                                        ----------------------------------------------------

Total from investment operations                              0.64          1.48         (2.04)        (3.77)
                                                        ----------------------------------------------------

Accumulation unit value, end of period                  $     9.58    $     8.94    $     7.46    $     9.50
                                                        ====================================================

Total Return *** :                                            7.13%        19.84%       -21.47%       -28.41%

Supplemental Data:
Net assets, end of period (in thousands)                $    1,417    $    1,259    $      932    $      969
Ratio to average net assets:
     Expenses **                                              0.45%         0.45%         0.45%         0.45%
     Net investment income *                                  0.00%         0.00%         0.00%         0.00%

                          CIGNA VARIABLE PRODUCTS GROUP
                        TIMESSQUARE VP MONEY MARKET FUND
      AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, 2002 AND 2001
                              FINANCIAL HIGHLIGHTS

                                                           2004          2003          2002          2001
                                                        ----------    ----------    ----------    ----------
Per Unit Operating Performance
(For a unit of capital stock outstanding throughout
 the period):

Accumulation unit value, beginning of period            $    11.11    $    11.07    $    10.97    $    10.62
                                                        ----------------------------------------------------

Income from investment operations:
  Net investment income (loss)                                0.05          0.04          0.10          0.33
  Net realized and unrealized gain (loss) on
   investment transactions                                    0.00          0.00          0.00          0.02
                                                        ----------------------------------------------------

Total from investment operations                              0.05          0.04          0.10          0.35
                                                        ----------------------------------------------------

Accumulation unit value, end of period                  $    11.16    $    11.11    $    11.07    $    10.97
                                                        ====================================================

Total Return *** :                                            0.48%         0.36%         0.91%         3.30%

Supplemental Data:
Net assets, end of period (in thousands)                $      344    $      459    $      425    $      315
Ratio to average net assets:
     Expenses **                                              0.45%         0.45%         0.45%         0.45%
     Net investment income *                                  0.97%         0.76%         1.40%         3.53%

                          CIGNA VARIABLE PRODUCTS GROUP
                        TIMESSQUARE VP S&P 500 INDEX FUND
      AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, 2002 AND 2001
                              FINANCIAL HIGHLIGHTS

                                                           2004          2003          2002          2001
                                                        ----------    ----------    ----------    ----------
Per Unit Operating Performance
(For a unit of capital stock outstanding throughout
 the period):

Accumulation unit value, beginning of period            $     8.19    $     6.41    $     8.31    $     9.51
                                                        ----------------------------------------------------

Income from investment operations:
  Net investment income (loss)                                0.12          0.12          0.08          0.08
  Net realized and unrealized gain (loss) on
   investment transactions                                    0.71          1.66         (1.98)        (1.28)
                                                        ----------------------------------------------------

Total from investment operations                              0.83          1.78         (1.90)        (1.20)
                                                        ----------------------------------------------------

Accumulation unit value, end of period                  $     9.02    $     8.19    $     6.41    $     8.31
                                                        ====================================================

Total Return *** :                                           10.15%        27.77%       -22.86%       -12.62%

Supplemental Data:
Net assets, end of period (in thousands)                $    5,634    $    5,053    $    3,953    $    4,404
Ratio to average net assets:
     Expenses **                                              0.45%         0.45%         0.45%         0.45%
     Net investment income *                                  1.94%         2.09%         1.57%         1.40%

                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                             EQUITY-INCOME PORTFOLIO
      AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, 2002 AND 2001
                              FINANCIAL HIGHLIGHTS

                                                           2004          2003          2002          2001
                                                        ----------    ----------    ----------    ----------
Per Unit Operating Performance
(For a unit of capital stock outstanding throughout
 the period):

Accumulation unit value, beginning of period            $    10.81    $     8.33    $    10.07    $    10.65
                                                        ----------------------------------------------------

Income from investment operations:
  Net investment income (loss)                                0.12          0.12          0.11          0.10
  Net realized and unrealized gain (loss) on
   investment transactions                                    1.07          2.36         (1.85)        (0.68)
                                                        ----------------------------------------------------

Total from investment operations                              1.19          2.48         (1.74)        (0.58)
                                                        ----------------------------------------------------

Accumulation unit value, end of period                  $    12.00    $    10.81    $     8.33    $    10.07
                                                        ====================================================

Total Return *** :                                           10.99%        29.77%       -17.28%        -5.45%

Supplemental Data:
Net assets, end of period (in thousands)                $    3,458    $    2,980    $    2,414    $    2,491
Ratio to average net assets:
     Expenses **                                              0.45%         0.45%         0.45%         0.45%
     Net investment income *                                  1.51%         1.81%         1.63%         1.48%

                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                               OVERSEAS PORTFOLIO
      AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, 2002 AND 2001
                              FINANCIAL HIGHLIGHTS

                                                           2004          2003          2002          2001
                                                        ----------    ----------    ----------    ----------
Per Unit Operating Performance
(For a unit of capital stock outstanding throughout
 the period):

Accumulation unit value, beginning of period            $     8.20    $     5.75    $     7.24    $     9.23
                                                        ----------------------------------------------------

Income from investment operations:
  Net investment income (loss)                                0.05          0.02          0.02          0.34
  Net realized and unrealized gain (loss) on
   investment transactions                                    1.03          2.43         (1.51)        (2.33)
                                                        ----------------------------------------------------

Total from investment operations                              1.08          2.45         (1.49)        (1.99)
                                                        ----------------------------------------------------

Accumulation unit value, end of period                  $     9.28    $     8.20    $     5.75    $     7.24
                                                        ====================================================

Total Return *** :                                           13.13%        42.61%       -20.58%       -21.56%

Supplemental Data:
Net assets, end of period (in thousands)                $    1,286    $    1,085    $      761    $      760
Ratio to average net assets:
     Expenses **                                              0.45%         0.45%         0.45%         0.45%
     Net investment income *                                  1.10%         0.79%         0.73%         4.68%


                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                           ASSET MANAGER PORTFOLIO (1)
     AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2004 AND FOR THE SEVEN MONTH
                         PERIOD ENDED DECEMBER 31, 2003
                              FINANCIAL HIGHLIGHTS

                                                           2004          2003
                                                        ----------    ----------
Per Unit Operating Performance
(For a unit of capital stock outstanding throughout
  the period):

Accumulation unit value, beginning of period            $    10.11    $     9.31
                                                        ------------------------

Income from investment operations:
  Net investment income (loss)                                0.23         (0.02)
  Net realized and unrealized gain (loss) on
   investment transactions                                    0.27          0.82
                                                        ------------------------

Total from investment operations                              0.50          0.80
                                                        ------------------------

Accumulation unit value, end of period                  $    10.61    $    10.11
                                                        ========================

Total Return *** :                                            4.98%         8.59%

Supplemental Data:
Net assets, end of period (in thousands)                $    2,175    $    2,013
Ratio to average net assets:
     Expenses **                                              0.45%         0.25%
     Net investment income *                                  2.68%         0.00%

(1) See Note 9 in the Notes to the Financial Statements

                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                           ASSET MANAGER PORTFOLIO (1)
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
                         PRO FORMA FINANCIAL HIGHLIGHTS

                                                           2004          2003
                                                        ----------    ----------
Per Unit Operating Performance
(For a unit of capital stock outstanding throughout
 the period):

Accumulation unit value, beginning of period            $     8.61    $     9.44
                                                        ------------------------

Income from investment operations:
  Net investment income (loss)                                0.32          0.30
  Net realized and unrealized gain (loss) on
   investment transactions                                    1.18         (1.13)
                                                        ------------------------

Total from investment operations                              1.50         (0.83)
                                                        ------------------------

Accumulation unit value, end of period                  $    10.11    $     8.61
                                                        ========================

Total Return *** :                                           17.42%        -8.79%

Supplemental Data:
Net assets, end of period (in thousands)                $    2,013           N/A
Ratio to average net assets:
     Expenses **                                              0.45%         0.45%
     Net investment income *                                  3.89%          N/A

(1) See Note 9 in the Notes to the Financial Statements

                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                       ASSET MANAGER GROWTH PORTFOLIO (1)
                  FOR THE FIVE MONTH PERIOD ENDED MAY 31, 2003
                 AND THE YEARS ENDED DECEMBER 31, 2002 AND 2001
                              FINANCIAL HIGHLIGHTS

                                                           2004          2003          2001
                                                        ----------    ----------    ----------
Per Unit Operating Performance
(For a unit of capital stock outstanding throughout
 the period):

Accumulation unit value, beginning of period            $     7.12    $     8.46    $     9.18
                                                        --------------------------------------

Income from investment operations:
  Net investment income (loss)                                0.24          0.18          0.17
  Net realized and unrealized gain (loss) on
   investment transactions                                    0.47         (1.52)        (0.89)
                                                        --------------------------------------

Total from investment operations                              0.71         (1.34)        (0.72)
                                                        --------------------------------------

Accumulation unit value, end of period                  $     7.83    $     7.12    $     8.46
                                                        ======================================

Total Return *** :                                            9.97%       -15.84%       -7.84%

Supplemental Data:
Net assets, end of period (in thousands)                $        0    $    1,531    $    1,605
Ratio to average net assets:
     Expenses **                                              0.20%         0.45%         0.45%
     Net investment income *                                  3.59%         2.76%         2.50%

(1) See Note 9 in the Notes to the Financial Statements

                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                         INVESTMENT GRADE BOND PORTFOLIO
      AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, 2002 AND 2001
                              FINANCIAL HIGHLIGHTS

                                                           2004          2003          2002          2001
                                                        ----------    ----------    ----------    ----------
Per Unit Operating Performance
(For a unit of capital stock outstanding throughout
 the period):

Accumulation unit value, beginning of period            $    13.59    $    12.98    $    11.81    $    10.94
                                                        ----------------------------------------------------

Income from investment operations:
  Net investment income (loss)                                0.49          0.49          0.39          0.49
  Net realized and unrealized gain (loss) on
   investment transactions                                    0.05          0.12          0.78          0.38
                                                        ----------------------------------------------------

Total from investment operations                              0.54          0.61          1.17          0.87
                                                        ----------------------------------------------------

Accumulation unit value, end of period                  $    14.13    $    13.59    $    12.98    $    11.81

Total Return *** :                                            3.99%         4.70%         9.91%         7.95%

Supplemental Data:
Net assets, end of period (in thousands)                $    1,692    $    1,489    $    1,552    $    1,291
Ratio to average net assets:
     Expenses **                                              0.45%         0.45%         0.45%         0.45%
     Net investment income *                                  3.96%         4.14%         3.64%         4.68%

                            PART C: OTHER INFORMATION

Item 26. Exhibits

(a) Incorporated by reference to Exhibit 1 A (1) to Registration Statement on Form S-6 (File Number 33-60967) filed July 11, 1995 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(b) Not applicable.

*(c)(1) Distribution agreement between Connecticut General Life Insurance Company and Westport Financial Services, LLC.

*(c)(2) Distribution services agreement between Connecticut General Life Insurance Company and Westport Financial Services, LLC.

(d) Incorporated by reference to Exhibit 1(A)(5) to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File Number 33-60967) filed April 25, 1997 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(e) Incorporated by reference to Exhibit 1(A)(10) to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File Number 33-60967) filed April 25, 1997 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(f) Incorporated by reference to Exhibits 6(a) and 6(b) to Post-Effective Amendment No. 1 to Registration Statement on Form N-4 (File Number 33-83020) filed June 22, 1995 by CG Variable Annuity Separate Account II as Registrant and Connecticut General Life Insurance Company as Depositor.

(g) Not applicable.

(h) Incorporated by reference to Exhibit 8 to Registration Statement on Form S-6 (File Number 33-60967) filed July 11, 1995 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(i) Not applicable.

(j) Not applicable.

*(k) Opinion and consent of counsel regarding the legality of the securities being offered.

*(l) Opinion and consent of Renee Cieslukowski, FSA, MAAA, concerning the hypothetical illustration included within the Prospectus.

*(m) Sample calculation provided by Renee Cieslukowski, FSA, MAAA.

(n) (1) Power of attorney of David M. Cordani, Director and Senior Vice President (Chief Financial Officer), incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-6 (File Number 33-60967) filed March 3, 2003 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

        *(2) Power of attorney of Jonathan N. Rubin, Director, Senior Vice President and Principal Financial Officer.

        (3) Power of attorney of Richard H. Forde, Director and Principal Executive Officer, incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form S-6 (File Number 33-60967) filed April 30, 2001 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

        *(4) Power of attorney of Mark A. Parsons, Director and Senior Vice President.

        (5) Power of attorney of John R. Perlstein, Director, Senior Vice President and Chief Counsel, incorporated by reference to Exhibit N-7 to Post-Effective Amendment No. 12 to Registration Statement on Form N-6 (File Number 33-60967) filed April 30, 2004 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

        *(6) Power of attorney of Glenn D. Pomerantz, M.D., Director and Senior Vice President.

        *(7) Power of attorney of Frank Sataline, Jr., Director and Senior Vice President.

        (8) Power of attorney of Scott A. Storrer, Director and Senior Vice President, incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-6 (File Number 33-60967) filed March 3, 2003 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

        *(9) Power of attorney of Jeffrey M. Weinman, Director.

        *(10) Power of attorney of Standley H. Hoch, Director.

        *(11) Power of attorney of Susan B. Hoffnagle, Director.

        *(12) Consent of independent accountants PricewaterhouseCoopers LLP.

        *(13) Consent of counsel Morgan, Lewis & Bockius LLP.

(o) Not applicable.

(p) Not applicable.

(q) Not applicable.

Item 27. Directors and Officers of the Depositor

The following list of directors and principal officers of Connecticut General Life Insurance Company ("Connecticut General"). Correspondence with any director or officer may be addressed to Hartford, CT 06152 and will be delivered to the office of Connecticut General at 900 Cottage Grove Road, Bloomfield, CT 06002.

David M. Cordani - Director, President, Principal Executive Officer

Jonathan N. Rubin - Director, Senior Vice President, Principal Financial Officer

Richard H. Forde - Director, Senior Vice President

Mark A. Parsons - Director, Senior Vice President

John R. Perlstein - Director, Senior Vice President, Chief Counsel

Glenn D. Pomerantz, M.D. - Director, Senior Vice President

Frank Sataline, Jr. - Director, Senior Vice President

Scott A. Storrer - Director, Senior Vice President

Jeffrey N. Weinman - Director

Standley H. Hoch - Director

Susan B. Hoffnagle - Director

Barry R. McHale - Vice President, Treasurer

Susan L. Cooper - Corporate Secretary

Franklin C. Barlow - Principal Accounting Officer

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated herein by reference to the Form 10-K Report, Commission File #1-8323, CIGNA Corporation, March 4, 2005.

Item 29. Indemnification

RULE 484 UNDERTAKING

        The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

        Connecticut Law: Except where an applicable insurance policy is procured, Connecticut General Statutes ("C.G.S.") Section 33-320a is the sole source of indemnification rights for directors and officers of Connecticut corporations and for persons who may be deemed to be controlling persons by reason of their status as a shareholder, director, officer, employee or agent of a Connecticut corporation. Under C.G.S. Section 33-320a, a corporation shall indemnify any director or officer who was or is a party, or was threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as "proceeding") by virtue of the fact that he or the person whose legal representative he is: (i) is or was a director or officer of the corporation; (ii) while a director or an officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (hereinafter referred to as "enterprise"), other than an employee benefit plan or trust; or (iii) while a director or an officer of the corporation, is or was a director or officer serving at the request of the corporation as a fiduciary of an employee benefit plan or trust maintained for the benefit of employees of the corporation or any other enterprise, against "covered expenditures" if (and only if) his conduct met the applicable statutory eligibility standard. The types of expenditures which are covered and the statutory eligibility standard vary according to the type of proceeding to which the director or officer is or was a party or was threatened to be made a party.

        According to C.G.S. Section 33-320a, in non-derivative proceedings other than ones brought in connection with an alleged claim based upon the purchase or sale by a director or officer of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, the corporation shall indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorney's fees, actually incurred by him in connection with the proceeding, or any appeal therein,

        IF AND ONLY IF he acted (i) in good faith and (ii) in a manner he reasonably believed to be in the best interests of the corporation or, in the case of a person serving as a fiduciary of any employee benefit plan or trust, in a manner he reasonably believed to be in the best interests of the corporation or in the best interest of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust. However, where the proceeding brought is criminal in nature, C.G.S. Section 33-320a requires that the director or officer must satisfy the additional condition that he had no reasonable cause to believe that his conduct was unlawful in order to be indemnified. A director or officer also will be entitled to indemnification as described above if (i) he is successful on the merits in the defense of any non-derivative proceeding brought against him or (ii) a court shall have determined that in view of all the circumstances he is fairly and reasonably entitled to be indemnified. The decision about whether the director or officer qualifies for indemnification under C.G.S. Section 33-320a may be made (i) in writing by a majority of those members of the board of directors who were not parties to the proceeding in question, (ii) in writing by independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to the proceeding, or (iii) by the shareholders of the corporation at a special or annual meeting by an affirmative vote of at least a majority of the voting power of shares not owned by parties to the proceeding. A director or officer also may apply to a court of competent jurisdiction for indemnification even though he previously applied to the board, independent legal counsel or the shareholders and his application for indemnification was rejected.

        For purposes of C.G.S. Section 33-320a, the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the director or officer did not act in good faith or in a manner which that director or officer did not believe reasonably to be in the best interests of the corporation or of the participants and beneficiaries of an employee benefit plan or trust and consistent with the provisions of such plan or trust.

        Likewise, the termination of a criminal act or proceeding shall not create, of itself, a presumption that the director or officer had reasonable cause to believe that his conduct was unlawful.

        In non-derivative proceedings based on the purchase or sale of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, C.G.S. Section 33-320a provides that the corporation shall indemnify the director or officer only after a court shall have determined upon application that in view of all the circumstances, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, the expenditures for which the director or officer shall be indemnified shall be only such amount as the court determines to be appropriate.

        Pursuant to C.G.S. Section 33-320a, where a director or officer was or is a party or was threatened to be made a party to a derivative proceeding, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the proceeding or any appeal therein, in relation to matters as to which he is finally adjudged not to have breached his duty to the corporation. The corporation also shall indemnify a director or officer where the court determines that, in view of all the circumstances, such person is fairly and reasonably entitled to be indemnified; however, in such a situation, the individual shall be indemnified only for such amount as the court determines to be appropriate. Furthermore, the statute provides that the corporation shall not indemnify a director or officer for amounts paid to the corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a threatened or pending action, with or without court approval, or for expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

        C.G.S. Section 33-320a also provides that expenses incurred in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon authorization of the board of directors, provided said expenses are indemnifiable under the statute and the director or officer agrees to repay such amount if he is later found not entitled to indemnification by the corporation.

        Lastly, C.G.S. Section 33-320a is intended to be an exclusive statute. A corporation established under Connecticut statute cannot indemnify a director or officer (other than a director or officer who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise), to an extent either greater or less than that authorized by the statute, and any provision in the certificate of incorporation, the by-laws, a shareholder or director resolution, or agreement or otherwise that is inconsistent with the statute is invalid. Notwithstanding the above, C.G.S.
Section 33-320a specifically authorizes a corporation to procure insurance providing greater indemnification rights than those set out in the statute the premium cost of which may be shared with the director or officer on such basis as may be agreed upon.

        The directors and officers may also be covered by an errors and omissions or other insurance policies. The Bylaws of CIGNA Corporation provide that any person who at any time serves as a director or officer of the Company or any majority owned ultimate subsidiary of CIGNA Corporation shall be indemnified or reimbursed against and for any and all claims for which they become subject by reason of such service.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to a Transitional Distribution Services Agreement dated April 1, 2004, Connecticut General Life Insurance Company has agreed to reimburse Prudential Retirement Brokerage Services, Inc. ("PRBS") for certain costs incurred by PRBS as underwriter for the Registrant.

Item 30. Principal Underwriters

The Policies will be distributed by our principal underwriter, Westport Financial Services, L.L.C. , 39 Old Ridgebury Road, Danbury, CT 06810 .

The following are the directors and officers of Westport. The address of each is 39 Old Ridgebury Road, Danbury, CT 06810.

        Jeanne R. Heller          President, Chief Compliance Officer
        Paul J. Defronzo          Senior Vice President, Chief Financial Officer
        Timothy J. Nelson         Executive Vice President
        Gregory T. Richardson     Treasurer
        Robert R. Schmidt         Executive Vice President
        Gary F. Terry             Executive Vice President
        Martin L. Vaughan         Director

Item 31. Location of Accounts and Records

Connecticut General Life Insurance Company, 1601 Chestnut Street Philadelphia, PA 19192, attn. GVUL Product Manager.

Item 32. Management Services

        Not Applicable.

Item 33. Fee Representation

REPRESENTATIONS UNDER SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940

Connecticut General Life Insurance Company represents that the fees and charges under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Connecticut General Life Insurance Company.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant, CG Variable Life Insurance Separate Account A, has duly caused this amendment to a registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Philadelphia and Commonwealth of Pennsylvania, on the 6th day of June, 2005.

                                   CG Variable Life Insurance Separate Account A (Registrant)

                                   Connecticut General Life Insurance Company
                                   (Depositor)

                                   By: /s/ MICHAEL A. JAMES
                                       -----------------------------------------
                                       Michael A. James

Attest: /s/ Walter E. Heindl
        Walter E. Heindl

        Pursuant to the requirements of the Securities Act of 1933, this amendment to a registration statement has been signed below by the following persons in the capacities and on the date indicated.

             Name                                    Title                                  Date
             ----                                    -----                                  ----
      /s/ David M. Cordani*               Director and President                         June 7, 2005
    -------------------------------       (Principal Executive Officer)
        David M. Cordani

      /s/ Jonathan N. Rubin*              Director and Senior Vice President             June 7, 2005
    -------------------------------       (Principal Financial Officer)
        Jonathan N. Rubin

      /s/ Richard H. Forde*               Director and Senior Vice President             June 7, 2005
    -------------------------------
        Richard H. Forde

      /s/ Mark A. Parsons*                Director and Senior Vice President             June 7, 2005
    -------------------------------
        Mark A. Parsons

      /s/ John R. Perlstein*              Director, Senior Vice President and Chief      June 7, 2005
    -------------------------------       Counsel
        John R. Perlstein

      /s/ Glenn D. Pomerantz, M.D.*       Director and Senior Vice President             June 7, 2005
    -------------------------------
        Glenn D. Pomerantz, M.D.

      /s/ Frank Sataline, Jr.*            Director and Senior Vice President             June 7, 2005
    -------------------------------
        Frank Sataline, Jr.

      /s/ Scott A. Storrer*               Director and Senior Vice President             June 7, 2005
    -------------------------------
        Scott A. Storrer

      /s/ Jeffrey M. Weinman*             Director                                       June 7, 2005
    -------------------------------
        Jeffrey M. Weinman

      /s/ Standley H. Hoch*               Director                                       June 7, 2005
    -------------------------------
        Standley H. Hoch

      /s/ Susan B. Hoffnagle*             Director                                       June 7, 2005
    -------------------------------
        Susan B. Hoffnagle


*By: /s/ Walter E. Heindl
    -------------------------------
         Walter E. Heindl
         Attorney In Fact

                                  EXHIBIT INDEX

Exhibit C(1) Distribution agreement between Connecticut General Life Insurance Company and Westport Financial Services, LLC.

Exhibit C(2) Distribution services agreement between Connecticut General Life Insurance Company and Westport Financial Services, LLC

Exhibit K         Opinion and Consent of Legal Counsel

Exhibit L         Opinion and Consent of Actuary

Exhibit M         Illustration Sample Calculation

Exhibit N(2)      Power of Attorney of Jonathan N. Rubin

Exhibit N(4)      Power of Attorney of Mark A. Parsons

Exhibit N(6)      Power of Attorney of Glenn D. Pomerantz, M.D.

Exhibit N(7)      Power of Attorney of Frank Sataline, Jr.

Exhibit N(9)      Power of Attorney of Jeffrey M. Weinman

Exhibit N(10)     Power of Attorney of Standley H. Hoch

Exhibit N(11)     Power of Attorney of Susan B. Hoffnagle

Exhibit N(12)     Consent of Independent Accountants

Exhibit N(13)     Consent of Counsel